UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

HUNTSMAN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-12

AN INVITATION FROM OUR CHAIRMAN
DEAR FELLOW STOCKHOLDER:
We are pleased to invite you to attend the 2025 Annual Meeting of Stockholders of Huntsman Corporation (the “Company”, “Huntsman”, “we” or “our”), which will be held virtually on Wednesday, April 30, 2025, at 8:00 a.m. Central Time.
At this year’s Annual Meeting, we will consider the matters described in this Proxy Statement. It is important that you take part in the affairs of our Company by voting on the business to come before the stockholders at the Annual Meeting.
The 2025 Annual Meeting will be held in virtual format through a live webcast. Stockholders will be able to attend, vote their shares, and submit questions by visiting www.virtualshareholdermeeting.com/HUN2025. You will not be able to attend the Annual Meeting physically.
PLEASE VOTE AS SOON AS POSSIBLE
This Proxy Statement contains important information and you should read it carefully. Whether or not you plan to participate in the virtual Annual Meeting, we ask that you vote as soon as possible to ensure that your voice is heard. You may vote by proxy via the Internet or telephone, or if you received paper copies of the proxy materials through the mail, you may also vote via mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. For detailed information regarding voting instructions, please refer to the accompanying Proxy Statement.

Sincerely,

PETER R. HUNTSMAN Chairman of the Board, President and Chief Executive Officer

HUNTSMAN 2025 PROXY

HUNTSMAN CORPORATION NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
Wednesday, April 30, 2025, 8:00 a.m. Central Time Virtual Meeting Site: www.virtualshareholdermeeting.com/HUN2025
TO THE STOCKHOLDERS OF HUNTSMAN CORPORATION:
We are holding the 2025 Annual Meeting of Stockholders (including any postponements, adjournments or continuations thereof, the “Annual Meeting”) for the following purposes:
1.
To elect as directors 10 nominees to serve until the 2026 Annual Meeting of Stockholders or her/his earlier resignation, removal or death.

2.
To approve, on a non-binding advisory basis, the compensation of our named executive officers, or “NEOs.”

3.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025.

4.
To approve the Huntsman Corporation 2025 Stock Incentive Plan.

5.
To transact such other business as may properly come before the Annual Meeting in accordance with our Bylaws.

The accompanying Proxy Statement provides detailed information about the matters to be considered at the Annual Meeting.
To join the live webcast, attend and participate in the virtual Annual Meeting, you will need your 16-digit control number included on your proxy card or voting instruction form. For further information on how to attend and participate in the virtual Annual Meeting, please see “Additional Details Regarding the Annual Meeting” on page 6 of the Proxy Statement.
Regardless of whether you plan to attend the Annual Meeting, we hope you read the accompanying Proxy Statement and vote as soon as possible so that your voice is heard. This Notice of 2025 Annual Meeting of Stockholders, the 2024 Annual Report, and the attached Proxy Statement and form of proxy card are first being sent to stockholders of record as of March 7, 2025, on or about March 17, 2025.
We urge you to vote TODAY by following the instructions on the proxy card to vote on the Internet, by telephone or by completing, signing, dating and returning the proxy card in the enclosed, postage pre-paid envelope. Returning a proxy does not deprive you of your right to attend the Annual Meeting virtually and to vote your shares at the Annual Meeting. If you are the beneficial but not record owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a broker), you will receive instructions from your broker as to how to vote your shares.
THE BOARD RECOMMENDS VOTING “FOR ALL” OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND “FOR” PROPOSAL 4 USING THE ENCLOSED PROXY CARD.
By Order of the Board of Directors,
David M. Stryker
Secretary
The Woodlands, Texas
March 17, 2025
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held April 30, 2025: The Notice of 2025 Annual Meeting and Proxy Statement and the 2024 Annual Report are available free of charge at www.proxyvote.com.

HUNTSMAN 2025 PROXY

PARTICIPATE IN OUR FUTURE, VOTE NOW
Your vote is important to us and allows you to participate in the future of our Company.
Please cast your vote as soon as possible on the items listed below to ensure that your shares are represented and your voice is heard.
PROPOSALS REQUIRING YOUR VOTE
		Board Recommendation	Votes Required for Approval	Unvoted Shares(1)	Abstentions
PROPOSAL 1	Election of Directors	FOR ALL of the nominees	Majority of votes cast	Do not count	Will have no effect on the outcome
PROPOSAL 2	Non-Binding Advisory Vote on Named Executive Officer Compensation	FOR	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	Do not count	Count as a vote against
PROPOSAL 3	Ratification of Independent Registered Public Accounting Firm	FOR	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	Discretionary voting allowed	Count as a vote against
PROPOSAL 4	Approval of the 2025 Stock Incentive Plan	FOR	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	Do not count	Count as a vote against

(1)
Based on New York Stock Exchange rules, if your shares are held through a broker, bank or other nominee, they do not have discretion to vote on your behalf on non-routine matters if you do not provide voting instructions.

VOTING OPTIONS
Even if you plan to attend and participate in our virtual Annual Meeting, please read this Proxy Statement with care, and vote by proxy to make sure your shares are represented at the Annual Meeting. In all cases, have your proxy card in hand and simply follow the instructions set forth on the enclosed proxy card.
VISIT THE PROXY WEBSITE
Visit the proxy website: www.proxyvote.com
•
Review and download easy to read, interactive versions of our Proxy Statement and 2024 Annual Report

•
Sign up for future electronic delivery to reduce costs

HUNTSMAN 2025 PROXY

PROXY STATEMENT TABLE OF CONTENTS

HUNTSMAN 2025 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT SUMMARY

HUNTSMAN PROXY STATEMENT SUMMARY
To assist you in reviewing the proposals to be voted upon at the 2025 Annual Meeting of Stockholders, including any postponements, adjournments or continuations thereof, (the “Annual Meeting”) of Huntsman Corporation (“Huntsman”, the “Company”, “we” or “our”), this summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider. You should read the entire Proxy Statement carefully before voting.
The Annual Report for the year ended December 31, 2024 (“2024 Annual Report”), the Notice of Annual Meeting, this Proxy Statement and the accompanying form of proxy card are first being sent to stockholders of record as of March 7, 2025, on or about March 17, 2025.
For further information on how to attend and participate in the virtual Annual Meeting, please see “Additional Details Regarding the Annual Meeting” on page 6 of the Proxy Statement.
ANNUAL MEETING DETAILS
Date and Time	Virtual Meeting Site
8:00 a.m. Central Time, on April 30, 2025	www.virtualshareholdermeeting.com/HUN2025

Record Date	Common Stock Outstanding as of the Record Date
March 7, 2025	173,747,479
MEETING AGENDA AND VOTING RECOMMENDATIONS
Proposal	Board Recommendation
1. Election of 10 nominees to serve as directors until the 2026 Annual Meeting of Stockholders or her/his earlier resignation, removal or death	FOR ALL nominees
2. Advisory vote to approve named executive officer compensation	FOR
3. Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025	FOR
4. Approval of the 2025 Stock Incentive Plan	FOR
2024 COMPANY MILESTONES
We invested in our core business, while also streamlining operations and growing our shared service platform:
•
Progressed announced expansions of the product portfolio of our Performance Products business, including catalysts for polyurethane insulation and high value performance amines used in the semiconductor industry.

•
Expanded our three global business services centers in Southeast Asia, Latin America and Eastern Europe, with approximately 600 associates working at these sites at the end of 2024.

•
Divested non-core assets in the United States and Europe as we continued to improve our portfolio and reduce costs.

•
Completed the separation and acquisition of an MDI and HCL recycle facility from our Shanghai Lianhang Isocyanate Company joint venture in China.

We continued our strong governance structures and advanced our commitment to planet and people:
•
Outperformed our target metrics in personal safety and process safety.

•
Published our 2023 corporate sustainability report which includes limited assurance regarding our greenhouse gas emissions and water usage.

•
Continued strong philanthropic ideals, contributing to multiple causes worldwide, including by donating to and volunteering at local food banks and awarding university and trade school scholarships to area high school students.

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HUNTSMAN CORPORATION: PROXY STATEMENT SUMMARY

We enhanced stockholder return by leveraging our balance sheet to increase our dividend:
•
Modestly increased our quarterly dividend by 5% in February 2024 and distributed approximately $174 million in dividends in 2024, making this the fourth year in a row we have increased the dividend.

BOARD’S DIRECTOR NOMINEES (PROPOSAL 1)
WE ASK THAT YOU VOTE “FOR ALL” OF OUR DIRECTOR NOMINEES

The following table provides summary information about each of the Board’s director nominees. Please see “Proposal 1—Director Nominees.” Please also read our “Part 2—Board of Directors” section beginning on page 12 for more information regarding our director nominees. We ask you to vote “FOR ALL” of our director nominees using the enclosed proxy card.

Nominee	Age	Director Since	Principal Occupation	Independent	Committees
Peter R. Huntsman	62	1994	Chairman of the Board, President and Chief Executive Officer of Huntsman Corporation (our “CEO”)		N/A
Mary C. Beckerle	70	2011	Chief Executive Officer of University of Utah Huntsman Cancer Institute		Governance, Sustainability
Sonia Dulá	64	2020	Former Vice Chair of Bank of America, Latin America		Compensation (Chair), Audit
Cynthia L. Egan	69	2020	Former President of Retirement Plan Services of T. Rowe Price Group and Non-Executive Vice Chair and Lead Independent Director of Huntsman Corporation		Governance (Chair)
Curtis E. Espeland	60	2022	Former Executive Vice President and Chief Financial Officer of Eastman Chemical Company		Audit, Compensation
Daniele Ferrari	63	2018	Senior Advisor at SK Capital Partners, former CEO of Versalis S.p.A. (Eni group)		Governance, Sustainability
José Muñoz	59	2022	President and Chief Executive Officer of Hyundai Motor Company		Compensation, Sustainability
Jeanne McGovern	66	2021	Retired Partner, Deloitte & Touche LLP		Audit (Chair), Governance
David B. Sewell	56	2022	Former Chief Executive Officer of WestRock Company		Audit, Sustainability
Jan E. Tighe	62	2019	Retired Vice Admiral of the U.S. Navy		Sustainability (Chair), Audit
CORPORATE GOVERNANCE HIGHLIGHTS
The Board is committed to corporate governance principles and practices that facilitate fulfillment of its fiduciary duties to you as the stockholders of our Company. Key corporate governance highlights include:
AN INDEPENDENT AND BROADLY-DIVERSE BOARD OF DIRECTORS
All members of our Board are independent except our CEO
Five of our 10 director nominees are women (50% gender diversity), two add ethnic diversity, and one, as a retired Vice Admiral of the U.S. Navy, adds diversity as a veteran
Six new independent directors (including three women) added to the Board since 2020; regular review of composition of board and potential director candidates ongoing
All Board committees are chaired by women and the Board’s Lead Independent Director and Non-Executive Vice Chair is female

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HUNTSMAN CORPORATION: PROXY STATEMENT SUMMARY

ACCOUNTABILITY TO STOCKHOLDERS
Majority voting for director nominees in all uncontested elections
Simple majority stockholder voting requirements
Stockholders may request special meetings of stockholders at the ownership threshold of 15%
Eligible stockholders may nominate director nominees through our proxy materials (proxy access)
Robust stock ownership guidelines for directors and executive officers
Policy prohibiting short sales by directors and executive officers
Policies enhancing transparency in political giving and lobbying activities
PRUDENT AND PROGRESSIVE RISK OVERSIGHT

Board and committee-focused oversight of safety across all Huntsman sites through the Company’s “Zero Harm” initiative to create a caring and engaged culture as a value to drive safe operation with the courage to continuously progress our culture, protecting our people, plant and processes from harm

Board and committee-focused oversight of operational, environmental, health and safety, financial, strategic, competitive, reputational, cybersecurity, legal and regulatory risks
BOARD DIVERSITY
Board composition and director succession is a thoughtful, ongoing process at Huntsman. The Board identifies and evaluates desired director attributes, professional and life experiences, and skill sets in light of the Company’s strategic direction and evolving needs. Our Board recently undertook a multi-year director succession and refreshment process that began in 2018 and resulted in the addition of eight new independent directors (including four women, two ethnically-diverse directors and, as a retired Vice Admiral of the U.S. Navy, one veteran) to the Board. We believe our diverse Board currently has the right mix of skills and experience to successfully oversee the Company; however, we regularly assess the composition of the Board and are continuously engaged in Board succession planning.
Our Board is composed of highly-qualified, diverse leaders from highly relevant industries and markets possessing key expertise, lived experience, and skills, and represents an effective mix of deep Company knowledge and fresh perspective. The following graphic illustrates the diverse and well-rounded range of attributes, viewpoints and experiences of our 10 director nominees.

Board Representation

Diverse Mix

50%
Female directors
50%
20%
Ethnically-Diverse
directors

Global Perspective

Seven directors with specialized international expertise

Range of Tenures

0-5
6-15
15+

Average Tenure: 8.1 Years
6 independent directors
appointed within the last 5 years

Mix of Ages

55-65
66-70

Average Age: 63.1
70% are 65 or younger

Independent Oversight

9 of 10 independent director nominees

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HUNTSMAN CORPORATION: PROXY STATEMENT SUMMARY

EXECUTIVE COMPENSATION (PROPOSAL 2)
WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At the Annual Meeting, our stockholders will again have an opportunity to cast an advisory say-on-pay vote on the compensation paid to our named executive officers (“NEOs”). We ask you to vote “FOR” to approve our NEO compensation using the enclosed proxy card. Please see “Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation.” Please also read our “Compensation Discussion and Analysis” beginning on page 35 for more information regarding our executive compensation program in 2024.

EXECUTIVE SUMMARY
The Compensation Committee believes that the design of our executive compensation program achieves the Committee’s primary objective of aligning the financial interests of our NEOs with the creation of long-term stockholder value, as reflected by the pay outcomes in 2024.
COMPANY PERFORMANCE HIGHLIGHTS	COMPENSATION STRUCTURE AND DECISIONS

In 2024, our Company continued to experience weak global markets in the chemical industry. Within this environment, we delivered a solid performance on key financial, strategic, and environmental, health and safety initiatives. Points of emphasis include:
•
Return to Shareholders:   Modestly increased the quarterly dividend by 5%, representing the fourth consecutive annual increase in the dividend

•
Safety Performance:    Outperformed our target metrics in personal safety and process safety

•
Financial:   Improved overall volumes by approximately 6%; delivered on cost savings programs that more than offset inflation, while also delivering $414 million of adjusted EBITDA(1) and $101 million in free cash flow(2); reduced our working capital cash conversion cycle and managed capital expenditures prudently given the economic environment; maintained investment grade credit ratings with Moody’s, S&P and Fitch; successfully issued $350 million of senior notes with a 5.70% coupon rate; and returned approximately $174 million to stockholders through dividends

•
Strategic:   Continued our focus on portfolio enhancement by completing the sale of small, non-core assets; completed the separation and acquisition of an MDI and HCL recycle facility from our Shanghai Lianhang Isocyanate Company joint venture in China; expanded our global business services centers (GBS) in Southeast Asia, Latin America and Eastern Europe, with approximately 600 associates working at these sites at the end of 2024

•
Sustainability:   Published our 2023 sustainability report which includes limited assurance regarding our greenhouse gas emissions and water usage

•
Planet and People:   Continued to invest in and contribute to our communities globally, including by donating to and volunteering at local food banks and awarding university and trade school scholarships to area high school students

The primary objective of our executive compensation program is to align the financial interests of our NEOs with the creation of long-term stockholder value. Key features of the program include:
•
Annual and long-term incentive plans designed to align executives’ pay with Company and share price performance

•
Robust compensation benchmarking against a peer group of companies we compete against for talent

•
Comprehensive policies and practices intended to create a sound compensation governance process and support well-informed decision-making

During 2024, the Compensation Committee, with the assistance of Meridian, its independent compensation consultant, focused on balancing long-term and short-term compensation in line with our pay-for-performance philosophy and taking into account energy volatility and a challenging global economic environment and the impacts of these factors on the chemical industry. Key decisions included:
•
Reaffirmed the approach for determining our CEO’s target compensation and mix to place a significant amount of pay at risk based on Company and share price performance. For our CEO this resulted in the following actions:

•
Maintained his base salary at the same level as the prior year

•
Placed a significant portion of our CEO’s total compensation “at risk” with the target value of his cash performance award and his long-term stock incentives amounting to 90% of his total direct compensation

•
Exercised discretion to reduce the payout of the 2024 annual cash performance awards for our CEO and other executive officers to zero, because the Company did not attain threshold goals of adjusted EBITDA and free cash flow. The Compensation Committee exercised its discretion to eliminate this payment, notwithstanding the positive performance in strategic and operational initiatives and the delivery of positive free cash flow

•
Approved the results of the 2022-2024 PSU awards at 65.9% of target, aligning the payout with our TSR performance relative to peers

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HUNTSMAN CORPORATION: PROXY STATEMENT SUMMARY

(1)
Throughout this Proxy Statement, we refer to our adjusted EBITDA, which is a non-GAAP financial measure. See Appendix A for additional information regarding adjusted EBITDA and a reconciliation to net income.

(2)
Throughout this Proxy Statement, we refer to free cash flow, which is a non-GAAP financial measure. For purposes of compensation determinations, free cash flow is calculated as operating cash from continuing operations less capital expenditures from continuing operations. See Appendix A for additional information regarding free cash flow and a reconciliation to operating cash from continuing operations.

(3)
For additional discussion of our three-year cumulative TSR achievement and our 2022 Performance Peers, see “Compensation Discussion and Analysis—2024 Executive Compensation Decisions—Long-Term Equity Compensation—Payout of 2022 Performance Share Unit Awards.”

Our Response to Stockholder Feedback
We engage in a continuous dialogue with our stockholders and have made numerous changes over the years in response to stockholder feedback.
In response to stockholder feedback, the Compensation Committee has consistently implemented improvements that further align incentive payouts with the creation of stockholder value.
At our 2024 annual meeting, the say-on-pay proposal received the support of approximately 85% of the stockholders casting their votes. Approximately 97% and 85% of the shares voted at our 2023 and 2022 annual meetings, respectively, were voted in favor of the advisory say-on-pay proposal. In response to the advisory say-on-pay results in 2024, we discussed topics relevant to our compensation practices with a number of our stockholders. Both looking forward and back, the Compensation Committee carefully considers the say-on-pay results and the stockholder feedback we received in determining executive compensation.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 3)
We ask you to vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025 using the enclosed proxy card.
APPROVAL OF THE 2025 STOCK INCENTIVE PLAN (PROPOSAL 4)
In Proposal 4, we are seeking approval of the Huntsman Corporation 2025 Stock Incentive Plan (the “2025 Stock Incentive Plan”) for the purpose of, among other things, reserving 4,650,000 shares of common stock for issuance under the plan. Approval of the number of shares of common stock reserved for issuance under the 2025 Stock Incentive Plan will ensure that there are sufficient shares available to meet our needs for future grants during the coming years, which allows us to provide incentive and reward opportunities to eligible individuals and assists us in retaining a competitive edge in today’s volatile business environment.

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HUNTSMAN CORPORATION: PROXY STATEMENT

HUNTSMAN CORPORATION: PROXY STATEMENT
PART 1
INFORMATION ABOUT THE MEETING

GENERAL
This Proxy Statement is being furnished to the stockholders of Huntsman in connection with the solicitation of proxies by the Board. The proxies are to be voted at the Annual Meeting to be held on Wednesday, April 30, 2025, at 8:00 a.m. Central Time by virtual meeting at ww.virtualshareholdermeeting.com/HUN2025 for the purposes set forth in the accompanying Notice of Annual Meeting. You will not be able to attend the Annual Meeting physically.
The Board is soliciting your proxy to vote your shares at the Annual Meeting. We will bear the cost of the solicitation, including the cost of the preparation, assembly, printing and, where applicable, mailing of the Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card and any additional information furnished by us to our stockholders. In addition to solicitation by mail, certain of our directors, officers and employees may, without extra compensation, solicit proxies by telephone, facsimile, electronic means and personal interview. We have retained Innisfree M&A Incorporated to help us distribute and solicit proxies and agreed to pay them $17,500 and reimburse them for out-of-pocket expenses for these services. We will also make arrangements with brokerage houses, custodians, nominees, and other fiduciaries to send proxy materials to their principals, and we will reimburse them for postage and clerical expenses.
ADDITIONAL DETAILS REGARDING THE ANNUAL MEETING
ANNUAL MEETING LOG-IN INSTRUCTIONS
Because the Annual Meeting will be held virtually, there is no physical meeting location. To participate in the virtual Annual Meeting, holders of shares of our common stock as of the close of business on March 7, 2025 (the record date for the Annual Meeting) should log in to the live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/HUN2025.
To join the live webcast and participate in the virtual Annual Meeting (e.g., submit questions and/or vote your shares), you will need the 16-digit control number included on your proxy card and voting instruction form. Online access to the live webcast will open approximately 15 minutes prior to the start of the Annual Meeting. We recommend that you log in to the Annual Meeting several minutes before its scheduled start time.
If you are the representative of a trust or corporation, limited liability company, partnership or other legal entity that holds shares of our common stock, you will need the 16-digit control number included on the proxy card and voting instruction form of that legal entity in order to attend and participate in the virtual Annual Meeting.
No audio, video or other form of recording of the Annual Meeting is allowed. If you are not a stockholder at the close of business on March 7, 2025 (the record date for the Annual Meeting) or do not have a control number, you will not be able to access the Annual Meeting.
STOCKHOLDER ACCESS DURING THE ANNUAL MEETING
We are sensitive to the fact that virtual meetings provide a different forum than traditional in-person meetings and are committed to ensuring that stockholders will be afforded the same rights and opportunities to attend and participate in our virtual Annual Meeting as they would an in-person meeting. In particular, we believe the design of our virtual platform enhances, rather than constrains, stockholder access and participation. For example, our virtual platform will allow stockholders to vote their shares electronically during the live webcast and to submit questions for a live Q&A session that will be held at the end of the Annual Meeting.
SUBMITTING QUESTIONS AND VOTING YOUR SHARES AT THE ANNUAL MEETING
Submitting Questions:   Stockholders as of the record date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/HUN2025 will have an opportunity to submit questions via the Internet during the meeting. We are committed to answering stockholders’ questions in the order in which they are received, subject to the Rules of Conduct governing the Annual Meeting, just as we have been at our past in-person and virtual meetings. We reserve the right to edit or

6	HUNTSMAN 2025 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

remove profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. To avoid repetition, we may group substantially similar questions together and provide a single response.
Voting Your Shares:   Stockholders as of the record date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/HUN2025 will have an opportunity to vote their shares electronically at the virtual Annual Meeting even if they have previously submitted their votes.
TECHNICAL SUPPORT
Prior to and during the virtual Annual Meeting, we will have technicians ready to assist you with any difficulties you may encounter. If you encounter difficulties accessing or participating in the virtual Annual Meeting, please call the technical support number that will be available at www.virtualshareholdermeeting.com/HUN2025.
Please be sure to check in by 7:45 a.m. Central Time on April 30, 2025, the day of the Annual Meeting, so we may address any technical difficulties before the live audio webcast begins.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
1. WHAT IS THE PURPOSE OF THE ANNUAL MEETING?
At the Annual Meeting, stockholders will vote upon the matters outlined in the Notice of Annual Meeting of Stockholders, which are:
1.
To elect as directors 10 nominees to serve until the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) or her/his earlier resignation, removal or death.

2.
To approve, on a non-binding advisory basis, the compensation of our named executive officers, or “NEOs.”

3.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025.

4.
To approve the 2025 Stock Incentive Plan.

5.
To transact such other business as may properly come before the Annual Meeting in accordance with our Seventh Amended and Restated Bylaws of Huntsman Corporation (our “Bylaws”). The Board is not aware of any other matters to be presented at the Annual Meeting. In addition, our management will respond to questions from stockholders following the adjournment of the formal business at the Annual Meeting.

The Board recommends voting “FOR ALL” of the Board’s nominees on Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, and “FOR” Proposal 4 using the enclosed proxy card.
2. WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?
The Annual Meeting will be held on Wednesday, April 30, 2025, at 8:00 a.m. Central Time by virtual meeting at ww.virtualshareholdermeeting.com/HUN2025 for the purposes set forth in the accompanying Notice of Annual Meeting.
Attendance at the Annual Meeting will be limited to stockholders as of the close of business on March 7, 2025 (the “Record Date”) and/or their authorized representatives, and guests of the Company. Even if you plan to attend the virtual Annual Meeting, we strongly urge you to vote in advance by voting via the Internet or by telephone or by completing, signing, and dating the enclosed voting instruction form or proxy card and returning it in the postage pre-paid envelope provided, as soon as possible.
3. WHAT IS INCLUDED IN THE COMPANY’S PROXY MATERIALS?
The Company’s proxy materials include: (1) the Notice of Annual Meeting of Stockholders; (2) this Proxy Statement; (3) the 2024 Annual Report; and (4) a proxy card or a voting instruction card for the Annual Meeting.
You may refer to the 2024 Annual Report for financial and other information about our operations. The 2024 Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

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HUNTSMAN CORPORATION: PROXY STATEMENT

4. WHAT IS A PROXY?
A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Peter R. Huntsman, our Chairman of the Board, President and Chief Executive Officer, also referred to herein as our “CEO,” and David M. Stryker, our Executive Vice President, General Counsel and Secretary, will serve as proxies for the Annual Meeting pursuant to the proxy cards solicited by our Board.
5. WHAT IS A PROXY STATEMENT?
A proxy statement is a document that the regulations of the SEC require us to give you when we ask that you designate Peter R. Huntsman and David M. Stryker as proxies to vote on your behalf. This Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures, including information about the Board and our executive officers.
6. HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?
Your proxy card contains instructions on how to:
•
view our proxy materials online at www.proxyvote.com; and

•
instruct us to send future proxy materials to you electronically by e-mail.

If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.
7. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?
The Record Date for the Annual Meeting is March 7, 2025. Owners of record of our common stock, par value $0.01 per share (“common stock”) at the close of business on the Record Date are entitled to:
•
receive notice of the Annual Meeting; and

•
vote at the Annual Meeting in accordance with our Bylaws.

At the close of business on March 7, 2025, there were 173,747,479 shares of our common stock outstanding, each of which is entitled to one vote on each item of business to be conducted at the Annual Meeting. At the Annual Meeting, stockholders will collectively be able to cast 173,747,479 votes, consisting of one vote for each share of common stock outstanding on the Record Date. There is no cumulative voting, and the holders of the common stock vote together as a single class. Stockholders do not have appraisal rights under Delaware law in connection with this proxy solicitation.
8. WHO MAY ATTEND THE ANNUAL MEETING?
All stockholders of record who owned shares of common stock on the Record Date or their duly appointed proxies may attend the Annual Meeting, as may our invited guests. To join the live webcast and participate in the virtual Annual Meeting (e.g., submit questions and/or vote your shares), you will need the 16-digit control number included on your proxy card, voting instruction form. Online access to the live webcast will open approximately 15 minutes prior to the start of the Annual Meeting. We recommend that you log in to the Annual Meeting several minutes before its scheduled start time.
If you are not a stockholder at the close of business on March 7, 2025 (the record date for the Annual Meeting) or do not have a control number, you will not be able to access the Annual Meeting.
9. HOW MANY VOTES ARE REQUIRED TO HOLD THE ANNUAL MEETING?
The required quorum for the transaction of business at the Annual Meeting is a majority of all outstanding shares of our common stock entitled to vote in the election of directors at the Annual Meeting, represented in person or by proxy. Consequently, the presence in person or by proxy of the holders of at least 86,873,740 shares of our common stock is required to establish a quorum at the Annual Meeting. Shares that are voted with respect to a particular matter are treated as being present at the Annual Meeting for purposes of establishing a quorum.

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HUNTSMAN CORPORATION: PROXY STATEMENT

10. WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?
Most stockholders hold their shares through a broker, bank or other nominee (i.e., in “street name”) rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those held in street name.
•
Stockholders of Record.   If your shares are registered directly in your name with our transfer agent, you are considered the “stockholder of record” with respect to those shares.

•
Street Name Stockholders.   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares. If you are a street name stockholder, you will be forwarded proxy materials by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to instruct your broker, bank, or other nominee how to vote. Your broker, bank, or other nominee has been provided with a voting instruction form for you to use in directing the broker, bank, or other nominee how to vote your shares. If you fail to provide sufficient instructions to your broker, bank, or other nominee, they may be prohibited from voting your shares. See “If I am a street name stockholder, will my shares be voted if I do not provide instructions?” as described in Question 13 below.

11. WHAT DIFFERENT METHODS CAN I USE TO VOTE?
Stockholders of Record: Stockholders of record may (1) vote their shares in person at the Annual Meeting by completing a ballot; or (2) submit a proxy to have their shares voted by one of the following methods:
•
By Internet.   You may submit a proxy electronically on the Internet by following the instructions provided on the enclosed proxy card. Please have your proxy card in hand when you log onto the website. Internet voting facilities will be available 24 hours a day.

•
By Telephone.   You may submit a proxy by telephone (from U.S. and Canada only) using the toll-free number listed on the enclosed proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day.

•
By Mail.   If you received a paper copy of the proxy materials by mail, you may indicate your vote by completing, signing and dating your proxy card and returning it in the enclosed postage-paid reply envelope.

Street Name Stockholders: Street name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:
•
By the Methods Listed on the Voting Instruction Form.   Please refer to the voting instruction form or other information forwarded by your bank, broker or other nominee to determine whether you may submit a proxy by telephone or on the Internet, following the instructions provided by the record holder.

•
Electronically at the Annual Meeting.   You may vote electronically at the Annual Meeting. To participate in the virtual Annual Meeting, you will need the 16-digit control number included in your proxy card and voting instruction form.

•
If your shares are held in “street name” and you wish to revoke a proxy, you should contact your bank, broker or nominee and follow its procedures for changing your voting instructions.

If you hold shares in BOTH street name and as a stockholder of record, YOU MUST VOTE SEPARATELY for each set of shares.
12. WHAT IF I AM A STOCKHOLDER OF RECORD AND I DON’T SPECIFY A CHOICE FOR A MATTER WHEN RETURNING MY PROXY?
A validly executed proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and submit a validly executed proxy card but do not indicate how your shares should be voted and do not revoke your proxy, your shares will be voted as follows:
•
FOR the election of all 10 of the director nominees recommended by the Board;

•
FOR approval, on a non-binding advisory basis, of the compensation of our NEOs;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025; and

•
FOR approval of the 2025 Stock Incentive Plan.

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HUNTSMAN CORPORATION: PROXY STATEMENT

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy on such matters to the extent authorized by Rule 14a-4(c). The Board knows of no matters other than those previously described to be presented for consideration at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend you also submit your proxy so that your vote will count if you are unable to attend the meeting. Submitting your proxy via the internet, telephone or mail does not affect your ability to vote in person at the Annual Meeting.
13. IF I AM A STREET NAME STOCKHOLDER, WILL MY SHARES BE VOTED IF I DO NOT PROVIDE INSTRUCTIONS?
In some cases, your shares may be voted if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions. Specifically, brokerage firms have the authority under New York Stock Exchange (“NYSE”) rules to cast votes on certain “routine” matters if they do not receive instructions from the beneficial holder. For example, ratification of the appointment of the independent registered public accounting firm (Proposal 3) is typically considered a routine matter for which a brokerage firm may vote shares for which it has not received voting instructions. This is called a “broker discretionary vote.” When a proposal is not a routine matter and a brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Proposals 1, 2 and 4 are not considered routine matters. Therefore, if you do not provide voting instructions to your broker with respect to these matters, it will result in a broker non-vote with respect to such proposals. Broker non-votes, if any, will have no effect on the outcome of Proposals 1, 2 and 4.
14. WHAT VOTES ARE NEEDED FOR EACH PROPOSAL TO PASS AND IS BROKER DISCRETIONARY VOTING ALLOWED?
Proposal	Vote Required	Broker Discretionary Vote Allowed
(1) Election of 10 director nominees	Majority of votes cast	No
(2) A non-binding advisory vote to approve the compensation of our NEOs	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	No
(3) Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	Yes
(4) Approval of the 2025 Stock Incentive Plan	Majority of shares present (in person or represented by proxy) and entitled to vote on the matter	No
15. WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?
If you grant a proxy, the persons named as proxy holders will have discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting to the extent authorized by Rule 14a-4(c). Under the provisions of our Bylaws and Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, stockholders may not present proposals at the Annual Meeting.
16. CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?
If you are a stockholder of record, you may revoke a previously submitted proxy at any time before the polls close at the Annual Meeting by:
•
voting again by telephone or through the Internet;

•
requesting, completing and mailing in a new paper proxy card;

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HUNTSMAN CORPORATION: PROXY STATEMENT

•
giving written notice of revocation to our Corporate Secretary, which must be received before the Annual Meeting, by mail to Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com; or

•
attending the Annual Meeting and voting in person (merely attending the Annual Meeting will not revoke a prior submitted proxy).

If you are a street name stockholder, you must follow the instructions to revoke your proxy, if any, provided by your bank, broker or other nominee.

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HUNTSMAN CORPORATION: PROXY STATEMENT

PART 2
BOARD OF DIRECTORS

DIRECTOR NOMINEES
Our business affairs are managed under the direction of our Board. The Nominating and Corporate Governance Committee has recommended, and our Board has nominated, each of the individuals named below for election as a director at the Annual Meeting. All 10 of the Board’s nominees listed below are presently serving as directors, and all have agreed to serve if elected.
Presented below is information with respect to the Board’s 10 nominees as directors at this year’s Annual Meeting. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should serve on the Board.
Peter R. Huntsman Chairman, President and Chief Executive Officer, Huntsman Age: 62 Director since 1994
Qualifications, Experience and Expertise Contributed to Our Board
•
Led the Company through successful execution of various strategic, operational, financial, regulatory, and governance milestones

•
Demonstrated expertise across many facets of the global chemical industry while serving in both operational and executive leadership positions in the U.S. and abroad

•
Built valuable and enduring relationships with customers, suppliers, labor unions, political leaders, NGO’s and the communities in which Huntsman operates around the world

•
Widely recognized as global industry leader ensuring that the Company’s views and interests are well represented on issues of critical importance at every opportunity

•
Winner, Petrochemical Heritage Award for Outstanding Contributions to the Petrochemical Community (2008)

•
Demonstrated competency and success in leading acquisition integration over more than 25 transactions and in executing cost optimization programs in excess of $500 million

Experience
•
President and Chief Executive Officer, Huntsman Corporation (2000 – present); Chairman (2018 – present); President and Chief Operating Officer (1994 – 2000)

•
Began his career at the Company’s Olympus Oil subsidiary in 1983 and, starting in 1987, served in a series of general management positions, each with increasing scope and responsibility

Other Boards
•
Board member, European Chemical Industry Council (CEFIC) (2023 – present); CEFIC is the European counterpart of the American Chemistry Council representing chemical industry members employing more than 1.2 million workers with revenues in excess of $500 billion and R&I investments in excess of $10.5 billion

•
Chairman Emeritus of the Board of Directors (2023), Chairman of the Board of Directors (2022), Chairman of the Executive Committee of the Board (2021), and Member of the Executive Committee of the Board (2020 – present) of the American Chemistry Council, the chemical industry’s principal trade, education, and advocacy association representing more than $550 billion in enterprise value

•
Chairman of the Board of Directors and CEO, Huntsman Cancer Foundation, which raises funds to support the ongoing research, treatment, and educational programs at the University of Utah

•
CEO, Huntsman Foundation

•
Serves on oversight boards and leadership councils of several charitable institutions, including the Board of Directors for the Cynthia Woods Mitchell Pavilion and the Board of Advisors for Interfaith of The Woodlands

•
Former Independent Director, Venator Materials PLC, a global pigments company headquartered in the UK, which separated from Huntsman in 2017

•
Former member of the Board of Overseers of the Wharton School of Business at the University of Pennsylvania

•
Former member of the Memorial Hermann Health Systems Board of Directors

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HUNTSMAN CORPORATION: PROXY STATEMENT

Cynthia L. Egan Age: 69 Lead Independent Director and Non-Executive Vice Chair Independent Director since 2020 Committees: • Nominating and Corporate Governance (Chair)
Qualifications, Experience and Expertise Contributed to Our Board
•
Broad-based executive experience in the investment management industry, together with strong corporate financial acumen, ensures that our investor and stockholder perspective sits directly in the Company’s boardroom and that management remains focused on priorities of our stockholders

•
Extensive executive leadership experience developing successful high growth and complex operating companies

•
Demonstrated expertise around corporate governance and best practices experience developed while serving on boards of publicly traded companies

•
Significant experience, including board-level oversight in human capital management, sustainability, and governance-related matters

Experience
•
Senior Advisor to the U.S. Department of the Treasury on domestic employment retirement security (2014 – 2015)

•
President of Retirement Plan Services, T. Rowe Price Group from 2007 until her retirement in 2012; served as founding chair of its Women’s Roundtable

•
Senior executive at Fidelity Investments (1989 – 2007), including Executive Vice President and Head of Fidelity Institutional Services Company, President of the Fidelity Charitable Gift Fund and Executive Vice President of Fidelity Management Research Company

•
Started her career at the Federal Reserve Board of Governors and worked at KPMG Peat Marwick and Bankers Trust

Other Boards
US-Listed Companies
•
Independent Director, Chair of the Board of Directors and member of the Compensation and Human Capital Committee of The Hanover Insurance Group, a long-established publicly traded property and casualty insurance company in the United States (2015 – present)

•
Independent Director, Chair of the Regulatory Compliance Committee and member of the Human Capital Committee of The Unum Group, a leading provider of financial protection benefits internationally and the largest provider of disability income in the world (2014 – present)

•
Independent Trustee, BlackRock Fixed-Income Complex, a complex of closed-end funds and open-end non-index fixed-income funds (2016 – present)

Other
•
Chair Emerita, Board of Visitors of the University of Maryland School of Medicine

•
Former Independent Director, Envestnet, Inc., a financial technology corporation which provides wealth management platforms and products to financial advisors and institutions

Education
•
B.S., Boston College

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HUNTSMAN CORPORATION: PROXY STATEMENT

Dr. Mary C. Beckerle Chief Executive Officer, Huntsman Cancer Institute Age: 70 Independent Director since 2011 Committees: • Nominating and Corporate Governance • Sustainability
Qualifications, Experience and Expertise Contributed to Our Board
•
Extensive executive, strategic, and operational experience, including overall leadership and accountability as CEO for management of a Comprehensive Cancer Center with more than 3,000 personnel and over $1 billion of annual clinical and research revenue, enables Dr. Beckerle to provide valuable strategic insights related to management, product innovation and business development to Huntsman management and the Board

•
Broad experience and deep knowledge base in state-of-the-art corporate governance practices, sustainability, risk management, and regulatory compliance as CEO of a world-class healthcare delivery organization and an Independent Director of Johnson & Johnson, a leading global healthcare company

•
Deep experience in science and technology at operational, executive management, and board oversight levels enables her to provide valuable insight and guidance related to organic and inorganic research and development opportunities and to ensure ongoing focus on innovation which fuels value generation at the Company

Experience
•
Chief Executive Officer (2011 – present) and Executive Director (2006 – 2011), University of Utah’s Huntsman Cancer Institute, a National Cancer Institute-designated Comprehensive Cancer Center

•
Distinguished Professor and Associate Vice President for Cancer Affairs, University of Utah (present); joined University of Utah in 1986

•
Guggenheim Fellow and Rothschild-Yvette Scholar at the Curie Institute, Paris, France (1999 – 2000)

Other Boards
US-Listed Companies
•
Independent Director, Chair of the Science & Technology Committee and member of the Regulatory Compliance & Sustainability Committee of the Board of Directors of Johnson & Johnson, a global Fortune 50 healthcare company engaged in the development, manufacturing, and distribution of medical device, pharmaceutical and consumer health products (2015 – present)

•
Independent Director, member of the Nominating and Corporate Governance Committee and member of the Research & Development Committee, Exelixis, Inc., a genomics-based drug discovery company, that developed Cometriq (2024 – present)

Other
•
Elected Member, National Academy of Sciences (USA), American Philosophical Society, and American Academy of Arts and Sciences

•
Member, Medical Advisory Board of the Howard Hughes Medical Institute

•
Member, Cancer Policy and Scientific Advisory boards at University of Pennsylvania and the National Center for Biological Sciences in Bangalore (India)

•
Previously served on the Cancer Policy and Scientific Advisory Boards at Dana Farber/Harvard Cancer Center and the Board of Scientific Advisors, National Cancer Institute (USA), Advisory Committee to the Director of the National Institutes of Health, the Board of Directors of the American Association for Cancer Research, as the President of the American Society for Cell Biology, and as the Chair of the American Cancer Society Council for Extramural Grants

•
Member and Sub-Committee Chair, Blue Ribbon Panel for Vice-President Biden’s Cancer Moonshot Initiative

•
Governance Fellow, National Association of Corporate Directors (NACD)

•
NACD Directorship 100 Award (2018) for leadership and excellence in the Boardroom

•
Board Member, Utah Valley Chamber of Commerce

•
Former Member, Cancer Policy and Scientific Advisory Boards at Duke University and Georgetown University

Education
•
B. A. in Biology and Psychology, Wells College

•
Ph.D. in Molecular, Cellular, and Developmental Biology, University of Colorado Boulder

•
Post-doctoral fellow in Anatomy and Cell Biology, University of North Carolina Chapel Hill

•
Fellow, Executive Leadership in Academic Medicine, Drexel University

•
Aspen Institute, Executive Seminar

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HUNTSMAN CORPORATION: PROXY STATEMENT

Sonia Dulá Age: 64 Independent Director since 2020 Committees: • Compensation (Chair) • Audit
Qualifications, Experience and Expertise Contributed to Our Board
•
Extensive international experience and expertise in finance, global capital markets and investment banking brings Board and management valuable insight in connection with strategic growth opportunities and portfolio transformation

•
Entrepreneurial and executive leadership experience brings a unique perspective in connection with strategic and downstream repositioning

•
Significant experience in the renewable and sustainable energy field as public company board director with oversight of sustainable infrastructure projects and solutions, especially in the renewable energy space, provides Board and management with valuable insight and supports sustainability strategies

Experience
•
Vice Chairman, Latin America, Bank of America Global Corporate and Investment Banking Division from 2013 until her retirement in 2018; between 2007 and 2013, headed Merrill Lynch’s Wealth Management Division in Latin America, and led the Latin America Corporate and Investment Banking Division from 2007 to 2010

•
Former Chief Executive Officer, Grupo Latino de Radio, owner/operator of more than 500 radio stations in Latin America and the U.S. Hispanic market

•
Co-founded Internet Group of Brazil and Obsidiana.com

•
Former Chief Executive Officer, Telemundo Studios Mexico

•
Began her career as an investment banker at Goldman Sachs in London and New York, rising to leadership positions (1986 – 1995)

Other Boards
•
Independent Director and member of the Audit and Sustainability Committee of Acciona, S.A. (Spain), a global renewable energy and infrastructure developer (2019 – present); Acciona representative on board and member of the Audit and Sustainability Committee of Acciona Energia, a 100% renewable energy company that is more than 80% owned by Acciona (2021 – present)

•
Independent Director, member of the Audit Committee and member of the Risk and Compliance Committee of Banco Bilbao Vizcaya Argentaria, S.A. (BBVA), a global financial services group (March 2023 – present)

•
Former Independent Director and member of the Audit Committee, Hemisphere Media Group, Inc., a Spanish language media company

•
Former Independent Director and member of the Audit Committee and the Compliance and Business Conduct Committee, Millicom International Cellular, S.A., a provider of broadband, cable and cellular network services in Latin America

•
Former Independent Director, Chair of the Nominating, Compensation and Corporate Governance Committee, member of the Audit, Risks and Compliance Committee and member of the Executive Committee, Prisa, S.A. (Spain), a leading Spanish and Portuguese-language media and education group

•
Former Member, Latin America Strategic Advisory Board of Itaú-Unibanco

•
Life Member, Council on Foreign Relations

•
Previously served on the boards of the Council of the Americas, Women’s World Banking and the Arsht Center for the Performing Arts

Education
•
B.A. in Economics, Harvard University

•
MBA, Stanford University

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HUNTSMAN CORPORATION: PROXY STATEMENT

Curtis E. Espeland Age: 60 Independent Director since 2022 Committees: • Audit • Compensation
Qualifications, Experience and Expertise Contributed to Our Board
•
More than 20 years of broad-based financial and executive level experience in the specialty materials and differential chemicals industry globally, including 12 years as CFO at Eastman Chemical, where senior management team delivered TSR of greater than 400%

•
Critical industry insight developed during career at Eastman that included demonstrated success in executing M&A strategy to drive portfolio transformation and margin expansion

•
Significant expertise and experience in corporate strategy, M&A, investor/stockholder relations, accounting and financial reporting, taxation, and enterprise risk management

Experience
•
Chief Financial Officer (2008 – 2020) and Executive Vice President (2014 – 2020), Eastman Chemical Company, an advanced materials and specialty additives manufacturer; Vice President and Chief Accounting Officer (from 2002 – 2008)

•
Revitalized Eastman’s M&A strategy, resulting in greater than $9 billion of acquisitions; led integration of two of Eastman’s largest acquisitions; directly involved in the company’s Enterprise Risk Management Program and oversaw the company’s corporate strategy, information technology, cybersecurity and corporate communication programs

•
From 1986 – 1996, held positions of increasing responsibility at Arthur Andersen, performing audit, financial due diligence and business consulting services in the banking, manufacturing, media and telecommunications industries in the U.S. and across the globe

Other Boards
US-Listed Companies
•
Lead Independent Director, member of the Audit Committee and member of the Finance Committee of the Board of Directors of Lincoln Electric Holdings Inc., a world leader in design, development and manufacture of arc welding products, automated joining, assembly and cutting systems, plasma and oxyfuel cutting equipment; previously served as chair of the Audit Committee for five years (2012 – present)

Other
•
Independent Director and Chair of the Audit Committee of the Board of Directors of Nouryon, the former specialty chemicals division of AkzoNobel

•
Dean’s Advisory Council of the Ivy College of Business at Iowa State University

Education
•
B.A. in Accounting, Iowa State University

•
MBA, University of Chicago Graduate School of Business

•
Completed the Advanced Management Program at Harvard Business School

16	HUNTSMAN 2025 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

Daniele Ferrari Senior Advisor at SK Capital Partners Age: 63 Independent Director since 2018 Committees: • Nominating and Corporate Governance • Sustainability
Qualifications, Experience and Expertise Contributed to Our Board
•
More than 35 years of global executive and operational leadership in the chemical industry, including leading the strategic repositioning of Versalis to achieve significant profitability, enables Mr. Ferrari to provide the Board and management of Huntsman direct and invaluable insights into industry management in the ordinary course and effective oversight of the Company’s strategic business plans and global operations

•
Dedicated and demonstrated track record developing and executing global sustainability initiatives and strong relationships with international organizations focused on environmental protection, including pioneering and leading the strategic initiative to modernize inefficient assets with fully integrated green, renewable chemical and circular economy processes, provides perspective into the key operational and functional opportunities facing Huntsman, especially those relating to sustainability

Experience
•
Senior Advisor, SK Capital Partners, a private equity investment firm focused on specialty materials, chemicals and pharmaceuticals (2021 – present)

•
Chief Executive Officer, Versalis S.p.A., one of Europe’s largest chemical companies (2011 – 2020)

•
Previously served in numerous roles at Huntsman, culminating in the role of President of the Performance Products division

•
Previously served at Imperial Chemical Industries (ICI) and Agip Petroli, a subsidiary of Eni S.p.A., a leading international oil and gas company

Other Boards
•
Chair of the Supervisory Board of Ecopol S.p.A. (2023 – present)

•
Former Supervisory Board Member and Chair of the Compensation Committee, New Heubach Group, a global manufacturer of pigments

•
Former Supervisory Board Member and Chair of the Sustainability Committee, SEQENS, a worldwide leader in pharmaceutical solutions and specialty ingredients

•
Past Chairman of the Board of Directors of Matrìca S.p.A., a Versalis joint venture with Novamont, an industry leader in bio plastics and green chemistry and marketing of medical devices, pharmaceuticals and consumer packaged goods

•
Past President, European Chemical Industry Council (CEFIC) (2018 – 2020)

•
Past President, PlasticsEurope Bruxelles, the association of European plastics manufacturers (2013 – 2018)

•
Board Member, Alliance to End Plastics Waste

•
Board Member, Oxford University Business Economics Program

•
Former Independent Director of Venator Materials PLC, a global pigments company headquartered in the UK, which separated from Huntsman in 2017

Education
•
Diploma in Industrial Chemistry, Istituto San Giorgio (Italy)

•
Honorary Master Degree in Chemical Sciences, University of Ferrara (Italy)

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HUNTSMAN CORPORATION: PROXY STATEMENT

Jeanne McGovern Age: 66 Independent Director since 2021 Committees: • Audit (Chair) • Nominating and Corporate Governance
Qualifications, Experience and Expertise Contributed to Our Board
•
Demonstrated and disciplined leadership of the Company’s Audit Committee informed by extensive track record of success in public accounting, financial management and reporting, M&A advisory, risk management and internal controls and audit functions

•
Significant experience with best practices in the corporate governance field with and enhancing the effectiveness of board audit committees

•
Deep experience in industrial and consumer products, chemical manufacturing, and life sciences, as well as strong understanding of the business, economic, and compliance environments in which Huntsman and many of its customers operate

Experience
•
40-year audit and advisory career at Deloitte & Touche LLP (retired in 2020), most recently as Partner, where she provided lead audit services to Fortune 500 public companies and their audit committees, as well as advisory services relating to M&A and divestitures, strategic business model transformation, financing transactions, and other strategic priorities to a wide range of companies in the consumer, pharmaceutical, materials and industrial segments

•
Held significant management roles in Deloitte’s corporate office, including in the Office of the CEO’s U.S. National Leadership; also served as Independence Leader for the U.S. Audit and Assurance practice directing policy recommendations on the impact of regulations

Other Boards
US-Listed Companies
•
Independent director, Chair of the Audit and Ethics Committee and member of the Nominating and Governance Committee of the Board of Directors of Flexsteel Industries, a global leader in the design, production and manufacturing of high-quality residential furniture doing business for more than 120 years; previously served as a member of the Compensation Committee in 2024 (2022 – present)

Other
•
Previously served on boards of Oak Knoll School of the Holy Child, Junior Achievement, and the National Committee on the Prevention of Child Abuse

Education
•
B.A. in Accounting, Syracuse University

•
CPA and Member of the American Institute of Certified Public Accounting and the Washington Society of Certified Public Accountants

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HUNTSMAN CORPORATION: PROXY STATEMENT

José Antonio Muñoz Barcelo President and CEO, Hyundai Motor Company Age: 59 Independent Director since 2022 Committees: • Compensation • Sustainability
Qualifications, Experience and Expertise Contributed to Our Board
•
Sitting President and CEO of a $100B plus revenue business with extensive international experience in global automotive markets that are increasingly important to Huntsman’s current and prospective business strategies

•
Demonstrated experience delivering innovation and record results, including executive oversight of development and implementation of Hyundai’s fuel cell vehicle and mobility services strategy and Hyundai’s achievement of global sales of almost 4 million cars, nearly $88 billion in total 2020 revenues and $4.7 billion in global profits

•
Broad expertise and deep experience across operations, engineering, sales and marketing, global-scale management, development and execution of global growth strategies, and turnaround and corporate restructuring brings unique and invaluable perspectives into the boardroom

•
Developed extensive and unique skills in identifying and maturing key talents of employees, an important component of his success in executing the organizational improvements he spearheaded at various companies throughout his career

•
Demonstrated expertise and experience in creating, establishing and building brand identity and customer loyalty, key components of the Company’s current business strategies

•
Brings extensive knowledge and experience from Hyundai’s leading EV business to the Company’s continuing drive toward enhancing sustainable solutions in the critical EV and battery markets

Experience
•
President and Chief Executive Officer of Hyundai Motor Company, the South Korean headquartered manufacturer of ICE, EV and Hydrogen Fuel Cell vehicles, where he is responsible for global operations strategies and their successful implementation, delivering profitable growth and improving the overall performance of Hyundai Motor Company (January 2025 – present); former President and Global Chief Operating Officer of Hyundai Motor Company and served as President and CEO of Hyundai and Genesis Motor North America, Hyundai’s largest operating subsidiary (2019 – December 2024)

•
Chief Performance Officer, Nissan Motor Co., Ltd., a global manufacturer of automobiles (2016 – 2019) and Chairman of Nissan’s Management Committee China (2018 – 2019), where he led Nissan’s China division including manufacturing, engineering design, sales and marketing, administration and finance; joined Nissan in 2004

•
Senior operational and executive managerial positions at Toyota Motor Europe and Daewoo Motor Iberia in charge of sales, operations and network development

Other Boards
•
Board Member, Hyundai Motor Company (2023 – present)

•
Board Member, Pacific Council on International Policy, Los Angeles

•
Former member of the Board of Directors, Motional, Inc., a joint venture between automotive technology expert Aptiv and the Hyundai Motor Group

•
Vice Chairman, Alliance for Automotive Innovation

•
Commissioner of Coalition for Reimagined Mobility (ReMo)

•
Industry Leadership Award by Society of Automotive Engineers (SAE) Foundation

•
Member, Official Association of Industrial Engineers of Madrid

•
Past President of the Alumni Association of IE Business School in Brussels and Paris

Education
•
MBA, Instituto de Empresa (IE) Business School (Madrid)

•
Ph.D. in Nuclear Engineering, Polytechnic University of Madrid

•
Completed Executive Management Programs at Cranfield School of Management (U.K.) and INSEAD Business School (France/Japan)

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HUNTSMAN CORPORATION: PROXY STATEMENT

David B. Sewell Age: 56 Independent Director since 2022 Committees: • Audit • Sustainability
Qualifications, Experience and Expertise Contributed to Our Board
•
Former CEO of a Fortune 500 public company and proven executive with strong track record for driving profitable growth

•
C-suite experience with broad insights in core downstream markets for the Company

•
Demonstrated competence and experience in multiple operational areas that benefit the Huntsman management team and Board including global manufacturing, operations, sales and marketing, and strategic planning and implementation

•
Over 25 years of commercial, marketing and general management experience at some of the most prominent industry leaders, including in specialty chemicals industry

•
Demonstrated expertise and deep understanding of adhesives, coatings and elastomer (ACE) markets, key growth segments in Huntsman’s portfolio

Experience
•
President and Chief Executive Officer, WestRock Company, one of the world’s largest paper and packaging companies, generating $18.7 billion in sales and employing nearly 50,000 associates world-wide (2021 – 2024); oversaw WestRock Company’s business combination with Smurfit Kappa Group plc to create Smurfit WestRock plc, a global leader in sustainable paper and packaging

•
President and Chief Operating Officer (2019 – 2021), The Sherwin-Williams Company, a global leader in the paint and coatings businesses, where he was responsible for all operating segments and more than 60,000 employees globally and also supported all operating divisions, managed end-to-end global manufacturing, sourcing and supply chains that maximized assets and resources globally to help drive world class processes and working capital; President of the Performance Coatings Group, where revenue grew from $2.8 billion to $6.1 billion (2014 – 2019); joined Sherwin-Williams in 2007

•
15-year tenure at General Electric in its Plastics and Advanced Materials Division in a variety of senior commercial, global sales and marketing, and business performance positions with increasing responsibilities

Other Boards
US-Listed Companies
•
Former member of the Board of Directors, WestRock Company (2021 – 2024)

Other
•
Trustee, The Cleveland Clinic, a non-profit academic medical center

•
Trustee, Cleveland Playhouse Square, a non-profit performance arts center

Education
•
B.A. in Economics, University of Southern California

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Jan E. Tighe Age: 62 Independent Director since 2019 Committees: • Sustainability (Chair) • Audit
Qualifications, Experience and Expertise Contributed to Our Board
•
Specialized expertise from direct operational and oversight experience in cybersecurity and information technology deployment and management, including designing and implementing cyber resiliency into operational technology systems and directing complex cyber and intelligence operations, which are areas of increasing focus for Huntsman and the Audit Committee

•
Decorated U.S. Navy veteran with broad-based executive leadership experience and uniquely valuable global perspective gained during her Naval career, which supports and aligns with the Board’s material risk oversight function, among others

•
Strategic planning, risk assessment and mitigation, and strategy execution expertise

Experience
•
Vice Admiral, U.S. Navy (Retired); from 1984 until her retirement in 2018, served in various roles of increasing seniority for the Navy and National Security Agency (NSA), including Commander of the U.S. Fleet Cyber Command U.S. Tenth Fleet, where she directed operations and defense of Global Navy IT Networks; also led Signals Intelligence Operations and Offensive Cyberspace Operations in that role as the Navy Component Commander to NSA and U.S. Cyber Command, respectively

•
Served as Deputy Chief of Naval Operations for Information Warfare and had significant executive responsibilities as Director of Naval Intelligence, U.S. Navy’s Chief Information Officer, Director of Cybersecurity, and as a member of the U.S. Navy’s Corporate Board, collaboratively planned and financed $150 billion annually to support global U.S. Navy operations; led planning and resource programming for Navy Information Warfare Capabilities, including Cyber Resiliency and IT Network Modernization, and spearheaded the Navy’s digital transformation

Other Boards
US-Listed Companies
•
Independent Director, member of the Risk Committee, Chair of the Technology Risk Subcommittee of the Risk Committee, member of the Audit Committee and member of the Corporate Governance and Nominating Committee of Goldman Sachs Group, Inc., a global investment bank and financial services company (2018 – present)

•
Independent Director, member of the Audit Committee and member of the Risk and Cybersecurity Committee of General Motors Company (2023 – present)

•
Former Independent Director, Progressive Corporation, a Fortune 100 American property and casualty insurance company

•
Former Independent Director, IronNet, Inc., a global network security company serving the defense, financial services, energy and utilities, health care and life sciences industries

Other
•
Member, Defense Science Board

•
Trustee, The MITRE Corporation

•
Member, Strategic Advisory Committee, Idaho National Labs-National and Homeland Security Directorate

•
Board Member, United States Naval Academy Foundation

•
Board Member, The Alliance for Decision Education

•
Member and Global Security Expert, Strategic Advisory Group, Paladin Capital Group

•
Governance Fellow and Directorship Certified, National Association of Corporate Directors

Education
•
B.S. in Theoretical Mathematics, U.S. Naval Academy

•
M.S. in Applied Mathematics, U.S. Naval Postgraduate School

•
Ph.D. in Electrical Engineering, U.S. Naval Postgraduate School

THE BOARD RECOMMENDS A VOTE ON THE PROXY CARD
“FOR ALL” OF THE NOMINEES RECOMMENDED BY OUR BOARD.

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DIRECTOR COMPENSATION
Our Corporate Governance Guidelines provide for compensation for our non-employee directors’ services in recognition of their time and skills. Directors who are also our officers or employees do not receive additional compensation for serving on the Board. Annual compensation for our non-employee directors is composed of cash and equity-based compensation. Cash compensation paid to our non-employee directors consists of an annual retainer and supplemental retainers for the chairs and members of Board committees. Equity-based compensation for 2024 consisted of awards granted under the Huntsman Corporation 2016 Huntsman Stock Incentive Plan (the “2016 Stock Incentive Plan”) in the form of fully-vested stock awards or deferred stock units, at the election of each director.
Maintaining a market-based compensation program for our non-employee directors enables our Company to attract qualified members to serve on the Board. With the assistance of Meridian Compensation Partners, LLC (“Meridian”), the Compensation Committee’s independent compensation consultant, the Compensation Committee periodically reviews our non-employee director compensation practices and compares them to the practices of our peers as well as against the practices of public company boards generally to ensure they are aligned with market practices.
We also offer non-employee directors the opportunity to participate in the Huntsman Outside Directors Elective Deferral Plan. This is an unfunded nonqualified deferred compensation plan established primarily for the purpose of providing our non-employee directors with the ability to defer the receipt of director fees. For 2024, none of our non-employee directors elected to participate in this plan. The investment choices available under this plan are identical to the investment choices available under our 401(k) plan. Benefits under the plan are payable in cash distributable either in a lump sum or in installments beginning 30 days after the director ceases to be a member of our Board.
Members of the Board may also participate in the Huntsman Director Matching Gift Program. Designed to demonstrate our commitment to worthy causes and attract talented directors, our Company will match charitable contributions made in cash up to a maximum of $10,000 per director per year for organizations located in the United States that are tax exempt pursuant to Section 501(c)(3) of the Internal Revenue Code.
The Compensation Committee believes that our total director compensation package is competitive with market practices, as well as fair and appropriate in light of the responsibilities and obligations of our non-employee directors. Details of our non-employee director compensation program for 2024 are below.
DIRECTOR COMPENSATION TABLE
The total 2024 compensation for our non-employee directors is shown in the following table:
Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Mary C. Beckerle	$145,000	$165,000	$10,000	$320,000

Sonia Dulá	$195,000	$165,000	$—	$360,000

Cynthia L. Egan	$215,000	$165,000	$10,000	$390,000

Curtis Espeland	$155,000	$165,000	—	$320,000

Daniele Ferrari	$145,000	$165,000	$—	$310,000

Jeanne McGovern	$195,000	$165,000	$2,500	$362,500

José Muñoz	$145,000	$165,000	—	$310,000

David Sewell	$155,000	$165,000	—	$320,000

Jan E. Tighe	$175,000	$165,000	$—	$340,000

(1)
Peter R. Huntsman served as a director of our Company in 2024 but is not included in this table because he is also our CEO. Mr. Huntsman did not receive any additional compensation in 2024 for his service as a director. Thus, the total compensation for Mr. Huntsman’s service as an executive officer of our Company is shown in the 2024 Summary Compensation Table on page 51.

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(2)
For 2024, non-employee directors received the following cash retainers:

Director	Annual Retainer	Audit Committee(a)	Compensation Committee(a)	Nominating & Corporate Governance Committee(a)	Sustainability Committee(a)	Lead Independent Director
Mary C. Beckerle	$125,000	—	—	$10,000	$10,000	—

Sonia Dulá	$125,000	$20,000	$50,000	—	—	—

Cynthia L. Egan	$125,000	—	—	$30,000	—	$60,000

Curtis Espeland	$125,000	$20,000	$10,000	—	—	—

Daniele Ferrari	$125,000	—	—	$10,000	$10,000	—

Jeanne McGovern	$125,000	$60,000	—	$10,000	—	—

José Muñoz	$125,000	—	$10,000	—	$10,000	—

David Sewell	$125,000	$20,000	—	—	$10,000	—

Jan E. Tighe	$125,000	$20,000	—	—	$30,000	—

(a)
The lead independent director is entitled to an annual retainer of $60,000. Non-employee directors receive a $20,000 annual fee for service on the Audit Committee and a $10,000 annual fee for service on each other committee. In addition, non-employee directors receive an additional supplemental retainer for service as committee chair of $40,000 for the Audit Committee and the Compensation Committee and $20,000 for each of the other committees. All of our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of the Board or its committees and for other reasonable expenses related to the performance of their duties as directors.

(3)
This column represents the aggregate grant date fair value of fully vested stock awards or stock unit awards granted in 2024, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification, Topic 718 (“FASB ASC Topic 718”). Each director received a stock award or stock unit award covering 6,895 shares based on the grant date fair value on February 15, 2024, of $23.93 per share. Shares underlying stock unit awards are deliverable upon termination of service. See “Note 23. Stock-Based Compensation Plan” to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”), for additional detail regarding assumptions underlying the value of these equity awards.

(4)
Dr. Beckerle, Ms. Egan and Ms. McGovern each donated to Section 501(c)(3) tax exempt organizations of their choice in 2024. On behalf of each of these directors, we matched their charitable contributions up to $10,000 through our Huntsman Director Matching Gift Program.

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PART 3
CORPORATE GOVERNANCE

The Board is committed to corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to stockholders and to our Company. Key corporate governance highlights include:
AN INDEPENDENT AND BROADLY-DIVERSE BOARD OF DIRECTORS
All members of our Board are independent except our CEO
Five of our 10 director nominees are women (50% gender diversity), two add ethnic diversity, and one, as a retired Vice Admiral of the U.S. Navy, adds diversity as a veteran
Six new independent directors (including three women) added to the Board since 2020; regular review of composition of board and potential director candidates ongoing
All Board committees are chaired by women and the Board’s Lead Independent Director and Non-Executive Vice Chair is female
ACCOUNTABILITY TO STOCKHOLDERS
Majority voting for director nominees in all uncontested elections
Simple majority stockholder voting requirements
Stockholders may request special meetings of stockholders at the ownership threshold of 15%
Eligible stockholders may nominate director nominees through our proxy materials (proxy access)
Robust stock ownership guidelines for directors and executive officers
Policy prohibiting short sales by directors and executive officers
Policies enhancing transparency in political giving and lobbying activities
PRUDENT AND PROGRESSIVE RISK OVERSIGHT

Board and committee-focused oversight of safety across all Huntsman sites through the Company’s “Zero Harm” initiative to create a caring and engaged culture as a value to drive safe operation with the courage to continuously progress our culture, protecting our people, plant and processes from harm

Board and committee-focused oversight of operational, environmental, health and safety, financial, strategic, competitive, reputational, cybersecurity, legal and regulatory risks
CORPORATE GOVERNANCE HIGHLIGHTS
BOARD DIVERSITY
Board composition and director succession is a thoughtful, ongoing process at Huntsman. The Board identifies and evaluates desired director attributes, professional and life experiences, and skill sets in light of the Company’s strategic direction and evolving needs. Our Board recently undertook a multi-year director succession and refreshment process that began in 2018 and resulted in the addition of eight new independent directors (including four women, two ethnically-diverse directors and, as a retired Vice Admiral of the U.S. Navy, one veteran) to the Board. We believe our diverse Board currently has the right mix of skills and experience to successfully oversee the Company; however, we regularly assess the composition of the Board and are continuously engaged in Board succession planning.
Our Board in composed of highly-qualified, diverse leaders from highly relevant industries and markets possessing key expertise, lived experience, and skills, and represents of an effective mix of deep Company knowledge and fresh perspective. The following graphic illustrates the diverse and well-rounded range of attributes, viewpoints and experiences of our 10 director nominees.

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BOARD GOVERNANCE
The Board and its committees meet throughout the year on a set schedule and may also hold special meetings and act by written consents from time to time as appropriate. During 2024, the Board met six times, and the non-management directors met in executive session four times. During 2024, each director attended at least 75% of the aggregate of:
•
the total number of meetings of the Board; and

•
the total number of meetings held by all Board committees on which such person served.

BOARD LEADERSHIP STRUCTURE AND EXECUTIVE SESSIONS OF THE BOARD
According to our Bylaws, the Chairman of the Board is elected by all the directors on the Board to preside at all meetings of the Board and the stockholders. The Chairman is also required to make reports to the Board and the stockholders and to ensure that all orders and resolutions of the Board and any of its committees are put into effect. In accordance with our Corporate Governance Guidelines, the Chairman of the Board is also responsible for establishing the agenda for each Board meeting. At the beginning of the year, the Chairman establishes a schedule of agenda subjects to be discussed during the year (to the degree this can be foreseen). Each Board member is also free to suggest the inclusion of additional items on the agenda and to raise subjects at any Board meeting that are not on the agenda for that meeting. Peter R. Huntsman serves as our Chairman of the Board.
In accordance with our Corporate Governance Guidelines, the Board has no policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Bylaws expressly allow our Chairman to serve as President or Chief Executive Officer if so elected by the Board. Currently, the Board believes that the interests of the Company and its stockholders are best served through a leadership model that combines the roles of Chairman of the Board and Chief Executive Officer. The Board further believes that this issue should be reconsidered periodically as part of the succession planning process, and that it is in the best interests of the Company for the Board to make a determination regarding this issue each time it elects a new Chief Executive

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Officer. Based on these principles, the Board may determine that it is appropriate in the future to separate the roles of Chairman of the Board and Chief Executive Officer.
Our Bylaws also provide the Board with the flexibility to elect a Vice Chair to preside at Board and stockholder meetings and to perform such other duties as may be delegated by the Board in the Chairman’s absence. The Board believes that Ms. Egan, elected and currently serving as Vice Chair, adds incremental and valuable leadership at the Board level. Additionally, as the Board’s Lead Independent Director, Ms. Egan efficiently communicates with management on issues relevant to all the independent directors and provides leadership on matters where potential conflicts of interest may be perceived to exist. In accordance with our Corporate Governance Guidelines, non-management directors meet in executive session without management at each regularly scheduled Board meeting, or more frequently as needed at the call of one or more of our non-management directors. Ms. Egan, as Non-Executive Vice Chair of the Board and Lead Independent Director, chairs these sessions.
We believe that the appropriate Board leadership structure for our Company varies depending on the circumstances facing the Board and our Company at any given time. For example, we revised the Board’s governance structure in the past to address specific needs, such as the election of Ms. Egan as Non-Executive Vice Chair of the Board and Lead Independent Director in January 2022, the creation and chartering of the Sustainability Committee in February 2021, and the election of Peter R. Huntsman as Chairman of the Board, in addition to his role as President and Chief Executive Officer, in December 2017, having determined that this was the most efficient manner to facilitate effective communication between management and the Board, provide strong and consistent leadership, and speak with a unified voice for the Company. The Board believes that our current leadership structure efficiently addresses our Company’s present needs and allows the Board to fulfill its fiduciary role in exercising effective, independent oversight of our management on behalf of our stockholders. The Board further believes that we have in place effective structures, processes and arrangements to ensure that the work of the Board is completed in a manner that maintains the highest standards of corporate governance, independence and leadership, and facilitates the clear and continued accountability of management.
BOARD INDEPENDENCE
Investors must have confidence that the individual Board members we have identified as independent directors do not have relationships of any sort that impair or compromise their independence. Under NYSE corporate governance rules, the Board must be comprised of a majority of independent directors. For a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with our Company either directly or as a partner, stockholder or officer of an organization that has a relationship with our Company.
To assist in making independence determinations, the Board has adopted criteria that can be found on our website at www.huntsman.com. Under these criteria, a director is not independent if:
•
The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from our Company (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service). Compensation received by an immediate family member for service as an employee (other than an executive officer) of our Company is not considered for purposes of this standard.

•
The (1) director or an immediate family member is a current partner of a firm that is our Company’s internal or external auditor; (2) director is a current employee of such a firm; (3) director has an immediate family member who is a current employee of such a firm and who personally works on our Company’s audit; or (4) director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time.

•
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our Company’s present executive officers at the same time serves or served on that company’s compensation committee.

•
The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, our Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues.

•
The director is an executive officer of any charitable or non-profit organization to which our Company has made, within the preceding three years, contributions in any single fiscal year that exceeded the greater of $1.0 million or 2% of such charitable or non-profit organization’s consolidated gross revenues.

For purposes of the foregoing description of the Director Independence Criteria only, references to “our Company” mean Huntsman Corporation and its subsidiaries, collectively. With the assistance of counsel, the Nominating and Corporate Governance Committee (“Governance Committee”) annually reviews the applicable legal and NYSE standards for director independence, as well as our own

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independence criteria. Specifically, the Governance Committee reviews: (i) a summary of the answers to annual questionnaires completed by each of the directors (and, if applicable, any nominees for director); and (ii) to the extent applicable, a report of transactions and relationships, if any, between each director (and, if applicable, any nominee for director) and any of such director’s family members and our Company, our senior management, or our independent registered public accounting firm. To the extent such relationships do not change from year to year, the Governance Committee is informed that there have been no changes to such relationships.
In conducting its independence review, the Governance Committee considers all relevant facts and circumstances, including any persons or organizations which the director has an affiliation, including related party relationships as described in the Company’s Related Party Transactions Policy discussed under “Additional Information—Certain Relationships and Related Transactions” other than the compensation arrangements, which are reviewed by the Compensation Committee. In addition, the Governance Committee considered Dr. Beckerle’s position as CEO of the Huntsman Cancer Institute. Regarding Dr. Beckerle, the Governance Committee considered that Peter R. Huntsman does not have any ownership interest in the Institute, which is part of the University of Utah, a public institution of the state. The Governance Committee further considered that our Board approved a matching program pursuant to which our Company will match charitable contributions made by our employees to the Huntsman Cancer Foundation, a 501(c)(3) charity for which Peter R. Huntsman currently serves as the Chairman and CEO, and that the Huntsman Cancer Foundation contributes an annual, fixed amount of $100,000 as a supplement to Dr. Beckerle’s annual compensation from the University of Utah for serving as the CEO of the Institute. Dr. Beckerle’s annual compensation from the University of Utah is set by her supervisor, currently the University President, with no input from the Huntsman Cancer Foundation.
On the basis of its review, the Governance Committee delivered a report to the full Board and the Board made its independence determinations based on the Governance Committee’s report and the supporting information. As a result of this review, the Board determined that Dr. Mary C. Beckerle, Sonia Dulá, Cynthia L. Egan, Curtis E. Espeland, Daniele Ferrari, Jeanne McGovern, José Muñoz, David B. Sewell and Retired Vice Admiral Jan E. Tighe, who currently constitute a majority of the Board, are independent. These independent directors currently comprise, in full, the membership of the Audit, Compensation, Governance and Sustainability Committees of the Board discussed below.
Peter R. Huntsman, our President and CEO, is not an independent director because he is employed by our Company.

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COMMITTEES OF THE BOARD
The Board has Audit, Compensation, Governance, and Sustainability Committees, each consisting of independent directors, structured as follows:
Director	Audit Committee	Compensation Committee	Governance Committee	Sustainability Committee
Dr. Mary C. Beckerle

Sonia Dulá

Cynthia L. Egan

Curtis E. Espeland

Daniele Ferrari

Peter R. Huntsman

Jeanne McGovern(1)

José Muñoz

David Sewell

Jan E. Tighe

Number of meetings in 2024	4	8	4	4

(1)
Designated as an “audit committee financial expert” under SEC regulations.

Written charters for our Audit, Compensation, Governance and Sustainability Committees are approved by the Board and are available on our website at www.huntsman.com. We will also furnish copies of the charters free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com.
AUDIT COMMITTEE
Duties
• Sole responsibility for the appointment, retention and termination of our independent registered public accounting firm
• Oversees the work and compensation of our independent registered public accounting firm
• Monitors our independent registered public accounting firm’s qualifications and independence
• Monitors the integrity of our financial statements
• Monitors the performance of our internal audit function and independent registered public accounting firm
• Monitors our corporate compliance program (other than environmental, health and safety compliance)
• Monitors our compliance with legal and regulatory requirements applicable to financial and disclosure matters
• Monitors our enterprise-wide and financial risk exposures

•
Oversees management of risks arising from our business, information and operational technology, digital and data strategies, technology-related business continuity and disaster recovery programs, and cybersecurity program

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Under the independence criteria that the Board has adopted, which can be found on our website at www.huntsman.com, a member of the Audit Committee will not be considered independent if:
•
The member receives directly or indirectly any consulting, advisory or other compensatory fee from our Company (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service);

•
An immediate family member of the member receives any consulting, advisory or other compensatory fee from our Company (other than director and committee fees and pension or other forms of deferred compensation for prior service, which compensation is not contingent upon continued service);

•
An entity in which the member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions, who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to our Company receives any consulting, advisory or other compensatory fee from us; or

•
The member is otherwise an affiliated person of our Company.

For purposes of the foregoing description of the Audit Committee independence criteria only, references to “our Company” mean Huntsman Corporation and its subsidiaries, collectively. Furthermore, under these independence standards, (1) each member of the Audit Committee must be financially literate, (2) at least one member of the Audit Committee must have accounting or related financial management expertise and qualify as an “audit committee financial expert,” and (3) no member of the Audit Committee may simultaneously serve on the audit committees of more than two other public companies, as each is defined by the NYSE rules, Exchange Act and the rules and regulations of the SEC. For purposes of (2) above, the Board considers any Audit Committee member who satisfies the SEC’s definition of “audit committee financial expert” to have accounting or related financial management expertise.
The Board has determined that each member of the Audit Committee is independent as that term is defined by the listing standards of the NYSE and Rule 10A-3 promulgated under the Exchange Act and satisfies the additional independence criteria adopted by the Board and described above. The Board has also determined that Ms. McGovern is an “audit committee financial expert” as defined by the regulations of the SEC. No member of the Audit Committee currently serves on more than two other U.S. public company audit committees.
COMPENSATION COMMITTEE
Duties
• Supports the Board in fulfilling its oversight responsibilities relating to senior management and director compensation

•
Reviews, evaluates and approves our compensation programs for our senior management and directors, policies and plans including annual cash performance awards, equity-based compensation and compensation agreements*

• Reviews and approves compensation for our corporate and executive officers, and reviews and recommends compensation for our directors*
• Executes responsibilities under applicable securities laws and regulations relating to our proxy statement for the annual meeting of stockholders or other applicable report or filing
• Reviews the succession and development planning process for corporate officers
• Reviews human capital management matters
• Performs such other functions as the Board may assign from time to time

*
Please see “Compensation Discussion and Analysis—How We Determine Executive Compensation” for additional information on the Compensation Committee’s processes and procedures for the consideration and determination of executive officer and director compensation.

The Board has determined that each member of the Compensation Committee meets the independence requirements of the Exchange Act and the NYSE Listed Company Manual. The Compensation Committee’s charter permits the Compensation Committee to form and delegate some or all its authority to subcommittees when it deems appropriate. In particular, the Compensation Committee may delegate the approval of both cash and equity award grants and other responsibilities regarding the administration

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of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee who are non-employee directors or outside directors, or in some limited circumstances, to management.
The Compensation Committee typically meets at least four times each year to address various compensation issues and processes. Our CEO generally attends Compensation Committee meetings at the Chair of the Committee’s request to answer questions and provide input regarding the performance of our executive officers. However, the CEO is not present while decisions regarding his compensation are made. In addition, each Compensation Committee meeting includes an executive session without members of management present. The Compensation Committee regularly reports to the full Board regarding executive compensation matters.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Duties
• Ensures that our corporate governance system enables appropriate oversight mechanism
• Reviews and assesses the adequacy of our Corporate Governance Guidelines annually
• Reviews and monitors director independence
• Manages the Board’s annual director evaluation process
• Assesses the appropriate balance of skills, characteristics and perspectives required for an effective Board
• Identifies, screens and recommends qualified director candidates
• Regularly reassesses the adequacy of the Board’s size
• Oversees succession planning for our CEO
The Board has determined that each member of the Governance Committee meets the independence requirements of the Exchange Act and the NYSE Listed Company Manual. The Governance Committee typically meets quarterly in connection with our regularly scheduled Board meetings. In addition, the meetings of the Governance Committee typically include an executive session without members of management present. The Governance Committee regularly reports to the full Board regarding governance and independence matters.
SUSTAINABILITY COMMITTEE
Duties
• Oversees the development of key sustainability policies and metrics, and the implementation of sustainability initiatives
• Monitors the impact of our business operations with respect to matters related to sustainability
• Reviews, advises and, where appropriate, makes recommendations regarding investor initiatives pertaining to sustainability and other related matters
• Identifies, evaluates and monitors the sustainability trends, issues and associated risks
• Reviews and reports to the Board regarding our reports on sustainability
• Reviews the status of our environmental health and safety performance and systems
• Oversees our regulatory and environmental, health and safety related compliance matters and product stewardship programs
• Reviews current and emerging environmental, health and safety related trends
• Reviews and monitors key public policy trends, issues, and regulatory matters that may affect our business, strategies, and operations.
The Sustainability Committee is responsible for oversight of our sustainability and other related corporate social responsibility and governance matters. The Board has determined that each member of the Sustainability Committee meets the independence requirements of the Exchange Act and the NYSE Listed Company Manual.

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The Sustainability Committee typically meets quarterly in connection with our regularly scheduled Board meetings. In addition, the meetings of the Sustainability Committee typically include an executive session without members of management present. The Sustainability Committee regularly reports to the full Board regarding sustainability-related matters.
BOARD’S ROLE IN RISK OVERSIGHT
It is management’s responsibility to assess and manage the various risks faced by the Company. It is the Board’s responsibility to oversee management in this effort. The Audit Committee is responsible for administering the Board’s oversight function in this regard, and the Audit Committee establishes a mutual understanding of our Company’s overall appetite for risk and risk philosophy through regular discussions with management. In exercising its oversight, the Audit Committee strives to effectively oversee our Company’s enterprise-wide and financial risk management in a way that balances managing risks with enhancing the long-term value of our Company for the benefit of our stockholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s tone and establishing our culture towards effective risk management.
The Audit Committee maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages our most significant risk exposures. The Audit Committee receives regular presentations from management of our businesses and functions about significant risks that the respective business or function faces, as well as regular and aggregated reports from an interdisciplinary risk management team of experts working within the Company, to assist the Audit Committee in evaluating Huntsman’s risk assessment and risk management policies and practices.
In addition, each of our other committees assesses risks related to such committee’s oversight activities. We believe that the oversight function of the Board and these committees combined with the Board’s active dialogue with management about effective risk management provides our Company with the appropriate framework to help ensure effective risk oversight.
OVERSIGHT OF CYBERSECURITY RISKS
We recognize the importance of developing, implementing and maintaining cybersecurity measures to safeguard our information systems, shield our operational technologies in our manufacturing plants and protect the confidentiality, integrity and availability of our data.
Our Board has delegated the focused oversight of cybersecurity risks to the Audit Committee. Our Audit Committee is composed of board members with diverse expertise, including cyber operations, risk management, technology and finance, equipping the Audit Committee to oversee cybersecurity risks effectively. In particular, our Audit Committee receives quarterly updates from our Chief Information Officer on cybersecurity risk reviews, including current cybersecurity landscape and emerging threats; status of ongoing cybersecurity initiatives and strategies; incident reports and learnings from any cybersecurity events; and compliance with regulatory requirements and industry standards.
The Audit Committee regularly reports to our Board on these matters. Additional information relating to our cybersecurity risk management, strategy and governance is contained in the section titled “Cybersecurity” in the Company’s 2024 Form 10-K.
CORPORATE RESPONSIBILITY
At Huntsman, corporate responsibility is an integral part of our business strategy. The key focus areas of our corporate responsibility program include our people, our health, safety and wellness programs, and our environmental stewardship, including our sustainability and product stewardship efforts.
Our sustainability program is led by our Corporate Sustainability Officer (CSO) and the Huntsman Sustainability Council, which is comprised of senior representatives from all our divisions and key functions. Our CSO reports progress to the Sustainability Committee of the Board, and the Board regularly discusses various environmental, health and safety matters.
SUSTAINABILITY REPORTS
Since 2010, we have published our annual Huntsman sustainability report to document our progress and demonstrate our commitment. The report is prepared in accordance with both the GRI standards and the Sustainability Accounting Standards Board (SASB) standards. Additionally, our disclosure aligns with the Task Force on Climate related Financial Disclosures. We also participate in the Carbon Disclosure Project for climate and water disclosures. For more information on our commitment to corporate responsibility, please visit www.huntsman.com/Sustainability. Please note, however, that information contained on the website is not incorporated by reference in this Proxy Statement or considered to be a part of this document.

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PLANET AND PEOPLE
Huntsman contributes to and invests in our communities globally. In 2024, we donated approximately $1 million to various community outreach programs. For example, in the U.S., we donated to and volunteered at local food banks and awarded university and trade school scholarships to local high school students. In addition, we responded to and provided relief to victims impacted by the flooding in Brazil, provided school supplies to primary school children in the Asia Pacific region and raised funds to provide support to individuals with disabilities in Europe. Huntsman has also established programs to match charitable contributions made by its directors and employees to a variety of charitable organizations, including those that support cancer research and other causes.
DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF STOCKHOLDERS
We believe that there are benefits to having members of the Board attend our annual meetings of stockholders. From time to time, however, a member of the Board might have a compelling and legitimate reason for not attending an annual meeting. As a result, the Board has decided that director attendance at our annual meetings of stockholders should be strongly encouraged, but not required. Five of our directors attended the 2024 annual meeting.
DIRECTOR QUALIFICATION STANDARDS AND DIVERSITY
The minimum qualifications and specific qualities and skills required for directors are set forth in our Criteria for Selecting New Directors and Section 1 of our Corporate Governance Guidelines. The Corporate Governance Guidelines require that a majority of directors on the Board meet the criteria for independence required by the NYSE and that each director functions consistent with the highest level of professional ethics and integrity. Each director is expected to devote sufficient time and effort to learn the business of our Company and the Board, to use his or her own unique skills and experiences in providing independent oversight to our business, to participate in a constructive and collegial manner, to exhibit a high level of commitment to our Company, and to exhibit independent thought and judgment.
When evaluating director nominees, our Criteria for Selecting New Directors require that the Governance Committee consider each candidate’s background and lived experience (including his or her race, gender, ethnicity, identity or orientation), ability, judgment, skill, expertise and experience, and whether the candidate will enhance or contribute to the diversity of background, knowledge, expertise and experience of current Board members. The Governance Committee believes it is important for Board members to possess skills and knowledge in the areas of leadership of large, complex organizations, finance, accounting, strategic planning, legal, government relations and relevant industries, especially the chemical industry.
These considerations ensure that the Board, as a whole, possesses and manifests the appropriate mix of characteristics, skills and experiences for optimal functioning as an oversight body for our Company and management. As part of its periodic self-assessment process, the Governance Committee annually reviews and evaluates its performance, including the overall composition of the Board and the criteria that it uses for selecting nominees.
DIRECTOR NOMINATION PROCESS
The Governance Committee identifies director candidates through a variety of means, including recommendations from other Board members and management. The Governance Committee regularly engages third party search consultants to identify potential director candidates. The Governance Committee also welcomes stockholder recommendations for candidates for the Board. The Governance Committee uses the same process to screen all potential candidates, regardless of the source of the recommendation. The Governance Committee determines whether the candidate meets our minimum qualifications and possesses specific qualities and skills deemed appropriate for directors, and whether requesting additional information or an interview is appropriate.
A stockholder seeking to nominate a director candidate at an annual meeting must comply with the requirements set forth in our Bylaws. For additional information, please see the “Stockholder Proposals and Director Nominations for the 2026 Annual Meeting” section of this Proxy Statement.
Our Bylaws also allow eligible stockholders to nominate a candidate for election to our Board for inclusion in our proxy statement in accordance with the “proxy access” provisions of our Bylaws, which are contained in Section 2.14. The “proxy access” provisions allow a stockholder, or a group of up to 20 stockholders (with funds having specified relationships constituting a single stockholder), who own (as defined in our Bylaws) three percent or more of our outstanding common stock continuously for at least three years, to nominate and include in our proxy statement director candidates constituting up to two directors or 20% of the Board (rounded

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down to the nearest whole number), whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws (including similar information requirements to those set forth in Section 2.8 of our Bylaws).
The foregoing descriptions of our Bylaws are qualified in their entirety by reference to the full text of the Bylaws. Our Bylaws are available on our website at www.huntsman.com in the “Investor Relations” section. We will also furnish copies of our Bylaws free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com. For additional information about stockholder nominations, including nominations for the 2026 Annual Meeting, see “Stockholder Proposals and Director Nominations for the 2026 Annual Meeting.”
STOCKHOLDER COMMUNICATIONS POLICY
Stockholders and other interested parties may communicate directly and confidentially with the Board, the non-management directors, the independent directors or the Lead Independent Director by sending a letter addressed to the intended recipients, c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or by sending an e-mail specifying the intended recipients to CorporateSecretary@huntsman.com. The Corporate Secretary will review such communications and, as appropriate, forward them only to the intended recipients. Communications that do not relate to the responsibilities of the intended recipients as directors of Huntsman (such as communications that are commercial or frivolous in nature) will not be forwarded. In addition, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will not be forwarded. A copy of our Stockholder Communications Policy is available on our website at www.huntsman.com.
CORPORATE GOVERNANCE GUIDELINES
The Board has adopted Corporate Governance Guidelines and the Governance Committee is responsible for implementing the guidelines and making recommendations to the Board concerning corporate governance matters. The guidelines are available on our website at www.huntsman.com. We will also furnish copies of the guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com.
Among other matters, the Corporate Governance Guidelines provide for the following:
•
membership on the Board is made up of a majority of directors who, at a minimum, meet the criteria for independence required by the NYSE;

•
each regularly scheduled Board meeting includes an executive session of the non-management directors;

•
the independent directors will meet in executive session at least once annually;

•
the Board and its committees each conduct an annual self-evaluation;

•
non-management directors are not permitted to serve as a director for more than three other public companies;

•
any director who is also a Chief Executive Officer of a public company is not permitted to serve as a director for more than two other public companies;

•
directors are expected to attend all meetings of the Board and of the committees of which they are members;

•
directors not also serving as executive officers are required to offer their resignation to the Board effective at the next annual meeting of stockholders upon reaching their 75th birthday;

•
directors are required to offer their resignation upon a change in their principal occupation;

•
directors should function consistent with the highest level of professional ethics and integrity; and

•
to effectively discharge their oversight duties, directors have full and free access to our officers and employees.

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FINANCIAL CODE OF ETHICS AND BUSINESS CONDUCT GUIDELINES
The Board has adopted a Financial Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer or Controller. Among other matters, this code is designed to promote:
•
honest and ethical conduct;

•
avoidance of conflicts of interest;

•
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•
compliance with applicable governmental laws and regulations and stock exchange rules;

•
prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•
accountability for adherence to the code.

In addition, the Board has adopted an integrated set of Business Conduct Guidelines. The Board requires all directors, officers and employees to adhere to these guidelines when addressing the legal and ethical issues encountered in conducting their work. The Financial Code of Ethics and Business Conduct Guidelines are available on our website at www.huntsman.com. We will also furnish copies of the Financial Code of Ethics and Business Conduct Guidelines free of charge to any person who requests them. Requests for copies should be directed to the Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com. We intend to disclose any amendments to, or waivers from, either the Financial Code of Ethics or the Business Conduct Guidelines on our website.

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PART 4
COMPENSATION DISCUSSION AND ANALYSIS

WE ASK THAT YOU VOTE TO APPROVE OUR SAY-ON-PAY PROPOSAL

At our 2025 Annual Meeting, our stockholders will again have the opportunity to cast an advisory say-on-pay vote on the compensation paid to our NEOs. We ask that you vote to approve executive officer compensation. Please see “Proposal 2—Advisory Vote to Approve Named Executive Officer Compensation.” In accordance with the preference expressed by our stockholders at the 2023 annual meeting, we will continue to hold these advisory votes on executive compensation annually.

This Compensation Discussion and Analysis, or CD&A, provides information regarding how we paid the following named executive officers, or our NEOs, for 2024:
Name	Title
Peter R. Huntsman	Chairman of the Board, President and Chief Executive Officer, also referred to as our “CEO”

Philip M. Lister	Executive Vice President and Chief Financial Officer

Anthony P. Hankins	Division President, Polyurethanes and CEO—Asia Pacific

David M. Stryker	Executive Vice President, General Counsel and Secretary

R. Wade Rogers	Senior Vice President, Global Human Resources and Chief Compliance Officer

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EXECUTIVE SUMMARY
The Compensation Committee believes that the design of our executive compensation program achieves its primary objective of aligning the financial interests of our NEOs with the creation of long-term stockholder value, as reflected by the pay outcomes in 2024.
The remainder of this CD&A provides additional information about the performance-based design of our executive compensation program, and how the Compensation Committee makes decisions to achieve our program objectives.
COMPANY PERFORMANCE HIGHLIGHTS	COMPENSATION STRUCTURE AND DECISIONS

In 2024, our Company continued to experience weak global markets in the chemical industry. Within this environment, we delivered a solid performance on key financial, strategic, and environmental, health and safety initiatives. Points of emphasis include:
•
Return to Shareholders:   Modestly increased the quarterly dividend by 5%, representing the fourth consecutive annual increase in the dividend

•
Safety Performance:   Outperformed our target metrics in personal safety and process safety

•
Financial:   Improved overall volumes by approximately 6%; delivered on cost savings programs that more than offset inflation, while also delivering $414 million of adjusted EBITDA(1) and $101 million in free cash flow(2); reduced our working capital cash conversion cycle and managed capital expenditures prudently given the economic environment; maintained investment grade credit ratings with Moody’s, S&P and Fitch; successfully issued $350 million of senior notes with a 5.70% coupon rate; and returned approximately $174 million to stockholders through dividends

•
Strategic:   Continued our focus on portfolio enhancement by completing the sale of small, non-core assets; completed the separation and acquisition of an MDI and HCL recycle facility from our Shanghai Lianhang Isocyanate Company joint venture in China; expanded our global business services centers (GBS) in Southeast Asia, Latin America and Eastern Europe, with approximately 600 associates working at these sites at the end of 2024

•
Sustainability:   Published our 2023 sustainability report which includes limited assurance regarding our greenhouse gas emissions and water usage

•
Planet and People:   Continued to invest in and contribute to our communities globally, including by donating to and volunteering at local food banks and awarding university and trade school scholarships to area high school students

The primary objective of our executive compensation program is to align the financial interests of our NEOs with the creation of long-term stockholder value. Key features of the program include:
•
Annual and long-term incentive plans designed to align executives’ pay with Company and share price performance

•
Robust compensation benchmarking against a peer group of companies we compete against for talent

•
Comprehensive policies and practices intended to create a sound compensation governance process and support well-informed decision-making

During 2024, the Compensation Committee, with the assistance of Meridian, its independent compensation consultant, focused on balancing long-term and short-term compensation in line with our pay-for-performance philosophy and taking into account energy volatility and a challenging global economic environment and the impacts of these factors on the chemical industry. Key decisions included:
•
Reaffirmed the approach for determining our CEO’s target compensation and mix to place a significant amount of pay at risk based on Company and share price performance. For our CEO this resulted in the following actions:

•
Maintained his base salary at the same level as the prior year

•
Placed a significant portion of our CEO’s total compensation “at risk” with the target value of his cash performance award and his long-term stock incentives amounting to 90% of his total direct compensation

•
Exercised discretion to reduce the payout of the 2024 annual cash performance awards for our CEO and other executive officers to zero, because the Company did not attain threshold goals of adjusted EBITDA and free cash flow. The Compensation Committee exercised its discretion to eliminate this payment, notwithstanding the positive performance in strategic and operational initiatives and the delivery of positive free cash flow

•
Approved the results of the 2022-2024 PSU awards at 65.9% of target, aligning the payout with our TSR performance relative to peers

(1)
Throughout this Proxy Statement, we refer to our adjusted EBITDA, which is a non-GAAP financial measure. See Appendix A for additional information regarding adjusted EBITDA and a reconciliation to net income.

(2)
Throughout this Proxy Statement, we refer to free cash flow, which is a non-GAAP financial measure. For purposes of compensation determinations, free cash flow is calculated as operating cash from continuing operations less capital expenditures from continuing operations. See Appendix A for additional information regarding free cash flow and a reconciliation to operating cash from continuing operations.

(3)
For additional discussion of our three-year cumulative TSR achievement and our 2022 Performance Peers, see “Compensation Discussion and Analysis-2024 Executive Compensation Decisions-Long-Term Equity Compensation-Payout of 2022 Performance Share Unit Awards.”

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Our Response to Stockholder Feedback
We engage in a continuous dialogue with our stockholders and have made numerous changes over the years in response to stockholder feedback.
In response to stockholder feedback, the Compensation Committee has consistently implemented improvements that further align incentive payouts with the creation of stockholder value.
At our 2024 annual meeting, the say-on-pay proposal received the support of approximately 85% of the stockholders casting their votes. Approximately 97% and 85% of the shares voted at our 2023 and 2022 annual meetings, respectively, were voted in favor of the advisory say-on-pay proposal. In response to the advisory say-on-pay results in 2024, we discussed topics relevant to our compensation practices with a number of our stockholders. Both looking forward and back, the Compensation Committee carefully considers the say-on-pay results and the stockholder feedback we received in determining executive compensation.
COMPENSATION PROGRAM HIGHLIGHTS
VAST MAJORITY OF 2024 NEO PAY REMAINS AT RISK(1)
Our executive compensation program is designed to ensure that a significant portion of each officer’s total target direct compensation is performance-based. As the charts below illustrate, for 2024, 90% of the CEO’s total target direct compensation was at risk and tied to annual performance against established goals and/or the performance of our stock. Comparably, 74% of total target direct compensation of our other NEOs in 2024, on average, was at risk.(2)
(1)
NEO pay refers to “total target direct compensation” which consists of (i) annual base salary, (ii) the target annual cash performance award opportunity for 2024, and (iii) the aggregate grant date fair value of long-term equity incentive awards granted in 2024. The amounts realized by our NEOs with respect to the annual cash performance awards and long-term equity incentive awards granted in 2024 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest.

(2)
We consider compensation to be “at risk” if it is subject to performance-based payment vesting conditions or if its value depends on actual stock price appreciation or returns relative to peers.

CEO COMPENSATION
When the Compensation Committee sets compensation each year, the number of equity-based awards is determined by the price of our common stock on the date of grant. Alternatively, the Summary Compensation Table requires that the grant date fair value of these awards is computed in accordance with FASB ASC Topic 718. This results in an increase in the amount of compensation reported in the Summary Compensation Table versus what is targeted by the Compensation Committee. The following reflects this difference for our CEO:
	CEO Earned or Accrued Pay	Summary Compensation Table Amount
Actual Base Salary Paid	$1,300,000	$1,300,000
Actual Non-Equity Incentive Plan Paid(1)	—	—
2024 Stock Award Grant	$9,880,000	$11,398,545
Change in Pension Value and Nonqualified Deferred Compensation Earnings	$1,646,469	$1,646,469
All Other Compensation	$221,103	$221,103
Total	$13,047,572	$14,566,117

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(1)
The Non-Equity Incentive Plan reflects our Annual Cash Performance Award, for which no award payouts were earned for 2024. Additional details are provided below in the section titled “2024 Annual Cash Performance Award.”

REALIZABLE PAY ANALYSIS
Analyses of realizable pay provides the Compensation Committee with a tool to validate the alignment of our NEOs’ compensation with the creation of stockholder value. Realizable pay reflects the earned value of annual cash performance awards and the tangible incentive value of equity awards based on changes in market value. When determining the annual equity grants to our NEOs in February of each year, the Compensation Committee believes it is important to take into account not only the grant date values reported in our Summary Compensation Table, but also to consider the effect of the year-end value of our stock on those awards over time. This analysis is intended as a supplement to the “Pay versus Performance” section beginning on page 67 of this Proxy Statement.
The chart below reflects our CEO’s total target direct compensation and realizable pay(1) for 2022, 2023, and 2024. In each of the past three years, there has been a strong positive correlation between the realizable value of our CEO’s compensation and our cumulative TSR.(2)
(1)
Realizable pay for each year is defined as the sum of: (1) base salary, (2) annual cash performance award payout, and (3) the value of equity incentive awards granted in that year (i.e., performance share units, restricted stock and the “in the money” value of stock options) calculated using our stock price, in all cases, as of December 31, 2024.

(2)
Cumulative TSR above is measured using the closing stock price at the beginning and end of the performance period and slightly differs from the cumulative TSR value we use to determine PSU payouts since such calculation is measured using a 20-trading day stock price average at the beginning and end of the performance period to smooth out volatility.

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OBJECTIVES OF HUNTSMAN’S EXECUTIVE COMPENSATION PROGRAM FOR 2024
The primary objective of our executive compensation program is to align the financial interests of our NEOs with the creation of sustainable stockholder value. In support of this objective, our executive compensation program is designed to: (i) align pay with performance; (ii) align our NEOs’ interests with those of our long-term stockholders; (iii) attract, motivate and retain executives critical to our long-term success by providing a competitive compensation structure; (iv) encourage long-term focus; and (v) discourage excessive risk-taking. The chart below indicates the key features of our executive compensation program and how they align with our objectives.
Compensation Feature	Align Pay With Performance	Align NEOs’ and Stockholders’ Interests	Support a Competitive Compensation Structure	Encourage Long-Term Focus	Discourage Excessive Risk-Taking
Salary
Annual Cash Performance Award
Performance Share Units
Restricted Stock Award
Perquisites, Health & Retirement Benefits and Severance Arrangements
Compensation-related policies:
• Clawback Policy
• Stock Ownership Guidelines
• Insider Trading Policy

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ELEMENTS OF HUNTSMAN’S EXECUTIVE COMPENSATION PROGRAM FOR 2024
Additional information about our executive compensation program is provided below, along with a discussion of how various compensation elements align with our compensation objectives.
TOTAL DIRECT COMPENSATION
We provide our executive officers with a mix of pay that reflects our belief that executive compensation should be tied to an appropriate balance of both short- and long-term performance. The Compensation Committee strives to align the relative proportion of each element of total direct compensation with the competitive market and the Company’s objectives, as well as to preserve the flexibility to respond to the continually changing global environment in which we operate.
While the Compensation Committee reviews the competitiveness of each NEO’s total target direct compensation, it does not target specific percentiles among peer companies when setting compensation levels. Rather, the Compensation Committee considers peer group data among several other factors in setting pay levels. Other factors include each executive’s individual performance, level of responsibility, knowledge, tenure, and experience, as well as internal pay equity among executives with similar experience and job responsibilities.
Generally, as employees move to higher levels of responsibility with greater ability to influence financial results, the percentage of performance-based pay increases.
The total target direct compensation levels for our NEOs in 2024 were comprised of the following elements.
Compensation Element		Description and Purpose of the Element
Annual Cash Compensation	Base Salary	Reflective of the NEO’s responsibilities, tenure, job performance, special circumstances (such as international assignments) and the market for the NEO’s services.
Annual Cash Performance Award
Cash performance awards are earned based on Company performance measured over our fiscal year against preset goals and strategic initiatives. For 2024, 100% of our annual cash performance awards were linked to the achievement of preset adjusted EBITDA, pre-determined strategic and operational metrics, and free cash flow targets.

Long-Term Equity-Based Compensation	Performance Share Units
Performance share unit awards are earned based on Company performance measured over three fiscal years against preset goals related to relative TSR. For 2024, performance share unit awards represented 60% of equity-based compensation for each of our NEOs.

Restricted Stock
Restricted stock awards are ratably earned over a three-year service period, with the realizable value tied to the value of our common stock at the time of vesting. Three-year ratable vesting provides both retentive value as well as a long-term focus.
For 2024, restricted stock awards represented 40% of equity-based compensation for each of our NEOs.

A detailed discussion of 2024 total target direct compensation of our NEOs and graphical illustrations of the proportionate amount of performance-based compensation, is set forth below in “2024 Executive Compensation Decisions.”

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OTHER ELEMENTS OF COMPENSATION
In addition to the elements of total target direct compensation described above, our executive compensation program includes other elements of compensation that are designed primarily to attract, motivate, and retain executives critical to our long-term success and to provide a competitive compensation structure overall.
Element	Description and Purpose of the Element
Health and Welfare Benefits
We provide our NEOs with health and welfare benefits on the same basis as all employees. These benefits are comparable to those provided to employees and executives at other companies in the chemical industry and the general market.

Retirement and Savings Plans	We provide our NEOs with retirement and savings plan benefits that are comparable to those provided to employees and executives at other companies in the chemical industry and the general market.(1)
Perquisites	We provide our NEOs with limited perquisites that help enable the execution of their duties and are comparable to those provided at other companies in the chemical industry and the general market.(2)
Severance Arrangements/Change in Control Benefits
Our NEOs other than Mr. Huntsman are entitled to payments and benefits upon certain severance events through the Huntsman Executive Severance Plan (the “Executive Severance Plan”).(3) Mr. Huntsman has a separate severance arrangement.
These arrangements are designed to provide protection to our executive officers who are primarily tasked with the management of our overall operations and business strategy and are necessary to attract and retain executive talent for our business. We believe these arrangements are consistent with competitive market practices.(4)

(1)
For an explanation of the major features of our retirement and savings plans, see “Executive Compensation—Pension Benefits in 2024” and “—Nonqualified Deferred Compensation in 2024.”

(2)
For a description of these perquisites and the amounts paid to our NEOs in 2024, see “Executive Compensation—2024 Summary Compensation Table” and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

(3)
Mr. Hankins is eligible for the greater of the severance benefits payable to him under either the Executive Severance Plan or the U.K. business severance plan. Based on his entitlements under these plans, Mr. Hankins would receive payouts under the Executive Severance Plan.

(4)
For a description of these arrangements, see “Executive Compensation—Potential Payments upon Termination or Change-in-Control.”

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2024 EXECUTIVE COMPENSATION DECISIONS
Our executive compensation program is designed such that a significant portion of each officer’s total target direct compensation is performance-based. The Compensation Committee’s decisions regarding the mix of pay reflects the Committee’s and the Board’s compensation philosophy, market reference data provided by Meridian, and each officer’s role in achieving our strategic objectives.
2024 BASE SALARY CHANGES
The Compensation Committee reviews the base salaries of our NEOs annually to determine whether adjustments are necessary or appropriate. With respect to Mr. Huntsman, the Compensation Committee determined that the base salary of Mr. Huntsman remained competitively positioned relative to market levels and, as a result, elected not to increase his salary in 2024. Mr. Lister received a higher-than-average increase to improve alignment of his base salary with competitive levels relative to comparable executive positions at our Proxy Peers (as defined below) and chemical and general industry companies. The Compensation Committee determined that Messrs. Hankins, Stryker and Rogers would receive a modest increase to their base salary rate consistent with the average salary adjustments provided to our employee population generally.
Executive Officer	2023(1)	2024(1)	% Increase
Peter R. Huntsman	$1,300,000	$1,300,000	n/a

Philip M. Lister	$650,000	$715,000	10%

Anthony P. Hankins	$1,072,900	$1,105,087	3%

David M. Stryker	$655,000	$674,650	3%

R. Wade Rogers	$536,500	$552,595	3%

(1)
Changes in base salary rate are effective as of April 1 of the applicable year.

2024 ANNUAL CASH PERFORMANCE AWARD
Our annual cash performance awards are designed to reward our NEOs for achievement of annual performance goals set by the Compensation Committee.
2024 Award Pool.   Each year, the Compensation Committee establishes an award pool, which provides a mechanism to fund the annual cash performance awards. Under the formula used to establish the award pool, the maximum amount that could be paid to our executive officers covered by the award pool (including our NEOs) was 2% of adjusted EBITDA. Individual award amounts were limited to an allocated portion of the award pool for each covered officer. The Compensation Committee retains discretion to make awards to our executive officers that are less than their individual allocation. Actual awards paid to our NEOs under the 2024 award pool were based on the achievement of financial and strategic performance objectives discussed below.
2024 Performance Measures and Goals.   The determination of the NEO’s individual annual incentive awards is based on actual performance relative to specific financial and strategic performance measures, subject to the award pool limitation described above. The performance measures are selected because of their importance to our operations and contribution to the creation of stockholder value.

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The following table provides additional detail regarding the performance measures selected for the 2024 annual cash performance awards.
Performance Measure	What It Is	Why We Believe It Is Important
Adjusted EBITDA	An indicator of general economic performance that is not affected by debt restructurings, fluctuations in interest rates or effective tax rates, or levels of depreciation and amortization	Significant measure by which our stockholders measure our financial performance, thus aligning the interests of management with those of our long-term stockholders
Free cash flow	Operating cash from continuing operations less capital expenditures from continuing operations
Important measure of the financial performance of our Company with a significant impact on our strategic planning, liquidity and the ability to reduce our leverage through cash repayments on outstanding debt

Strategic and Operational Initiatives	An array of quantitative and qualitative metrics on which the Compensation Committee and the Board can evaluate the performance of management and determine an appropriate reward
Near-term measures focusing management on specific value creation initiatives such as M&A, site consolidation and/or closures, divisional rightsizing, expanding regional GBS centers, strategic vendor management, commercial excellence programs and supply chain optimization. Also, measures achievement of environmental performance and injury reduction objectives

The Compensation Committee established threshold, target, and maximum performance goals for each of the following performance measures relevant to our NEOs (dollars in millions):
Performance Measure	Threshold	Target	Maximum
Adjusted EBITDA	$475	$515	$592

Free cash flow	$170	$195	$225

Strategic and Operational Initiatives	0%	100%	250%
Targets are set at aggressive levels that require significant effort to achieve. For each performance measure, achievement below the threshold goal results in no payout, payout for achievement at the target goal results in a payout of 100% of target, and achievement of the maximum goal results in a payout of 250% of target. Payouts for achievement between goal levels are calculated using linear interpolation. The annual cash performance award program is subject to Compensation Committee and board oversight and discretion to adjust awards on an individual or collective basis.
2024 Annual Cash Performance Award Design.   The Compensation Committee establishes target annual cash performance award amounts for the NEOs set as a percentage of their base salaries. The following table summarizes the target bonus percentage and the potential payout range for each NEO.
Executive Officer	Target % of Base Salary	Payout Range of Target
Peter R. Huntsman	140%	0% – 250%

Philip M. Lister	80%	0% – 250%

Anthony P. Hankins	80%	0% – 250%

David M. Stryker	80%	0% – 250%

R. Wade Rogers	70%	0% – 250%

The individual bonus targets and payout ranges were set to generally align with competitive levels relative to comparable executive positions at our Proxy Peers (as defined below) and other chemical and general industrial companies. Actual payouts of individual annual cash performance awards depend upon both Company performance and individual contributions to our success.

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2024 EH&S Performance.   For each of our NEOs, our EH&S performance was measured against preset goals including: (a) ASTM 2920 Level 1 injury rate; and (b) process severity index, each of which is a performance measure of our EH&S improvement objectives. Both EH&S performance targets were exceeded. The EH&S performance targets and actual performance in 2024 were as follows:
Performance Criteria	2024 Performance Target	2024 Performance	% Better than Target
ASTM 2920 Level 1 injury rate	0.15	0.1293	7.3%

Process severity index	0.16	0.1247	7.5%

2024 Performance.   The table below summarizes our 2024 target performance goals, actual performance, performance as a percentage of targets, performance score and earned outcomes as a percentage of each NEOs target bonus (all dollar amounts are in millions):
Performance Criteria	Weighting	2024 Target Performance	2024 Actual Performance	% of Target	Performance Score
Adjusted EBITDA	40%	$515	$414	0%	0%

Free cash flow	40%	$195	$101	0%	0%

Strategic & Operational	20%	100%	100%	100%	20%

Overall Performance Score (% of Target Award Achieved)					20%

Overall Performance Score (% of Target Award Approved)					0%

Performance in strategic and operational initiatives included, among others, the following:
•
Volume improvement of 6% over 2023 levels;

•
Cash conversion cycle reduction of four days;

•
SG&A costs reduced by 3% from prior year; and

•
Enhanced portfolio by completing sale of small, non-core assets and acquiring strategic joint venture assets in China.

The overall performance score reflects the weighted average results of our performance relative to the goals set for each performance measure, as described above. The CEO presents the Compensation Committee with recommendations for the annual cash performance awards for each of the other executive officers, including the other NEOs. The Compensation Committee reviews the CEO’s recommendations, as well as the CEO’s performance, and makes such adjustments as it deems appropriate in its determination of the award payouts.
Based on our performance results discussed above, the cash performance award was calculated according to the achievement for each separate performance measure.
Each NEO’s 2024 annual cash performance award was determined in accordance with the following formula:
Notwithstanding the strong achievement in our strategic and operational initiatives and EH&S performance, the Compensation Committee exercised negative discretion and determined not to pay any cash performance awards to our executive officers based on our adjusted EBITDA and free cash flow performance.
Executive Officer	Target Award Amounts	% of Target Award Approved	Approved Amount of Cash Performance Award
Peter R. Huntsman	$1,820,000	0%	$0

Philip M. Lister	$572,000	0%	$0

Anthony P. Hankins	$884,070	0%	$0

David M. Stryker	$539,720	0%	$0

R. Wade Rogers	$386,817	0%	$0

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HUNTSMAN CORPORATION: PROXY STATEMENT

LONG-TERM EQUITY COMPENSATION
For 2024, the Compensation Committee approved the grant of 1) performance share units that would vest based on Huntsman’s relative TSR performance; and 2) time-based restricted stock.
Equity Award Mix.   For 2024, the Compensation Committee approved an award mix of performance share units (60% value) and restricted stock (40% value). The Committee believes the emphasis on three-year relative TSR performance aligns our NEOs’ interests with our stockholders.
The Compensation Committee targeted long-term equity compensation awards for the NEOs at levels intended to competitively position the total target direct compensation of the executive officers and to reflect the individual roles and contributions of our NEOs. The target award amounts were converted to a number of shares based on the stock price on the date of the respective award grants. The 2024 long-term equity incentive awards approved for the NEOs were as follows:
Executive Officer	Target Performance Share Units	Restricted Stock	Total Target Award Value
Peter R. Huntsman	247,723	165,148	$9,880,000

Philip M. Lister	43,878	29,252	$1,750,000

Anthony P. Hankins	50,146	33,431	$2,000,000

David M. Stryker	35,102	23,402	$1,400,000

R. Wade Rogers	26,402	17,601	$1,053,000

Performance-Based Awards Granted in 2024.   The relative TSR performance share units granted in 2024 will vest or lapse on December 31, 2026, depending on the achievement of relative TSR performance during the performance period from January 1, 2024 to December 31, 2026, subject to the executive’s continued service. To ensure better alignment of payouts with stockholder value created, in cases where absolute TSR is negative at the end of the performance period, any payout would be capped at the target number of performance share units even if relative TSR performance would have resulted in a payout above target. The Compensation Committee believes relative TSR is an appropriate long-term performance metric for the performance share units because it promotes stockholder alignment and is a prevalent metric used by our peer companies.
The Company peer group used to determine relative TSR performance (the “2024 Performance Peers”) represents industry-specific public companies. Although there is some overlap between the two groups, the 2024 Performance Peers, as further described below, differ from our Proxy Peers in that our 2024 Performance Peers are companies whose valuations are influenced by similar financial and economic factors and we compete against these companies for market share and investor capital.
The 2024 Performance Peers, which we developed with guidance from Meridian, were as follows:
• Ashland Global Holdings Inc.	• Covestro AG	• H.B. Fuller Company
• BASF Corp.	• Dow Inc.	• Lanxess AG
• Celanese Corporation	• Eastman Chemical Company	• Trinseo S.A.
• Clariant AG	• Evonik Industries AG	• Westlake Chemical
For each 2024 Performance Peer, TSR is measured using a 20-trading day stock price average at the beginning and end of the performance period to smooth out volatility. Determination of payouts, if any, will be made based on our TSR percentile performance relative to the 2024 Performance Peers at the end of the performance period. The maximum number of performance share units that may be earned is 250% of the target number of shares granted if our TSR performance ranks in the 90th percentile of the 2024 Performance Peers. If our TSR performance ranks below the 25th percentile of the 2024 Performance Peers, then no performance share units vest. Median performance at 50th percentile results in payout at target.
Earned performance share unit awards are settled in stock upon vesting and any dividends paid with respect to the underlying shares are accumulated and paid when and to the extent the award vests and is earned, either in cash or additional shares at the Compensation Committee’s election.
Additional details regarding these 2024 grants are provided under “Executive Compensation—Grants of Plan-Based Awards in 2024” below.
Time-Based Awards Granted in 2024.   The restricted stock granted in 2024 are subject to a three-year ratable annual vesting schedule that requires service for a continuous three-year period to become fully vested.

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Payout of 2022 Performance Share Unit Awards.   Payouts for the 2022-2024 performance share unit cycle were based on our relative TSR results for the three-year period ended December 31, 2024. Payouts could range from 0% to 200% of target based on the Company’s TSR ranking relative to the nine companies in the performance peer group established upon the grant date in 2022. The “2022 Performance Peers” were as follows:
• Ashland Global Holdings Inc.	• Dow Inc.	• Lanxess AG
• BASF Corp.	• Eastman Chemical Company	• Trinseo S.A.
• Celanese Corporation	• Evonik Industries AG	• Westlake Chemical
• Clariant AG	• H.B. Fuller Company
During the performance period, Covestro AG announced it would be acquired by ADNOC and was removed from the peer group as a result.
Based on the award parameters, the Company’s TSR of -34.1% for the three-year period ended December 31, 2024 ranked eighth (at the 36th percentile) among the 2022 Performance Peers, resulting in a final payout of 65.9% of the target number of performance share units awarded. Based on the result, the Compensation Committee approved the payout of the following number of shares:
Executive Officer	Target Award Amount	Number of Shares Earned
Peter R. Huntsman	70,785	46,647

Philip M. Lister	11,087	7,306

Anthony P. Hankins	17,057	11,241

David M. Stryker	11,940	7,868

R. Wade Rogers	8,980	5,918

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HOW WE DETERMINE EXECUTIVE COMPENSATION
As directed by the Compensation Committee, our CEO and our Senior Vice President and head of Global Human Resources coordinates the annual review of the executive compensation program. This review includes an evaluation of our performance, corporate goals and objectives relevant to compensation, and compensation payable under various circumstances, including upon retirement or a change of control. In making its decisions regarding each NEO’s compensation, the Compensation Committee considers the nature and scope of all elements of an executive’s total compensation package, the executive’s responsibilities and his or her effectiveness in supporting our key strategic, operational and financial goals. This review includes an evaluation of each NEO’s historical pay and career development, individual and corporate performance, and competitive practices and trends.
ROLES OF THE COMPENSATION COMMITTEE, EXECUTIVE MANAGEMENT AND THE COMPENSATION CONSULTANT
The Compensation Committee, the Committee’s independent compensation consultant, Meridian, and executive management each play a key role in the Compensation Committee’s annual review, evaluation and approval of our executive compensation programs.
Compensation Committee
•
Articulates our compensation philosophy, establishes our executive compensation program, and implements policies and plans covering our executive officers.

•
Reviews, evaluates, and approves the compensation structure and level for all our executive officers.

•
Reviews each element of compensation annually for our CEO and makes recommendations for approval to the independent members of the Board (including those members who serve on the Compensation Committee).

•
Evaluates the CEO performance with respect to stated objectives for the prior year.

•
Evaluates each executive officer’s performance, including thorough reports from other members of executive management other than with respect to our CEO and may apply discretion in determining individual compensation decisions.

Executive Management
•
Our CEO articulates our strategic direction and works with the Compensation Committee to identify and set appropriate targets for executive officers (other than himself).

•
Our CEO is assisted by our Senior Vice President and head of Global Human Resources who provides advice on the design and development of our compensation programs, the interpretation of compensation data and the effects of adjustments, and modifications to our compensation programs.

•
Our CEO and the Senior Vice President and head of Global Human Resources make recommendations to the Compensation Committee regarding each element of compensation for each of our NEOs (other than the CEO).

•
Our CEO also provides the Compensation Committee with his evaluation with respect to each NEO’s performance (other than his own performance) during the prior year.

•
Our finance and legal departments also assist our CEO and the Senior Vice President and Global Human Resources by advising on legal and financial considerations relevant to these programs.

Compensation Consultant (Meridian)
•
Advises the Compensation Committee in its oversight role, supports the Compensation Committee’s interaction with executive management in the executive compensation design process, and provides independent compensation data and analysis to facilitate the annual review of our compensation programs.

•
At the direction of the Compensation Committee, evaluates levels of executive officer and director compensation as compared to general market compensation data and peer data as discussed below.

•
Evaluates proposed compensation programs or changes to existing programs, provides information on current executive compensation trends, and updates the Compensation Committee on applicable legislative, technical and governance matters.

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CONSIDERATION OF PEER COMPENSATION
To assist in its determination of the 2024 target total direct compensation levels for our executive officers, the Compensation Committee directed Meridian to undertake a compensation benchmarking review for each element of compensation, as well as information regarding incentive plan designs and pay practices for executives in similar positions among a selected peer group of companies (the “Proxy Peers”). Information in the compensation peer review served as a reference in the Compensation Committee’s overall assessment of the competitiveness of our executive compensation program. Criteria used to select the Proxy Peers include financial measures (i.e., revenue, market capitalization and/or net income) and the industry segment in which we operate.
As a result of a comprehensive review in mid-2021, the Compensation Committee approved the addition of six companies to the Proxy Peers. The changes were made to position Huntsman near the median in terms of size (as measured by revenues), better align with certain external perspectives, and offer a more robust data set for conducting competitive benchmarking. For the compensation benchmarking review that informed the 2024 compensation decisions, the Compensation Committee determined that no changes were required to the Proxy Peer group, which consisted of the following 20 companies:
• Air Products & Chemicals Inc.	• Ecolab Inc.	• Scotts Miracle-Gro Company
• Avery Dennison Corporation	• FMC Corporation	• Sealed Air Corporation
• Avient Corporation	• LyondellBasell Industries N.V.	• The Chemours Company
• Axalta Coating Systems Ltd.	• Olin Corporation	• The Mosaic Company
• Celanese Corporation	• PPG Industries Inc.	• The Sherwin-Williams Company
• CF Industries Holdings, Inc.	• Packaging Corporation of America	• Westlake Chemical Corporation
• Eastman Chemical Company	• RPM International Inc.
As a supplement to competitive market data from the Proxy Peers, and to assess data for positions in which pay information is not publicly disclosed, the Compensation Committee also considered competitive market data across a broader group of chemical and general industrial companies. These data points were provided by the Equilar Executive Compensation Survey and were included in the compensation peer review. The Compensation Committee considers competitive ranges among our Proxy Peers and the broader industry groups and does not use the data to target specific percentiles within these groups.
The Compensation Committee believes the combination of these perspectives and points of reference offers an appropriate basis for assessing the competitiveness of the compensation for our NEOs.
INDEPENDENCE OF COMPENSATION ADVISER
Since 2011, the Compensation Committee has retained Meridian as its compensation consultant. Meridian is an independent compensation consulting firm and does not provide any services to us outside of matters pertaining to executive officer and director compensation and related governance matters. Meridian reports directly to the Compensation Committee, which is solely responsible for determining the scope of services performed by Meridian and the directions given to Meridian regarding the performance of such services. Meridian attends Compensation Committee meetings as requested by the Compensation Committee.
The Compensation Committee determined that the services provided by Meridian to the Compensation Committee during 2024 did not give rise to any conflicts of interest. The Compensation Committee made this determination by assessing the independence of Meridian under the six independence factors adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. Further, in making this assessment, the Compensation Committee considered Meridian’s written correspondence to the Compensation Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Compensation Committee on executive and director compensation matters.

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HUNTSMAN CORPORATION: PROXY STATEMENT

COMPENSATION POLICIES AND PRACTICES
STOCK OWNERSHIP GUIDELINES
The Board has adopted Director and Executive Stock Ownership Guidelines (the “Guidelines”) to more closely align the interests of our directors and executives with those of our long-term stockholders through all industry cycles and market conditions. The Guidelines require directors and executive officers to achieve and maintain ownership of our stock equal to six times base salary for the CEO, three times base salary for all other executive officers and three times the annual cash retainer for directors. The stock ownership requirement is based on the participant’s base salary or annual retainer (as applicable) and the closing stock price on July 15 of each calendar year.
During any year in which a director or executive does not meet the applicable ownership target, the director or executive is required to retain at least 50% of net shares delivered through the Company’s stock incentive plans (“net shares” means the shares remaining after deducting shares sold or shares netted for the payment of taxes and, in the case of stock options, after deducting shares for payment of the exercise price of stock options). Shares acquired by a participant prior to becoming subject to the Guidelines are not subject to the retention restriction. There are exceptions to the retention requirement for estate planning, gifts to charity, education and a participant’s primary residence. In addition, hardship exemptions may be made in rare instances. A copy of the Guidelines is available on our website at www.huntsman.com.
As of July 15, 2024, all of our directors and NEOs have either met these guidelines or are progressing toward meeting the guidelines within a reasonable period of time. The following table provides the minimum stock ownership level for each NEO, and the percentage of the ownership guideline achieved by the executive officer as of July 15, 2024:
Executive Officer	Ownership	Share Ownership Target	% of Guideline Achieved
Peter R. Huntsman	6x	342,400	>100%

Philip M. Lister	3x	94,200	>100%

Anthony P. Hankins	3x	145,500	>100%

David M. Stryker	3x	88,800	>100%

R. Wade Rogers	3x	72,800	>100%

CLAWBACK POLICY
In 2023, we adopted the amended and restated Huntsman Corporation Clawback Policy, effective as of October 26, 2023 (the “Clawback Policy”), for compliance with the NYSE listing standards and Section 10D of the Exchange Act. The Clawback Policy applies to current or former Section 16 officers and only in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws; misconduct on the part of the executive is not required. Under the Clawback Policy, we are required to recover incentive-based compensation (as that term is defined in Section 10D of the Exchange Act) erroneously received within the three fiscal years preceding the date restatement is determined to be required, subject to certain limited exceptions.
OPTION AWARDS
In response to Item 402(x)(1) of Regulation S-K, the Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.
INSIDER TRADING POLICY; POLICIES ON HEDGING AND PLEDGING
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by directors, officers, and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the standards of the NYSE. It also is our Company’s policy to abide by applicable federal securities regulations and NYSE listing standards when engaging in any corporate repurchase or sale of Company securities.

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HUNTSMAN CORPORATION: PROXY STATEMENT

Our Insider Trading Policy prohibits all transactions designed to hedge or offset decreases in the market value of our equity securities and engaging in short-term speculative transactions in our securities. The policy also prohibits short sales or transactions in options (such as puts and calls) or any other derivative securities on a securities exchange, in any other organized market or in a private transaction. As of the date of this Proxy Statement, none of our directors or executive officers has engaged in any hedging transactions.
While we do not prohibit pledging shares, persons subject to our Insider Trading Policy are required to exercise caution when holding securities in a margin account where such securities could be pledged as collateral. A copy of the Insider Trading Policy was included as an exhibit in our 2024 Form 10-K.
COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT
The Compensation Committee believes that our compensation programs are appropriately designed to provide a level of incentives that does not encourage our executive officers and employees to take unnecessary risks in managing their respective business divisions or functions and in carrying out their employment responsibilities. Specifically:
•
a substantial portion of our executive officers’ compensation is performance-based, consistent with our approach to executive compensation;

•
our annual cash performance award program is designed to reward annual financial and/or strategic performance in areas considered critical to our short- and long-term success and features a cap on the maximum amount that can be earned in any single year;

•
we measure performance in many areas other than Company profit, such as environmental, health and safety goals, cost saving initiatives and corporate compliance, to determine an executive’s annual cash performance award;

•
our long-term equity incentive awards are intended to be aligned with long-term stockholder interests through their link to our stock price, TSR and multi-year ratable vesting schedules;

•
our executive stock ownership guidelines are intended to provide a long-term focus by requiring our executives to personally hold significant levels of our stock; and

•
we maintain the Clawback Policy, which is intended to discourage risk-taking that focuses excessively on short-term financial performance.

The Compensation Committee believes that the various elements of our executive compensation program sufficiently incentivize our executives to act based on the sustained long-term growth and performance of our Company.
ACCOUNTING AND TAX TREATMENT OF THE ELEMENTS OF COMPENSATION
The financial reporting and income tax consequences to us of individual compensation elements are important considerations for the Compensation Committee, which takes into account, among other considerations, Internal Revenue Code Section 162(m) limitations on the deductibility of compensation in excess of $1 million paid to certain covered individuals, including each of our NEOs, in any calendar year.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed Huntsman Corporation’s Compensation Discussion and Analysis for the fiscal year ended December 31, 2024 as set forth above with Huntsman management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE,
Sonia Dulá, Chair
Curtis E. Espeland
José Muñoz

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HUNTSMAN CORPORATION: PROXY STATEMENT

PART 5
EXECUTIVE COMPENSATION

2024 SUMMARY COMPENSATION TABLE
The following table details compensation earned in the years ended December 31, 2024, 2023 and 2022 by our NEOs. Our compensation policies are discussed in “Compensation Discussion and Analysis” above.
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value & Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
Peter R. Huntsman Chairman, President and Chief Executive Officer	2024	$1,300,000	—	$11,398,545	—	—	$1,646,469	$221,103	$14,566,117
	2023	$1,400,000	—	$12,268,520	—	$250,000	$3,322,662	$390,645	$17,631,827
	2022	$1,700,000	—	$9,950,759	—	$2,871,576	—	$508,394	$15,030,729

Philip M. Lister Executive Vice President and Chief Financial Officer	2024	$698,750	—	$2,018,973	—	—	$153,552	$122,365	$2,993,640
	2023	$637,500	—	$1,862,609	—	$216,645	$234,602	$142,021	$3,093,377
	2022	$575,000	—	$1,558,573	—	$579,141	—	$143,319	$2,856,033
Anthony P. Hankins(6) Division President, Polyurethanes and CEO—Asia Pacific	2024	$1,097,040	—	$2,307,393	—	—	—	$420,991	$3,825,424
	2023	$1,063,566	—	$2,483,508	—	$250,000	—	$522,962	$4,320,036
	2022	$1,028,024	—	$2,397,813	—	$999,564	—	$549,905	$4,975,306

David M. Stryker Executive Vice President, General Counsel & Secretary	2024	$669,738	—	$1,615,176	—	—	$252,546	$32,823	$2,570,283
	2023	$643,976	—	$1,738,460	—	$218,312	$456,745	$30,932	$3,088,425
	2022	$606,454	$1,000,00	$1,678,479	—	$589,664	—	$20,700	$3,895,297

R. Wade Rogers Senior Vice President, Global Human Resources and Chief Compliance Officer	2024	$548,571	—	$1,214,836	—	—	$303,804	$84,844	$2,152,055
	2023	$531,821	—	$1,307,569	—	$156,464	$395,253	$95,904	$2,487,011
	2022	$514,012	—	$1,262,377	—	$437,309	—	$110,514	$2,324,212

(1)
This column reflects the aggregate grant date fair value of awards of restricted stock and performance share units for each NEO computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. For purposes of restricted stock awards, fair value is calculated using the closing price of our stock on the date of grant. For purposes of performance share unit awards, the amount shown reflects the full grant date fair value based on a Monte Carlo valuation and computed in accordance with FASB ASC Topic 718 based on probable achievement of the market conditions, which is consistent with the estimate of aggregate compensation to be recognized over the service period, excluding the effect of estimated forfeiture. The value of the award at the grant date assuming that the highest level of performance conditions will be achieved is $18,616,383, $3,297,432, $3,768,472, $2,637,915, and $1,984,110 for Messrs. Huntsman, Lister, Hankins, Stryker, and Rogers, respectively. The value of the performance share unit awards were previously reflected based on the stock price on the grant date; prior years have been recast to reflect the Monte Carlo valuation.

For information on the valuation assumptions regarding stock awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended December 31, 2024, 2023, or 2022, respectively, as filed with the SEC. These amounts reflect the fair value of the reported awards on the date of grant and may not correspond to the actual value that will be recognized by the NEOs.
(2)
This column reflects the aggregate grant date fair value of stock options for each NEO computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures. The fair value of each stock option award is determined on the date of the grant using the Black-Scholes valuation model. For information on the valuation assumptions regarding option awards, refer to the notes to our financial statements in our annual report on Form 10-K for the applicable year ended December 31, 2024, 2023, or 2022, respectively, as filed with the SEC.

(3)
This column reflects the annual cash performance awards that were earned for the years included. Amounts earned for a given year are paid during the first quarter of the following year. These awards are discussed in further detail under “Compensation Discussion and Analysis—2024 Executive Compensation Decisions—2024 Annual Cash Performance Award.”

(4)
This column reflects the aggregate amount of any change in pension value for the years included for each of the NEOs, to the extent any such aggregate change is positive. See “—Pension Benefits in 2024” for additional information regarding the 2024 amounts, including the present value assumptions used in this calculation. None of the NEOs had above market or preferential earnings on nonqualified deferred compensation during 2024. See “—Nonqualified Deferred Compensation in 2024” for additional information.

(5)
The methodology used to compute the cost of perquisites and other personal benefits for each individual NEO is based on the cost to our Company calculated in accordance with SEC rules. The table below details the components reported in the “All Other Compensation” column of the Summary Compensation Table for 2024.

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Amounts in the table were either paid directly by us or were reimbursed by us to the NEOs. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” below for additional information about these amounts.
	Peter R. Huntsman(a)	Philip M. Lister(b)	Anthony P. Hankins(c)	David M. Stryker(d)	R. Wade Rogers(e)
Personal Use of Auto	$6,357	$20,468	$35,278	$9,602	$18,801

Use of Company Aircraft(f)(g)	$96,785	$8,984	$—	—	—

Foreign Assignment Costs & Allowances	—	—	$150,775	—	—

Foreign Assignment Tax Gross-Up	—	—	$97,823	—	—

Company Contributions

401(k) Plan Match	$13,800	$13,800	$13,800	$13,800	$13,800

401(k) Plan Non-discretionary Contribution	$20,700	$20,700	$20,700	—	$20,700

Supplemental Savings Plan Match	$9,200	$22,816	$40,082	$9,200	$9,200

Supplemental Savings Plan Non-discretionary Contribution	$72,300	$34,224	$60,122	—	$21,602

Supplemental Savings Plan Tax Gross-Up	$1,961	$1,373	$2,411	$221	$741

Total	$221,103	$122,365	$420,991	$32,823	$84,844

(a)
Mr. Huntsman used 23.7 flight hours in 2024. Contributions to the Supplemental Savings Plan on Mr. Huntsman’s behalf are included in our Nonqualified Deferred Compensation Table below. In 2024, we incurred $1,961 to gross up Medicare taxes associated with our contributions to the Supplemental Savings Plan.

(b)
Mr. Lister used 2.2 flight hours in 2024. Contributions to the Supplemental Savings Plan on Mr. Lister’s behalf are included in our Nonqualified Deferred Compensation Table below. In 2024, we incurred $1,373 to gross-up Medicare taxes associated with our contributions to the Supplemental Savings Plan.

(c)
As a citizen of the U.K. with residence in the U.S., we incurred foreign assignment costs on Mr. Hankins’ behalf during 2024 that included $63,156 in housing allowances and costs and $87,619 for perquisites, including foreign assignment and car allowances. In addition, we incurred $97,823 in tax gross ups and equalization associated with Mr. Hankins’ foreign assignment. Contributions to the Supplemental Savings Plan on Mr. Hankins’ behalf are included in our Nonqualified Deferred Compensation Table below. In 2024, we incurred $2,411 to gross-up Medicare taxes associated with our contributions to the Supplemental Savings Plan.

(d)
Contributions to the Supplemental Savings Plan on Mr. Stryker’s behalf are included in our Nonqualified Deferred Compensation Table below. In 2024, we incurred $221 to gross-up Medicare taxes associated with our contributions to the Supplemental Savings Plan.

(e)
Contributions to the Supplemental Savings Plan on Mr. Rogers’ behalf are included in our Nonqualified Deferred Compensation Table below. In 2024, we incurred $741 to gross-up Medicare taxes associated with our contributions to the Supplemental Savings Plan.

(f)
From time to time, our executive officers may use our Company aircraft for commuting and other related purposes. We generally consider costs related to commuting use of our Company aircraft to be necessary business expenses for reasons of security, personal safety, and efficiency. However, SEC rules require that we include in the “Summary Compensation Table” the incremental cost to us of certain flights or portions of certain flights as a perquisite. Therefore, the amounts shown for Mr. Huntsman and Mr. Lister for use of our Company aircraft primarily reflect the aggregate incremental cost to our Company for: (i) elements of business or business-related flights and (ii) all personal flights taken for non-commuting, non-business purposes. All use of our Company aircraft by our NEOs in 2024 was consistent with our Aircraft Use Policy. See “—Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table—Aircraft Use Policy” for additional information.

(g)
The incremental cost to us of personal use of our Company aircraft includes costs related to fuel, maintenance, repairs, navigation, aircraft supplies, crew travel, catering, etc. Because our aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as the salaries and benefits of pilots and crew, amortization cost of aircraft, and depreciation. The reported amounts are determined based on the number of flight hours used by our NEOs. The hourly rate of incremental cost is calculated quarterly and may result in variances from quarter to quarter.

(6)
For reporting purposes, the 2024 pension value for Mr. Hankins has been converted using an exchange rate of 1 GBP to 1.268231 USD, which was the balance sheet exchange rate as of February 28, 2024 (which is the internal date used to estimate pro forma elements of compensation). Values for 2022 and 2023 were calculated based on exchange rates applicable in those years and have not been recast to conform to the 2024 GBP exchange rate.

52	HUNTSMAN 2025 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS
The following table provides information about annual cash performance awards granted through our annual cash performance award program and long-term equity incentive awards granted through the 2016 Stock Incentive Plan to the NEOs in 2024.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards(5)	Grant Date Fair Value of Stock and Option Awards(6)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/Sh)	($)
Peter R. Huntsman	02/15/24	—	$1,820,000	$4,550,000	—	—	—	—	—	—	—

	02/15/24	—	—	—	61,930	247,723	619,308	—	—	—	$7,446,553

	02/15/24	—	—	—	—	—	—	165,148	—	—	$3,951,992

Philip M. Lister	02/15/24	—	$572,000	$1,430,000	—	—	—	—	—	—	—

	02/15/24	—	—	—	10,969	43,878	109,695	—	—	—	$1,318,973

	02/15/24	—	—	—	—	—	—	29,252	—	—	$700,000

Anthony P. Hankins	02/15/24	—	$884,070	$2,210,174	—	—	—	—	—	—	—

	02/15/24	—	—	—	12,536	50,146	125,365	—	—	—	$1,507,389

	02/15/24	—	—	—	—	—	—	33,431	—	—	$800,004

David M. Stryker	02/15/24	—	$539,720	$1,349,300	—	—	—	—	—	—	—

	02/15/24	—	—	—	8,775	35,102	87,755	—	—	—	$1,055,166

	02/15/24	—	—	—	—	—	—	23,402	—	—	$560,010

R. Wade Rogers	02/15/24	—	$386,817	$967,041	—	—	—	—	—	—	—

	02/15/24	—	—	—	6,600	26,402	66,005	—	—	—	$793,644

	02/15/24	—	—	—	—	—	—	17,601	—	—	$421,192

(1)
These columns show annual cash performance awards granted under our annual cash performance award program to the NEOs in 2024. See the chart and accompanying narrative disclosure in “Compensation Discussion and Analysis—2024 Executive Compensation Decisions—2024 Annual Cash Performance Award” for additional information with respect to these amounts. The amounts reported in the table represent the target and maximum cash performance award guidelines established by the Compensation Committee but do not reflect the maximum annual dollar denominated incentive award amount that could be paid under the annual pool program to our executive officers (including our NEOs), which in 2024 may not exceed 2% of corporate adjusted EBITDA. The amounts actually earned by each of the NEOs pursuant to our annual cash performance award program for 2024 are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)
These columns show performance share units granted under the 2016 Stock Incentive Plan to the NEOs in 2024 that vest on December 31, 2026, subject to the achievement of relative TSR performance metrics. Amounts reported in the (i) “Threshold” column reflect the threshold number of performance share units (25% of target) that may be earned for a minimum level of performance, (ii) “Target” column reflects the target number of performance share units, or 100%, that may be earned and (iii) “Maximum” column reflect the maximum number of performance share units that may be earned (250% of target), in each case, based on relative TSR achievement against applicable performance metrics. If performance is below the threshold, no performance share units are earned. See “Compensation Discussion and Analysis—2024 Executive Compensation Decisions—Long-Term Equity Compensation” for additional information with respect to these awards.

See “Compensation Discussion and Analysis—2024 Executive Compensation Decisions—Long-Term Equity Compensation” for additional information with respect to these awards.
(3)
This column shows the number of restricted shares granted under the 2016 Stock Incentive Plan to the NEOs in 2024. The restricted shares vest ratably in three equal annual installments beginning on the first anniversary of the grant date. During the restriction period, each restricted share entitles the individual to vote such share, and each restricted share entitles the individual to accrue quarterly payments by us equal to the quarterly dividend on one share of our common stock. However, dividends and distributions made on restricted shares are held by us without interest until the restricted shares with respect to which the dividend or distribution was made become vested.

(4)
This column shows the number of nonqualified options granted under the 2016 Stock Incentive Plan to the NEOs in 2024. The option awards become exercisable and vest ratably in three equal annual installments beginning on the first anniversary of the grant date.

(5)
The exercise price of the nonqualified options disclosed in this column is equal to the closing price of our common stock on the New York Stock Exchange on the date of grant.

(6)
This column shows the full grant date fair value of the awards computed in accordance with FASB ASC Topic 718. With respect to the performance share units, the amount shown reflects the full grant date fair value computed in accordance with FASB ASC Topic 718 based on probable achievement of the market conditions, which is consistent with the estimate of aggregate compensation to be recognized over the service period, excluding the effect of estimated forfeitures.

53	HUNTSMAN 2025 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
Information regarding the elements of our executive compensation program for 2024 is provided above under “Compensation Discussion and Analysis.” The following is a discussion of what we consider to be material factors necessary to obtain an understanding of information disclosed under “2024 Summary Compensation Table” and “Grants of Plan-Based Awards in 2024” that is not otherwise discussed in the Compensation Discussion and Analysis.
Aircraft Use Policy.   We have an Aircraft Use Policy to carefully manage use of our aviation assets in a manner that best meets the goals of improving senior management’s effectiveness and availability. Under this policy, members of the Board, executive management, and key employees that are approved by our CEO may, from time to time, utilize our Company aircraft for business and personal use. Priority for the use of the Company aircraft is chosen on the basis of the business purpose containing the greatest benefit for our Company and is determined by our CEO or his designee. The aggregate incremental costs for certain use by our NEOs of our Company aircraft are reported in the “All Other Compensation” column of the Summary Compensation Table.
To mitigate security concerns and to maximize time available to spend on Company business, our CEO should endeavor to use the Company aircraft for business, as well as personal travel. For 2024, the Compensation Committee permitted our CEO to have unlimited personal use of Company aircraft without cost. We do not make gross-up payments for out-of-pocket tax obligations resulting from any personal use of our Company aircraft.
Company Car.   We provide executive officers with leased vehicles for business use, which executives may also use for personal transportation. Executive officers are responsible for the taxes on imputed income associated with the personal use of these vehicles.
Foreign Assignment.   In accordance with our practice with respect to employees on assignment in a foreign country, Mr. Hankins entered into a letter agreement, effective as of October 26, 2000, with our subsidiary Huntsman Polyurethanes Americas, now known as Huntsman International LLC, detailing the terms of his secondment from Huntsman Polyurethanes (UK) Ltd. The primary purpose of this letter agreement is to provide Mr. Hankins with details regarding repatriation to his home country following the completion of his foreign assignment. This letter agreement also defines the initial elements of Mr. Hankins’ compensation package, including base salary and an annual cash performance award, and provides for customary expatriation arrangements, including an international location allowance expressed as a percentage of annual salary, as well as sports and social club membership fees and an education allowance.
Family Travel.   Travel costs for family members of employees or consultants are reimbursable by our Company under limited circumstances. Employees and consultants are generally responsible for any taxable income associated with this reimbursement.

54	HUNTSMAN 2025 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END
The following table provides information on the outstanding stock options, restricted stock awards and performance share units held by the NEOs as of December 31, 2024. The market value of the restricted stock and performance share unit awards is based on the closing market price of our stock on December 31, 2024, which was $18.03.
		Option Awards
		Number of Securities Underlying Unexercised Options(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(5) ($)
Name	Date of Award	Exercisable (#)	Unexercisable (#)
Peter R. Huntsman	02/15/24	—	—	—	—	165,148	2,977,618	247,723	4,466,446

	02/16/23	—	—	—	—	85,403	1,539,816	192,156	3,464,573

	02/17/22	—	—	—	—	20,225	364,657	—	—

	02/13/20	183,797	—	21.54	02/13/30	—	—	—	—

	02/06/19	262,945	—	22.66	02/06/29	—	—	—	—

	02/07/18	138,492	—	32.77	02/07/28	—	—	—	—

	02/01/17	230,270	—	21.01	02/01/27	—	—	—	—

	02/03/16	241,496	—	8.86	02/03/26	—	—	—	—

	02/04/15	239,645	—	22.77	02/04/25	—	—	—	—

Philip M. Lister	02/15/24	—	—	—	—	29,252	527,414	43,878	791,120

	02/16/23	—	—	—	—	12,996	233,777	29,173	525,989

	02/17/22	—	—	—	—	3,168	57,119	—	—

	02/17/21	12,631	—	28.58	02/17/31	—	—	—	—

	02/07/18	6,502	—	32.77	02/07/28	—	—	—	—

Anthony P. Hankins	02/15/24	—	—	—	—	33,431	602,761	50,146	904,132

	02/16/23	—	—	—	—	17,288	311,703	38,898	701,331

	02/17/22	—	—	—	—	4,874	87,878	—	—

	02/13/20	42,322	—	21.54	02/13/30	—	—	—	—

	02/06/19	48,544	—	22.66	02/06/29	—	—	—	—

	02/07/18	19,506	—	32.77	02/07/28	—	—	—	—

	02/01/17	29,189	—	21.01	02/01/27	—	—	—	—

	02/04/15	22,189	—	22.77	02/04/25	—	—	—	—

David M. Stryker	02/15/24	—	—	—	—	23,402	421,938	35,102	632,889

	02/16/23	—	—	—	—	12,102	218,199	27,229	490,939

	02/17/22	—	—	—	—	3,412	61,518	—	—

	02/07/18	19,506	—	32.77	02/07/28	—	—	—	—

R. Wade Rogers	02/15/24	—	—	—	—	17,601	317,346	26,402	476,028

	02/16/23	—	—	—	—	9,102	164,109	20,480	369,254

	02/17/22	—	—	—	—	2,566	46,265	—	—

	02/13/20	24,184	—	21.54	02/13/30	—	—	—	—

	02/06/19	24,272	—	22.66	02/06/29	—	—	—	—

	02/07/18	10,241	—	32.77	02/07/28	—	—	—	—

	02/01/17	16,216	—	21.01	02/01/27	—	—	—	—

(1)
Option awards vest and become exercisable ratably in three equal annual installments on the first three anniversaries of each respective grant date. As of December 31, 2024, outstanding option awards are 100% vested.

(2)
Restricted stock awards vest and lapse their associated restrictions ratably in three equal annual installments on the first three anniversaries of each respective grant date. Restricted stock awards have generally been granted on the same day as option awards and vest on the same schedule as footnoted for option awards above. As of December 31, 2024, the restricted stock awards granted on February 17, 2022, vested as to 33 1∕3% on February 17, 2023, vested as to 66 2∕3% on February 17, 2024, and will vest as to 100% on February 17, 2025. The outstanding restricted stock awards granted on February 16, 2023, vested as to 33 1∕3% on February 16, 2024, and will vest as to 66 2∕3% on February 16, 2025, and as to 100% on February 16, 2026. The outstanding restricted stock awards granted on February 15, 2024, will vest as to 33 1∕3% on February 15, 2025, and will vest as to 66 2∕3% on February 15, 2026 and as to 100% on February 15, 2027.

(3)
The market value of unvested restricted stock is calculated by multiplying $18.03 the closing market price of our stock on December 31, 2024, by the number of unvested restricted shares as of December 31, 2024, for each restricted stock grant listed above.

55	HUNTSMAN 2025 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

(4)
The performance share units granted on February 16, 2023 have a performance period of three years ending on December 31, 2025, subject to the achievement of relative TSR performance metrics. Amounts in this table with respect to the 2023 three-year grant reflect an estimated payout of a number of shares based on the target level of achievement with respect to the applicable performance metrics. Additionally, the performance share units granted on February 15, 2024 have a performance period of three years ending on December 31, 2026, also subject to the achievement of relative TSR performance metrics. Amounts in this table with respect to the 2024 grant reflect an estimated payout of a number of shares based on the target level of achievement with respect to the applicable performance metrics.

(5)
The market value of unvested performance share units reported in this column is calculated by multiplying $18.03, the closing market price of our stock on December 31, 2024, by the number of unvested performance share units as of December 31, 2024, based on the level of achievement with respect to the applicable performance metrics.

OPTION EXERCISES AND STOCK VESTED
The following table presents information regarding the exercise of nonqualified stock options and vesting of restricted stock awards and performance share units during 2024 for each NEO.
	Option Awards(1)		Stock Awards(2)(3)
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Vested (#)	Value Realized on Vesting ($)
Peter R. Huntsman	368,640	$807,322	156,225	$3,515,850

Philip M. Lister	6,305	$977	22,475	$494,240

Anthony P. Hankins	—	$—	36,422	$817,336

David M. Stryker	—	$—	25,313	$567,701

R. Wade Rogers	—	—	19,176	$430,326

(1)
The following tabular disclosure provides information regarding the value realized on option exercises.

					Options Exercised
Name	Grant Date	Exercise Date	Price on Grant Date	Price on Exercise Date	(#)	Value Realized ($)	Net Shares Issued (#)	Market Value of Net Shares ($)
Peter Huntsman	02/05/14	1/22/2024	$21.22	$23.41	368,640	$807,322	25,719	$463,714

Philip M. Lister	02/01/17	8/21/2024	$21.01	$21.17	6,305	$977	6,305	$113,679

56	HUNTSMAN 2025 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

(2)
The following tabular disclosure provides information regarding the market value of the underlying shares of restricted stock on the vesting date and the number of shares that were withheld in connection with each transaction to satisfy tax obligations.

Name	Grant Date	Vest Date	Closing Price on Vest Date	(#)	Restricted Stock Vested Value Realized	Shares Withheld for Tax Obligation		Net Shares Issued
						(#)	Value Paid	(#)	Market Value
Peter R. Huntsman	02/16/2023	02/16/2024	$24.41	42,701	$1,042,331	16,803	$410,161	25,898	$466,941

	01/17/2022	02/16/2024	$24.41	20,224	$493,668	7,959	$194,279	12,265	$221,138

	02/17/2021	02/16/2024	$24.41	46,653	$1,138,800	18,358	$448,119	28,295	$510,159

				109,578	$2,674,799	43,120	$1,052,559	66,458	$1,198,238

Philip M. Lister	02/16/2023	02/16/2024	$24.41	6,483	$158,250	1,579	$38,543	4,904	$88,419

	02/17/2022	02/16/2024	$24.41	3,168	$77,331	772	$18,845	2,396	$43,200

	07/01/2021	07/02/2024	$22.38	3,827	$85,648	932	$20,858	2,895	$52,197

	02/17/2021	02/16/2024	$24.41	1,691	$41,277	412	$10,057	1,279	$23,060

				15,169	$362,506	3,695	$88,303	11,474	$206,876

Anthony P. Hankins	02/16/2023	02/16/2024	$24.41	8,644	$211,000	3,008	$73,425	5,636	$101,617

	02/17/2022	02/16/2024	$24.41	4,873	$118,950	1,918	$46,818	2,955	$53,279

	02/17/2021	02/16/2024	$24.41	11,664	$284,718	4,590	$112,042	7,074	$127,544

				25,181	$614,668	9,516	$232,285	15,665	$282,440

David M. Stryker	02/16/2023	02/16/2024	$24.41	6,050	$147,681	1,474	$35,980	4,576	$82,505

	02/17/2022	02/16/2024	$24.41	3,411	$83,263	1,343	$32,783	2,068	$37,286

	02/17/2021	02/16/2024	$24.41	7,984	$194,889	1,945	$47,477	6,039	$108,883

				17,445	$425,833	4,762	$116,240	12,683	$228,674

R. Wade Rogers	02/16/2023	02/16/2024	$24.41	4,551	$111,090	1,109	$27,071	3,442	$62,059

	02/17/2022	02/16/2024	$24.41	2,566	$62,636	625	$15,256	1,941	$34,996

	02/17/2022	02/16/2024	$24.41	6,141	$149,902	1,496	$36,517	4,645	$83,749

				13,258	$323,628	3,230	$78,844	10,028	$180,804

(3)
For the performance period ended December 31, 2024, the following tabular disclosure provides information regarding the market value of the underlying shares of performance share units on the vesting or certification date and the number of shares that were withheld in connection with each transaction to satisfy tax obligations. As certified by the Compensation Committee on February 13, 2025, our relative TSR result of (34.1)% ranked Huntsman in the 36th percentile of our performance peers resulting in a final payout of 65.9% of target.

				Performance Share Units Vested		Shares Withheld for Tax Obligation		Net Shares Issued
Name	Grant Date	Vest Date	Closing Price on Vest Date	(#)	Value Realized	(#)	Value Paid	(#)	Market Value
Peter R. Huntsman	02/17/22	12/31/24	$18.03	46,647	$841,051	11,388	$205,326	35,259	$635,720

Philip M. Lister	02/17/22	12/31/24	$18.03	7,306	$131,733	2,039	$36,763	5,267	$94,964

Anthony P. Hankins	02/17/22	12/31/24	$18.03	11,241	$202,667	2,949	$53,170	8,292	$149,505

David M. Stryker	02/17/22	12/31/24	$18.03	7,868	$141,868	2,187	$39,432	5,681	$102,428

R. Wade Rogers	02/17/22	12/31/24	$18.03	5,918	$106,698	1,755	$31,643	4,163	$75,059

57	HUNTSMAN 2025 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

PENSION BENEFITS
The table below sets forth information on the pension benefits for the NEOs under our pension plans, each of which is more fully described in the narrative following the table. The amounts reported in the table below equal the present value of the accumulated benefit on December 31, 2024 for the NEO under each plan based upon the assumptions described below.
Name(1)	Plan Name	Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
		(#)	($)	($)
Peter R. Huntsman	Huntsman Defined Benefit Pension Plan	41.507	$3,653,343	—

	Supplemental Executive Retirement Plan	41.507	$18,870,177	—

Philip M. Lister(3)	Huntsman Defined Benefit Pension Plan	29.336	$596,464	—

	Supplemental Executive Retirement Plan	16.667	$346,062	—

	Huntsman Pension Scheme (U.K.)	14.681	$445,333	—

Anthony P. Hankins(4)	Huntsman Pension Scheme (U.K.)	34.583	$12,128,996	—

David M. Stryker(5)	Huntsman Defined Benefit Pension Plan	11.500	$643,316	—

	Supplemental Executive Retirement Plan	21.500	$2,157,109	—

R. Wade Rogers	Huntsman Defined Benefit Pension Plan	35.917	$1,603,367	—

	Supplemental Executive Retirement Plan	30.667	$875,195	—

(1)
The number of years of service credited to the NEO is determined using the same pension plan measurement date used for financial statement reporting purposes. These assumptions are discussed in “Note 18. Employee Benefit Plans” to our consolidated financial statements included in our 2024 Form 10-K.

(2)
The actuarial present value of the accumulated benefits is determined using the same pension plan measurement date and assumptions as used for financial reporting purposes. These assumptions are discussed in “Note 18. Employee Benefit Plans” to our consolidated financial statements included in our 2024 Form 10-K. For purposes of performing these calculations, a normal retirement (earliest unreduced) age of 65 was utilized for Messrs. Huntsman, Lister, and Rogers. Mr. Hankins and Stryker have passed their normal retirement ages of 62 and 65, respectively; therefore, ages 65 (Hankins) and 66.2 (Stryker) were used to calculate their accrued benefits. All accrued benefits are assumed payable at the plan’s earliest unreduced retirement age. Benefit values reported in this table have been projected out to assume payment at the normal retirement age then have been discounted back to a present value as of December 31, 2024.

(3)
Mr. Lister’s deferred benefit from the Huntsman Pension Scheme (U.K.) is based on his employment with us while he was in the United Kingdom between August 29, 1995 and April 30, 2008. His U.K. benefit stopped accruing when his participation in the US-based plans began upon his localization in the United States on May 1, 2008.

(4)
As of December 31, 2024, Mr. Hankins had served 44.4 years with our Company. The Huntsman Pension Scheme (U.K.) was frozen to new participants and years of credited service ceased to accrue as of February 29, 2012. Benefits for Mr. Hankins under this plan will only increase based on changes in salary and late retirement factors to recognize that Mr. Hankins has passed the Normal Retirement Age for the Scheme.

(5)
We credited Mr. Stryker with 10 years of service under the Supplemental Executive Retirement Plan when he was hired in June 2013.

In the U.S., we sponsor the Huntsman Defined Benefit Pension Plan (the “Huntsman Pension Plan”), a tax-qualified defined benefit pension plan. Effective July 1, 2004, the formula used to calculate future benefits under the Huntsman Pension Plan was changed to a cash balance formula. The benefits accrued under the plan as of June 30, 2004 were used to calculate opening cash balance accounts. Of our NEOs, Messrs. Huntsman, Lister, Stryker, and Rogers were participants in the Huntsman Pension Plan in 2024. The Huntsman Pension Plan was closed to new participants effective July 1, 2014.
The Huntsman Supplemental Executive Retirement Plan (the “Supplemental Executive Retirement Plan”) is a non-qualified supplemental pension plan that provides benefits for designated executive officers based on certain compensation amounts not included in the calculation of benefits payable under the Huntsman Pension Plan. Of our NEOs, Messrs. Huntsman, Lister, Stryker, and Rogers were participants in the Supplemental Executive Retirement Plan in 2024. The compensation taken into account for these NEOs under the Supplemental Executive Retirement Plan includes amounts in excess of the qualified plan limitations. The Supplemental Executive Retirement Plan benefit is calculated as the difference between (1) the benefit determined using the Huntsman Pension Plan formula with unlimited base salary plus annual cash performance awards, and (2) the benefit determined using base salary plus annual cash performance awards as limited by federal regulations.
Both plans express benefits as a hypothetical cash balance account established in each participant’s name, and a participant’s account receives two forms of credits: “pay credits” and “interest credits.” Pay credits equal a percentage of a participant’s compensation and are credited to a participant’s account on an annual basis. “Compensation” for this purpose includes both salary and annual cash performance awards. “Compensation” under the Huntsman Pension Plan is subject to the compensation limit applicable to tax-qualified plans of $345,000 for 2024. The benefit that would be available under the Huntsman Pension Plan, but for this limitation, is provided under the Supplemental Executive Retirement Plan. The applicable pay credit percentage for our NEOs

58	HUNTSMAN 2025 PROXY

HUNTSMAN CORPORATION: PROXY STATEMENT

ranges between 9% and 12% depending on the participant’s combined age and years of service as of the start of each plan year. The 2024 pay credits for the Huntsman Pension Plan are $41,400 for Mr. Huntsman, $36,225 for Mr. Lister, $36,225 for Mr. Stryker, and $41,400 for Mr. Rogers. The 2024 pay credits for the Supplemental Executive Retirement Plan are $144,600, $51,336, $70,341, and $43,204 for Messrs. Huntsman, Lister, Stryker, and Rogers, respectively.
“Interest credits” for a plan year are based on the 30-year U.S. Treasury yield for November of the prior year. The minimum annual interest credit rate is 5.0%. The 2024 interest credits for the Huntsman Pension Plan are $171,997, $26,678, $28,811, and $74,379 for Messrs. Huntsman, Lister, Stryker, and Rogers, respectively. The 2024 interest credits for the Supplemental Executive Retirement Plan are $891,695, $14,034, $99,370, and $39,619 for Messrs. Huntsman, Lister, Stryker, and Rogers, respectively.
Pursuant to the terms of the Huntsman Pension Plan, at termination of employment for any reason after having completed at least three years of service, a participant will receive the amount then credited to the participant’s cash balance account in an actuarially equivalent joint and survivor annuity (if married) or single life annuity (if not married). Participants may also choose from other optional forms of benefit, including a lump-sum payment in the amount of the cash balance account. The Huntsman Pension Plan also includes a minimum benefit that guarantees that a participant’s benefit will not be less than the benefit accrued under the prior formula at transition (July 1, 2004) plus the benefit attributable to pay credits, with interest credits, beginning July 1, 2004. Under the prior plan provisions, the monthly basic benefit equaled one-twelfth of 1.4% of average earnings multiplied by pension service prior to January 1, 2000, plus 1.5% of average earnings multiplied by pension service after January 1, 2000, less 50% of the Social Security benefit prorated by pension service, payable as a life annuity to the participant. For participants taking an annuity, early retirement reductions apply if retirement occurs before normal retirement age (defined as age 65 with 5 years of service) and on or after the earlier of (i) both attaining age 50 and age plus vesting service equal to 80 or more, or (ii) age 55 with 10 years of vesting service. The effect of these reductions is to reduce the annuity amount paid by 5% per year for each year beginning at age 59 until age 50 where the amount paid would be 50%. For cash balance early retirement annuities, the plan offers subsidized benefits reduced 5% per year from the age 65 immediate, actuarially equivalent annuity plus a social security supplement temporary annuity of $25 times years of service (maximum of 30 years) payable until age 65. As of December 31, 2024, Messrs. Huntsman and Rogers are our only NEOs eligible for early retirement.
The Supplemental Executive Retirement Plan mirrors the benefits payable from the Huntsman Pension Plan. Vested benefits under the Supplemental Executive Retirement Plan are paid 30 days following a participant’s separation from service, unless the participant is a “specified employee” for purposes of Section 409A of the Internal Revenue Code (“Section 409A”), in which case payment will be delayed for six months. Vested benefits are paid in a single cash lump sum unless the participant elects: (1) a life annuity, (2) a life annuity with payments guaranteed for 120 months, or (3) a joint and survivor annuity providing survivor benefits equal to 50% or 100% (as elected by the participant) of the annuity payable to the participant. Benefits are unvested until the earlier to occur of: (1) completion of 3 years of service, (2) termination on account of death or “Disability” or on or after attainment of “Normal Retirement Age,” or (3) termination without “Reasonable Cause.” Each eligible NEO is fully vested in his benefit under the Supplemental Executive Retirement Plan.
“Disability” under the Huntsman Pension Plan generally provides that, for a disabled participant, service and benefit accruals continue for 24 months. After 24 months, disabled participants are deemed to be terminated participants. Disability is defined as total and permanent disability, as determined by the administrator of our long-term disability plan.
“Normal Retirement Age” generally is retirement eligibility upon age 65 with 5 years of service under the Huntsman Pension Plan and Supplemental Executive Retirement Plan.
“Reasonable Cause” generally means: (1) the grossly negligent, fraudulent, dishonest, or willful violation of any law /or the material violation of any of our significant policies that materially and adversely affects us, or (2) the failure of the participant to substantially perform the participant’s duties.
We also sponsor retirement benefit plans in connection with our operations in the U.K. Mr. Hankins participates in the Huntsman Pension Scheme for U.K. associates in the Polyurethanes division. The Huntsman Pension Scheme (U.K.) in which Mr. Hankins participates provides a target benefit of 2/3rd of final pensionable compensation.
Final pensionable compensation is notional base salary received during the 12 months prior to retirement. Normal retirement age for the Huntsman Pension Scheme (U.K.) is age 62. These benefits also include U.K. social security benefits. As of December 31, 2024, Mr. Hankins passed age 62 and is fully vested in these benefits. Late retirement benefits are calculated based on two-thirds of final pensionable compensation and actuarial factors based on the number of years after age 62. Currently, the late retirement factor is 130.9% at age 66. The Huntsman Pension Scheme (U.K.) was frozen to new participants as of February 29, 2012 and, after that date, benefits for current participants under the plan will only increase based on changes in salary.
In addition, Mr. Lister has a deferred benefit in the Huntsman Pension Scheme (U.K.) from his period of employment with us in the United Kingdom between August 29, 1995 and April 30, 2008. He localized to the United States within our Polyurethanes division on

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May 1, 2008. The deferred benefit is calculated upon the U.K. departure date and is based on Mr. Lister’s pensionable service and final pensionable salary on April 30, 2008. In line with the Huntsman Pension Scheme (U.K.) rules and statutory requirements, a deferred pension must be revalued through to the normal retirement age of 62. Calculated as part of the Huntsman Pension Scheme (U.K.) benefit, the plan recognizes an additional stop-gap pension payment between the normal retirement age of 62 and Mr. Lister’s State Pension Age of 67. As of December 31, 2024, Mr. Lister’s additional payment was calculated at $2,297 per year.
NONQUALIFIED DEFERRED COMPENSATION IN 2024
We provide executive officers based in the United States the opportunity to participate in two defined contribution savings plans: (1) a salary deferral plan (the “401(k) Plan”); and (2) a supplemental savings plan (the “Supplemental Savings Plan”). The 401(k) Plan is a tax-qualified broad-based employee savings plan; employee contributions up to 25% of base salary and annual cash performance awards are permitted up to dollar limits established annually by the Internal Revenue Service (“IRS”). The Supplemental Savings Plan is a nonqualified salary deferral plan and allows designated executive officers to defer up to 75% of eligible salary and up to 75% of annual cash performance awards. The Supplemental Savings Plan also provides benefits for participants in the form of company matching contributions based on certain compensation amounts not included in the calculation of benefits payable under the 401(k) Plan because of limits under federal law on compensation ($345,000 in 2024). As required by Section 409A, deferrals must be elected in the calendar year preceding the year in which the compensation deferred is earned. Messrs. Huntsman, Stryker and Rogers did not defer any earnings into the Supplemental Savings Plan in 2024.
Executive officers were previously offered the opportunity to participate in the supplemental executive money purchase pension (the “SEMPP”), a non-qualified plan that provided benefits not allowed under our money purchase pension plan (the “MPP”) due to IRS compensation and allocation limits. The MPP was a tax-qualified broad-based employee savings plan that was merged into our 401(k) Plan on October 15, 2014. Contributions under the SEMPP and the MPP ceased September 1, 2014; however, some of our NEOs still maintain a balance in the SEMPP, which is reflected in the table below.
The table below provides information on the nonqualified deferred compensation of the NEOs in 2024 under the Supplemental Savings Plan and the SEMPP. The NEOs cannot withdraw any amounts from their nonqualified deferred compensation balances for a period of six months following the date of their termination of employment or retirement. No withdrawals or distributions were made in 2024.
Name	Executive Contributions in Last FY(1)	Huntsman Contributions in Last FY(2)	Aggregate Earnings In Last FY(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4)
Peter R. Huntsman	—	$81,500(5)	$3,843,226	—	$21,787,325(6)

Philip M. Lister	$28,076	$57,040(7)	$162,529	—	$892,286(8)

Anthony P. Hankins	$79,262	$100,204(9)	$333,677	—	$6,141,179(10)

David M. Stryker	—	$9,200(11)	$118,654	—	$118,654(12)

R. Wade Rogers	—	$30,802(13)	$116,201	—	$1,222,795(14)

(1)
These contributions represent deferrals under the Supplemental Savings Plan and are included in the Salary column of the Summary Compensation Table for 2024 set forth above.

(2)
These amounts represent contributions to our Supplemental Savings Plan and are included in the “All Other Compensation” column of the Summary Compensation Table for 2024 set forth above.

(3)
No above market or preferential earnings are provided under our nonqualified defined contribution plans because the investment choices available under such plans are virtually identical to the investment choices available in the 401(k) Plan, which is a qualified plan. Consequently, none of the earnings reported in this table are included in the Summary Compensation Table set forth above.

(4)
Amounts reflected in this column for each NEO who participates in the plans were previously reported as compensation to the executive officer in the Summary Compensation Table as follows: Mr. Huntsman—$4,760,307, Mr. Lister—$331,499, Mr. Hankins—$2,015,529, Mr. Stryker—$77,000, and Mr. Rogers—$305,307.

(5)
This amount includes a matching contribution of $9,200 and a 6% nondiscretionary contribution of $72,300 to the Supplemental Savings Plan.

(6)
This amount includes $4,410,996 from our Supplemental Savings Plan and $17,376,330 from the SEMPP.

(7)
This amount includes a matching contribution of $22,816 and a 6% nondiscretionary contribution of $34,224 to the Supplemental Savings Plan.

(8)
This amount includes $813,155 from our Supplemental Savings Plan and $79,130 from the SEMPP.

(9)
This amount includes a matching contribution of $40,082 and a 6% nondiscretionary contribution of $60,122 to the Supplemental Savings Plan.

(10)
This amount includes $5,192,363 from our Supplemental Savings Plan and $948,816 from the SEMPP.

(11)
This amount includes a matching contribution of $9,200 to the Supplemental Savings Plan.

(12)
This amount is comprised of $118,654 from our Supplemental Savings Plan.

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(13)
This amount includes a matching contribution of $9,200 and a 6% nondiscretionary contribution of $21,602 to the Supplemental Savings Plan.

(14)
This amount includes $773,073 from our Supplemental Savings Plan and $449,722 from the SEMPP.

The Supplemental Savings Plan provides for payment of benefits to a participant upon the earlier to occur of a “Change of Control” or a termination of the participant’s service. Benefits paid upon a “Change of Control” are paid in a single lump sum payment. Benefits payable upon a separation from service can be made (at the election of the participant) in either a single lump sum payment or in substantially equal installments over a period selected by the participant that does not exceed 10 years. In addition, the participant may request distribution of all, or a portion of, the amounts credited to his account upon an “Unforeseeable Emergency.” Payments upon separation from service will be delayed six months in accordance with Section 409A in the event a participant is a “specified employee” for purposes of Section 409A. The Supplemental Savings Plan was amended on September 1, 2014 to increase the eligible match to 4% of pay. Additionally, for individuals who had been participants in the MPP or SEMPP plans, we provide a 6% non-discretionary contribution to the Supplemental Savings Plan. This non-discretionary contribution was implemented to offset the effect of discontinuation of all contributions to the MPP and SEMPP plans effective August 31, 2014. Mr. Stryker is not eligible to receive the 6% non-discretionary contribution because he is a participant in the Huntsman Defined Benefit Pension Plan.
The Supplemental Savings Plan defines a “Change of Control” as the occurrence of either of the following events:
•
Any person becomes the owner of 35% or more of our outstanding voting stock (other than certain persons affiliated with us).

•
The replacement of a majority of the Board over a two-year period except in cases where (1) such replacement is not approved by a vote of at least a majority of the incumbent Board or (2) the election or nomination of such replacement Board members is by certain of our affiliates.

In addition, any “Change of Control” must also constitute a change in control for purposes of Section 409A.
A participant will be deemed to have incurred an “Unforeseeable Emergency” if the participant suffers a severe financial hardship resulting from (1) an illness or accident with respect to the participant, the participant’s spouse or a dependent, (2) the loss of property due to casualty or (3) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the participant’s control determined by us to constitute an unforeseeable emergency for purposes of Section 409A.
The SEMPP was a nonqualified plan for senior executives that provided for benefits not allowed under the MPP due to IRS compensation and allocation limits. Employees are vested in this account upon meeting 10 years of service, upon attaining normal retirement age, death or disability, or upon termination of employment without reasonable cause. Effective September 1, 2014, we no longer make contributions to the SEMPP.
The plan provides for the payment of vested benefits upon a participant’s separation from service except to the extent the participant is a “specified employee” for purposes of Section 409A in which case benefits will be delayed six months. A participant’s benefits vest on the earlier to occur of (1) completion of 10 years of service, (2) termination on account of death, “Disability,” or on or after attainment of “Normal Retirement Age,” or (3) termination without “Reasonable Cause.” “Disability,” “Normal Retirement Age,” and “Reasonable Cause” have the same meanings as set forth above in our description of the Supplemental Executive Retirement Plan under “—Pension Benefits in 2024,” except that a “Disability” must also constitute a disability for purposes of Section 409A. Each of Messrs. Huntsman, Lister, Hankins and Rogers is currently vested in his SEMPP benefit. Benefits are payable in one of the following forms elected by a participant:
•
A single lump-sum payment;

•
A single life annuity;

•
A joint and survivor annuity; or

•
Installments over a period selected by the participant not in excess of 10 years.

Participants are entitled to elect the investment of their accounts under both the Supplemental Savings Plan and the SEMPP. Although no assets may actually be invested, a participant’s benefit value is based on the gains or losses of the investments they choose. No above market or preferential earnings are provided under our nonqualified defined contribution plans because all but one of the investment choices available under the plans are identical to the investment choices available in the 401(k) Plan. In the case of the investment choice not available in the 401(k) plan, the investment is a publicly available insured fixed rate product which the rate of return is pre-determined by the insurance provider for a prospective 12-month period. Consequently, none of the earnings reported in the “Nonqualified Deferred Compensation in 2024” table above are included in the Summary Compensation Table for 2024. Participants may change their investment options at any time by contacting the plan record keeper.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Our NEOs may receive compensation in connection with an involuntary termination of employment or a change of control pursuant to the terms of the following arrangements:
•
the Executive Severance Plan (in the case of the NEOs other than Mr. Huntsman);

•
the Severance Agreement with Mr. Huntsman (as amended and restated);

•
the 2016 Stock Incentive Plan and the Stock Incentive Plan as amended and restated effective May 8, 2014 (the “Prior Stock Incentive Plan”); and

•
other existing plans and arrangements in which our NEOs participate.

Executive Severance Plan.
Through our Executive Severance Plan, which was amended and restated by the Board of Directors on February 19, 2020 (the “Executive Severance Plan”), we provide our executive officers, including our NEOs, certain payments and benefits upon a termination without Reasonable Cause or upon a termination by the executive for Good Reason (each, a “Qualifying Termination”). In the event of a Qualifying Termination, our NEOs are entitled to the following payments and benefits: (i) a lump sum cash payment equal to two times Base Compensation, (ii) continuation of medical benefits for U.S. participants for up to 18 months following termination (which will be in the form of a lump sum cash payment equal to the COBRA premium at the time of departure multiplied by the severance period multiplied by 100%), (iii) outplacement services for a period of one year or until the participant obtains substantially comparable employment, if earlier, and (iv) a Pro-Rata Annual Bonus paid on the date that annual bonuses are paid to similarly situated participants, but in no event later than March 15 of the calendar year following the calendar year in which the Qualifying Termination occurs. The level of severance is evaluated each year.
“Base Compensation” generally means the annualized base salary of the participant in effect at termination of employment, plus the target annual bonus for the year in which the termination of employment occurs.
“Pro-Rata Annual Bonus” generally means actual bonus amount, prorated based on the number of days employed by the employer during the year of termination, payable to the participant for a given calendar year pursuant to the employer’s cash performance bonus program as in effect from time to time.
“Reasonable Cause” generally means: (1) the grossly negligent, fraudulent, dishonest, or willful violation of any law or the material violation of any of our significant policies that materially and adversely affects us, or (2) the failure of the participant to substantially perform the participant’s duties.
“Good Reason” generally means a voluntary termination of employment by the participant as a result of (1) a materially detrimental reduction or change to the job responsibilities or in the current base compensation of the participant, or (2) within a period of 12 months following a Change of Control, changing the participant’s principal place of work by more than 50 miles, in each case, which is not remedied by our Company within 30 days after receipt of notice.
A “Change of Control” is defined pursuant to the 2016 Stock Incentive Plan and generally means the occurrence of any of the following:
•
An acquisition by any person of 20% or more of the combined voting power of our outstanding voting securities.

•
The consummation of a reorganization, merger, consolidation, or other transaction in which our stockholders do not own, immediately thereafter, more than 20% or more of the combined voting power of the resulting entity in substantially the same proportion as their stock ownership prior to the transaction.

•
The sale or disposition of all or substantially all of our assets.

•
A majority change in the incumbent directors of the Board.

•
An approval by the Board or our stockholders of a complete or substantially complete liquidation or dissolution.

A participant is not entitled to benefits under the Executive Severance Plan if the participant is reemployed with an employer in our controlled group, if the participant refuses to sign a waiver and release of claims in our favor if requested, if the participant is entitled to severance benefits under a separate agreement or plan maintained by us, or if the Executive Severance Plan’s administrator determines the participant has violated any of the restrictive covenants set forth in the Executive Severance Plan.

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Our Executive Severance Plan includes restrictive covenants, including perpetual confidentiality and non-disparagement covenants and non-competition and non-solicitation of employees and customers covenants that apply during the term of the participant’s employment and for 12 months following termination.
Severance Agreement with Mr. Huntsman.
On February 14, 2025, we and Mr. Huntsman entered into a Third Amended and Restated Severance Agreement (the “CEO Severance Agreement”). The CEO Severance Agreement is designed to provide severance benefits following a qualifying termination of employment. During the term of this agreement, Mr. Huntsman is not eligible to participate in the Executive Severance Plan.
Pursuant to the CEO Severance Agreement, if Mr. Huntsman is terminated (i) by us other than for Reasonable Cause or (ii) by Mr. Huntsman for Good Reason, Mr. Huntsman will be entitled to the same payments and benefits specified above in the Executive Severance Plan, as well as (i) accrued annual base salary, (ii) any earned but unpaid annual bonus, and (iii) any accrued but unused vacation pay through the date of termination (collectively, the “Accrued Obligations”).
In the event Mr. Huntsman’s employment is terminated by us other than for Reasonable Cause or by him for Good Reason, in either case, within two years following a change of control, we will pay him (a) a lump sum cash amount equal to 2.9 times his then current Base Compensation, (b) Pro-Rata Annual Bonus paid on the date that annual bonuses are paid to similarly situated executives, but in no event later than March 15 of the calendar year following the calendar year in which the termination occurs, (c) the continuation of medical benefits for Mr. Huntsman and his dependents for up to 18 months following termination (which will be in the form of a lump sum cash payment equal to the COBRA premium at the time of departure multiplied by the severance period multiplied by 100%), and (d) the Accrued Obligations.
Payment of any amounts described above (other than the Accrued Obligations) is contingent upon Mr. Huntsman executing (and not revoking) a release of claims in favor of Huntsman. The CEO Severance Agreement does not contain tax gross up provisions; however, the CEO Severance Agreement does include a “best of net” provision, which provides that, if any payments or benefits to which Mr. Huntsman is entitled in connection with his termination are likely subject to the tax imposed by Section 4999 of the Internal Revenue Code, the payment will (1) be reduced such that Section 4999 does not apply or (2) paid in full, whichever produces the better net after tax position to Mr. Huntsman.
The CEO Severance Agreement utilizes the same definitions of Base Compensation, Pro-Rata Annual Bonus, and Reasonable Cause as set forth above with respect to our Executive Severance Plan. A termination for Good Reason pursuant to the CEO Severance Agreement generally means voluntary termination of employment as a result of (1) the significant detrimental reduction or change to Mr. Huntsman’s job responsibilities or in his current base salary, or (2) a change in Mr. Huntsman’s principal place of work by more than 50 miles from his principal place of work, which is not remedied by us within 30 days after receipt of notice of such reduction or change.
For purposes of the CEO Severance Agreement, a “change of control” generally means (1) an acquisition of beneficial ownership by an individual, entity, or group of 20% or more of our then outstanding shares of common stock or of our outstanding voting securities (subject to certain exceptions), (2) a majority change in the incumbent directors of the Board, (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets (subject to certain limitations), or (4) a complete liquidation or dissolution of Huntsman.
The CEO Severance Agreement includes customary restrictive covenants, including perpetual confidentiality and non-disparagement covenants and non-competition and non-solicitation of employees and customers covenants that apply during the term of Mr. Huntsman’s employment and for 12 months following termination.
Other Arrangements.   As more fully described under “—Pension Benefits in 2024” above, our executives are entitled to payments pursuant to the terms and conditions of the Huntsman Pension Plan or local variants and the Supplemental Executive Retirement Plan. In addition, pursuant to our Supplemental Savings Plan, upon a change of control (as defined in the Supplemental Savings Plan), participants, including the NEOs, may elect to receive the present value of the benefits payable to them under this plan. Amounts payable under the Supplemental Savings Plan and SEMPP are described under “—Nonqualified Deferred Compensation in 2024” above. As described under “—Pension Benefits in 2024” above, pursuant to the Huntsman Pension Scheme (U.K.), Mr. Hankins is entitled to receive annual benefits of 2∕3 of pensionable compensation. Upon a qualifying disability, Mr. Hankins’ benefits would be 75% of pensionable compensation until age 65. Mr. Hankins is entitled to a minimum death benefit equal to 66.6% of the accrued benefit and a lump sum equal to eight times pensionable compensation.
In addition, as a citizen of the U.K., Mr. Hankins is an entitled participant in the U.K. business severance plan. At the time of a termination, payout potential from both the Executive Severance Plan and the U.K. business plan would be considered, then the plan generating the more generous payout would be used. Mr. Hankins is entitled to 12 months’ notice and U.K. statutory severance

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pay of $22,955. The Executive Severance Plan provides greater severance amounts than the U.K. business severance plan for Mr. Hankins in the event of a termination without “Reasonable Cause” or upon a termination by the executive for “Good Reason.”
Quantification of Potential Payments and Benefits.   The table below reflects the compensation that may be payable to or on behalf of each NEO upon a qualifying termination. All equity acceleration values have been calculated using the closing price of our stock on December 31, 2024 of $18.03. The actual amounts we will be required to disburse can only be determined at the time of the applicable circumstance.
Payment Type	Peter R. Huntsman	Philip M. Lister	Anthony P. Hankins	David M. Stryker	R. Wade Rogers
INVOLUNTARY TERMINATION WITHOUT REASONABLE CAUSE OR TERMINATION BY EXECUTIVE FOR GOOD REASON

Cash Severance	$8,060,000	$3,146,000	$4,862,383	$2,968,460	$2,265,640

Health & Welfare(1)	$31,819	$42,624	$42,624	$42,624	$31,819

Outplacement Services(2)	$8,400	$8,400	$8,400	$8,400	$8,400
TOTAL TERMINATION BENEFITS	$8,110,219	$3,197,024	$4,913,407	$3,019,484	$2,305,859
CHANGE OF CONTROL

Accelerated Equity Awards	$12,813,109(3)	$2,135,420(4)	$2,607,805(5)	$1,825,483(6)	$1,373,002(7)
INVOLUNTARY TERMINATION WITHOUT REASONABLE CAUSE OR TERMINATION BY EXECUTIVE FOR GOOD REASON FOLLOWING A CHANGE OF CONTROL

Cash Severance	10,868,000(8)	—	—	—	—
Health & Welfare(1)	31,819	—	—	—	—
TOTAL TERMINATION BENEFITS	10,899,819	—	—	—	—

(1)
In the case of an involuntary termination without Reasonable Cause or for Good Reason, calculated by multiplying 100% of the employer and employee monthly premiums payable with respect to the health care coverage elected by the executive as of December 31, 2024, by 18.

(2)
We contract with a third-party provider for 12 months of outplacement services. To the extent these services might be utilized, we expect our cost would be as set forth herein.

(3)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Huntsman requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2024. An acceleration of Mr. Huntsman’s 270,776 unvested shares of restricted stock would have an estimated value of $4,882,091 and 439,879 target unvested performance share units would have an estimated value of $7,931,018.

(4)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Lister requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2024. An acceleration of Mr. Lister’s 45,386 unvested shares of restricted stock would have an estimated value of $818,310 and 73,051 target unvested performance share units would have an estimated value of $1,317,110.

(5)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Hankins requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2024. An acceleration of Mr. Hankins’ 55,593 unvested shares of restricted stock would have an estimated value of $1,002,342 and 89,044 target unvested performance share units would have an estimated value of $1,605,463.

(6)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Stryker requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2024. An acceleration of Mr. Stryker’s 38,916 unvested shares of restricted stock would have an estimated value of $701,655 and 62,331 target unvested performance share units would have an estimated value of $1,123,828.

(7)
Any acceleration of vesting of long-term equity incentive awards held by Mr. Rogers requires the approval of the Compensation Committee, which we assume for purposes of this table would have occurred on December 31, 2024. An acceleration of Mr. Rogers’ 29,269 unvested shares of restricted stock would have an estimated value of $527,720 and 46,882 target unvested performance share units would have an estimated value of $845,282.

(8)
In the event of an involuntary termination following a change of control, this amount is equal to (a) 2.9 times Mr. Huntsman’s Base Compensation, (b) Pro-Rata Annual Bonus, and (c) the continuation of medical benefits for Mr. Huntsman for up to 18 months following termination. See “—Severance Agreement with Mr. Huntsman.”

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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information regarding our equity compensation plans as of December 31, 2024.
	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Plan Category	(#)(1)	($)	(#)
Equity compensation plans approved by security holders as of December 31, 2024(2)	5,385,182	$22.18	3,562,432

Equity compensation plans not approved by security holders:	—	—	—

(1)
Includes 2,413,562 outstanding options and 2,971,620 undelivered full value awards (including 2,610,053 outstanding performance share units at the maximum level, 225,197 unvested phantom shares, and 136,370 vested stock units). If performance share units were delivered at target, this figure would include 2,413,562 outstanding options and 1,471,308 undelivered full value awards (including 1,109,741 outstanding performance share units, 225,197 unvested phantom shares, and 136,370 vested stock units). Does not include 839,114 shares of unvested restricted stock.

(2)
Initially, there were approximately 8,225,000 shares available for issuance under the 2016 Stock Incentive Plan. However, the number of shares available for issuance may be adjusted to include any shares surrendered, exchanged, forfeited or settled in cash pursuant to our Prior Stock Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Ms. Sonia Dulá and Messrs. Curtis E. Espeland and José Muñoz each served on the Compensation Committee during 2024. None of the members of the Compensation Committee was an officer or employee of our Company during 2024 or had any substantial business dealings with our Company or any of its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of our Company.
CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Peter R. Huntsman, our CEO.
For 2024, our last completed fiscal year:
•
The median of the annual total compensation of all employees of our Company (other than Mr. Huntsman) was $85,666; and

•
The annual total compensation of Mr. Huntsman, as reported in the 2024 Summary Compensation Table included in this Proxy Statement, was $14,566,117.

•
Based on this information, for 2024 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 170 to 1.

SEC rules allow us to identify our median employee once every three years unless there has been a change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in our pay ratio disclosure. Accordingly, in year 2024 our new median employee has been determined following the same methodology as in prior years.
To identify the median employee in 2024, we took the following steps:
•
We selected December 31, 2023, the last day of our 2023 payroll year, as the determination date for purposes of identifying the median employee.

•
Our total global workforce, as of December 31, 2023, consisted of approximately 6,382 individuals working at our Company and consolidated subsidiaries.

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•
As permitted by SEC rules, we excluded approximately 319 non-U.S. employees (representing less than 5% of our total global workforce as of December 31, 2023) from the employee pool used to determine our median employee. The table below identifies (1) the jurisdictions from which those employees were excluded and (2) the approximate number of employees in each jurisdiction.

Jurisdiction	Number of Employees
Australia	21

Austria	2

Colombia	26

Czechia	3

Egypt	1

France	14

Hong Kong	12

Indonesia	1

Japan	14

Kazakhstan	2

Korea Republic of	16

Luxembourg	3

Mexico	25

Saudi Arabia	17

Spain	59

Thailand	3

Turkey	50

Ukraine	1

United Arab Emirates	24

Vietnam	25
Total	319

•
Our employee population, after accounting for the 5% “de minimis exemption” adjustment as described above, consisted of approximately 6,063 individuals.

•
We used a consistently applied compensation measure to identify our median employee by comparing the actual non-discretionary compensation (inclusive of salaries and wages) reflected in our payroll records as reported to local tax authorities for 2024. We did not make any cost-of-living adjustments in identifying the median employee.

We combined all elements of our median employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $85,666.

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PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE TABLE
Year	Summary Compensation Total for CEO	CEO Compensation Actually Paid(1)	Average Summary Compensation Total for other NEOs(2)	Average Compensation Actually Paid to other NEOs(2)(3)	Value of initial fixed $100 investment based on:		Net (loss) income (in millions)	Adjusted EBITDA (in millions)
					TSR	Peer group TSR(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$14,566,117	$4,658,341	$2,885,350	$1,444,019	$88.28	$94.59	$(127)	$414

2023	$17,631,827	$5,700,841	$3,247,212	$1,596,394	$117.64	$111.79	$153	$472

2022	$15,030,729	$9,694,726	$3,512,712	$2,607,079	$123.98	$95.56	$523	$1,155

2021	$15,108,827	$28,417,602	$3,496,575	$5,007,452	$153.01	$118.16	$1,104	$1,246

2020	$13,714,842	$12,339,966	$3,049,512	$2,779,972	$107.53	$108.11	$1,066	$605

(1)
The 2024 Summary Compensation Table (“SCT”) totals reported for the CEO for each year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate compensation actually paid (“CAP”):

CEO Year	Summary Compensation Total for CEO	Reported Grant Date Fair Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits(c)	Pension Benefit Adjustments(d)	CEO Compensation Actually Paid
2024	$14,566,117	$(11,398,545)	$2,920,575	$(1,646,469)	$216,663	$4,658,341

2023	$17,631,827	$(12,268,520)	$3,338,434	$(3,322,662)	$321,762	$5,700,841

2022	$15,030,729	$(9,950,759)	$3,877,209	—	$737,547	$9,694,726

2021	$15,108,827	$(9,042,686)	$21,936,024	—	$415,437	$28,417,602

2020	$13,714,842	$(7,784,895)	$8,284,677	$(2,623,213)	$748,555	$12,339,966

(a)
Represents a deduction for the amounts reported in the “Stock Awards” and “Option Awards” columns of the SCT.

(b)
Represents the increases or deductions as applicable for the inclusion of Item 402(v) adjusted equity award values as follows:

Equity Type	Fair Value of Current Year Equity Awards at Year End	Change in Value of Prior Equity Awards Unvested at Year End	Change in Value of Prior Awards Vested Current Year	Prior Year Fair Value of Awards Forfeited in Current Year	Dividend Adjustments	Equity Value Included in Compensation Actually Paid
	(a)	(b)	(c)	(d)	(e)	(f) = (a) + (b) + (c) + (d) + (e)
2024	$6,705,850	$(3,655,358)	$(455,297)	—	$325,380	$2,920,575

2023	$7,836,762	$(1,100,828)	$(1,936,652)	$(2,009,586)	$548,738	$3,338,434

2022	$6,031,897	$(2,480,511)	$(340,531)	—	$666,354	$3,877,209

2021	$12,039,187	$5,432,009	$3,989,028	—	$475,800	$21,936,024

2020	$8,901,061	$9,567	$(862,885)	—	$236,934	$8,284,677

(c)
Represents a deduction for the amounts reported in the “Change in Pension Value & Nonqualified Deferred Compensation Earnings” column of the SCT.

(d)
Represents the increase for actuarially determined service cost for services rendered in the applicable year. Prior service cost is not included as the Company’s did not have a prior service cost base for the applicable periods.

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(2)
The SCT average of the other NEOs for each year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate CAP:

Other NEOs Year	Summary Compensation Total for other NEOs	Reported Grant Date Fair Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits(c)	Pension Benefit Adjustments(d)	Other NEOs Compensation Actually Paid
2024	$2,885,350	$(1,789,094)	$468,010	$(177,476)	$57,229	$1,444,019

2023	$3,247,212	$(1,848,036)	$414,122	$(271,650)	$54,746	$1,596,394

2022	$3,512,712	$(1,724,310)	$732,342	—	$86,335	$2,607,079

2021	$3,496,575	$(1,565,417)	$3,453,398	$(427,847)	$50,743	$5,007,452

2020	$3,049,512	$(1,446,862)	$1,574,959	$(452,331)	$54,694	$2,779,972

(a)
Represents a deduction for the amounts reported in the “Stock Awards” and “Option Awards” columns of the SCT.

(b)
Represents the increases or deductions as applicable for the inclusion of Item 402(v) adjusted equity award values as follows:

Equity Type	Fair Value of Current Year Equity Awards at Year End	Change in Value of Prior Equity Awards Unvested at Year End	Change in Value of Prior Awards Vested Current Year	Prior Year Fair Value of Awards Forfeited in Current Year	Dividend Adjustments	Equity Value Included in Compensation Actually Paid
	(a)	(b)	(c)	(d)	(e)	(f) = (a) + (b) + (c) + (d) + (e)
2024	$1,052,539	$(553,872)	$(85,842)	—	$55,185	$468,010

2023	$1,180,469	$(193,974)	$(309,436)	$(348,232)	$85,295	$414,122

2022	$1,045,233	$(401,727)	$(34,856)	—	$123,692	$732,342

2021	$2,100,801	$805,720	$489,357	—	$57,520	$3,453,398

2020	$1,654,307	$382	$(108,485)	—	$28,755	$1,574,959

(c)
Represents a deduction for the amounts reported in the “Change in Pension Value & Nonqualified Deferred Compensation Earnings” column of the SCT.

(d)
Represents the increase for actuarially determined service cost for services rendered in the applicable year. Prior service cost is not included as the Company did not have a prior service cost base for the applicable periods.

(3)
The other NEOs reflected in columns (d) and (e) represent the following individuals for each of the years shown:

a.
2024—Messrs. Lister, Hankins, Stryker and Rogers

b.
2023—Messrs. Lister, Hankins, Stryker and Rogers

b.
2022—Messrs. Lister, Hankins, Stryker and Rogers

c.
2021—Messrs. Lister, Hankins, Stryker, Rogers and Sean Douglas

d.
2020—Messrs. Douglas, Hankins, Stryker and Rogers

(4)
The 2024 Performance Peers consist of the following companies: Ashland Global Holdings Inc., BASF Corp, Celanese Corporation, Clariant AG, Covestro AG, Dow Inc., Eastman Chemical Company, Evonik, H.B. Fuller Company, Lanxess AG, Trinseo S.A. and Westlake Chemical Corp. For information on how we use the 2024 Performance Peers, see “Compensation Discussion and Analysis—2024 Executive Compensation Decisions—Long-Term Equity Compensation”.

PERFORMANCE MEASURES
The following tabular list provides information on the most important financial performance measures used by the registrant to link compensation actually paid to the Company’s named executive officers, for the most recently completed fiscal year, to the Company’s performance:
Performance Measure
Relative TSR
Adjusted EBITDA
Free cash flow
Strategic and Operational Metrics
EH&S compliance

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HUNTSMAN CORPORATION: PROXY STATEMENT

RELATIONSHIP BETWEEN CAP AND PERFORMANCE MEASURES
In the “Compensation Discussion and Analysis” section of this Proxy Statement, we provide greater detail on the elements of our executive compensation program and our pay-for-performance compensation philosophy. The values included in the columns for CAP paid to our CEO and the other NEOs, in each of the fiscal years reported above and over the three-year cumulative period shows how the compensation awarded fluctuated year-over-year, primarily based on our stock price as of the last day of the listed fiscal year, among other factors. As the values change considerably from year-to-year based on stock price performance, they further demonstrate the pay-for-performance compensation philosophy of our executive compensation program. As the table demonstrates, the compensation of our CEO and the other NEOs is higher when our stock price performs well, and lower when the stock price does not perform as well, demonstrating the clear alignment of interests of our CEO and the other NEOs and our stockholders.
CAP versus TSR.   As shown in the chart below, the CEO and other NEOs’ CAP values are aligned with the Company’s TSR. This is due primarily to the Company’s use of long-term equity incentive awards, which are tied directly to our stock price in addition to our financial performance. The chart also compares the Company’s cumulative TSR and the 2024 Performance Peer’s TSR.
CAP versus Net Income.   As shown in the chart below, the Company’s net income decreased in 2024 and the CEO and other NEOs’ CAP values decreased as well. This is due in large part to the significant emphasis the Company places on long-term equity incentive awards, which are sensitive to changes in stock price. These measures do not align as closely as TSR because the Company does not use net income to determine compensation levels or annual cash performance award payouts.

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CAP versus adjusted EBITDA.   The chart below compares the CEO and other NEOs’ CAP values to our adjusted EBITDA, which indicates there is a very strong relationship between adjusted EBITDA and CAP.
Historically, adjusted EBITDA determined the largest portion of our annual cash performance awards. Because the Company used adjusted EBITDA margin in 2022, this portion of the annual cash performance award was not earned, thus showing a lower correlation in 2022. Beginning in 2023, the Company again used adjusted EBITDA, thus increasing the correlation.

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PART 6
AUDIT COMMITTEE MATTERS

FEES BILLED BY DELOITTE & TOUCHE LLP AND AFFILIATES
The following table shows the aggregate fees billed by Deloitte & Touche LLP, Deloitte Tax LLP and the member firms of Deloitte Touche Tohmatsu Limited in each of the last two fiscal years for the services indicated (dollars in millions):
	2024	2023
Audit Fees(1)	$7.20	$6.59

Audit-Related Fees(2)	$0.20	$0.22

Tax Fees(3)	$1.60	$2.16

All Other Fees(4)	$—	$0.03
Total	$9.00	$9.00

(1)
Includes primarily fees associated with annual integrated audit of Huntsman Corporation and annual financial statement audit of Huntsman International LLC, reviews of Quarterly Reports on Form 10-Q, statutory audits required internationally, the consent issued in connection with a registration statement on Form S-3, the comfort letter associated with the issuance of Huntsman International LLC’s Senior Notes due 2034 and limited assurance on sustainability reporting.

(2)
Includes fees associated with services related to due diligence advisory services regarding the potential acquisition of certain assets.

(3)
Includes fees associated with services related to preparation or review of original and amended US federal, state, local and non-US income and franchise tax returns; transfer pricing services (US and non-US); US federal, state, local and non-US tax planning, consultation, assistance and advice; tax controversy services in connection with the examination of US federal, state, local and non-US income tax returns through the administrative appellate level; general tax consultation pertaining to ad hoc questions, including technical advice and research pertaining to specific transactions; VAT and similar taxes tax return preparation and/or consultation; customs and duties tax return preparation and/or consultation; employee benefits plan consultation and/or tax return preparation; excise tax compliance and planning; international tax planning and restructuring; withholding tax planning and compliance; tax authority ruling requests and planning; payroll tax planning; state credits and incentives; and R&D tax credit study and supporting documentation.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has, by resolution, adopted policies and procedures regarding pre-approval of the performance by Deloitte & Touche LLP and affiliates of certain audit and non-audit services. Deloitte & Touche LLP and affiliates may not perform any service enumerated in Section 201(a) of the Sarbanes-Oxley Act of 2002, except as may otherwise be provided by law or regulation. Deloitte & Touche LLP and affiliates may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. The Audit Committee has pre-approved the performance by Deloitte & Touche LLP and affiliates of certain audit and accounting services, certain tax services, and, provided that fees do not exceed $250,000 per individual project, certain other tax services and audit-related services. The Audit Committee has delegated to the committee chair the power to pre-approve services beyond those previously described, provided that no services may be approved that are prohibited pursuant to Section 201(a) of the Sarbanes Oxley Act of 2002 or that appear reasonably likely to compromise the independence of Deloitte & Touche LLP. Any pre-approval granted by the chair is reviewed by the Audit Committee at its next regularly scheduled meeting. In addition, the Audit Committee receives a report annually detailing the prior year’s expenditures, consistent with the SEC’s accountant fee disclosure requirements.
The Audit Committee has approved all audit and permissible non-audit services prior to such services being provided by Deloitte & Touche LLP and affiliates in accordance with these procedures.

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AUDIT COMMITTEE REPORT
The Audit Committee of the Board (the “Committee”) assists the Board in fulfilling its oversight responsibilities with respect to the external financial reporting process and the adequacy of Huntsman’s internal controls over financial reporting and related disclosure controls and procedures, areas for which management has primary responsibility. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, a copy of which can be found on Huntsman’s website at www.huntsman.com.
The independent registered public accounting firm is responsible for expressing an opinion on the conformity of Huntsman’s audited financial statements with accounting principles generally accepted in the United States and for issuing its report on Huntsman’s internal control over financial reporting. All audit and non-audit services provided to Huntsman by the independent registered public accounting firm are pre-approved by the Committee or by the Chair of the Committee pursuant to delegated authority, and the Committee considers the compatibility of such non-audit services with the independent registered public accounting firm’s independence.
The Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Committee considers the quality of the services provided by the independent registered public accounting firm, along with their capabilities, technical expertise, and knowledge of Huntsman’s operations and industry. Based on these evaluations, the Committee decided to engage Deloitte & Touche LLP as Huntsman’s independent registered public accounting firm for the year ending December 31, 2025. Although the Committee has the sole authority to appoint the independent registered public accounting firm, the Committee has continued its long-standing practice of recommending that the Board ask stockholders to ratify the appointment of the registered public accounting firm at Huntsman’s annual meeting of stockholders.
The Committee has reviewed and discussed Huntsman’s audited financial statements for the year ended December 31, 2024 with Huntsman’s management. The Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.
Based on the review and discussions referred to in the preceding paragraph, the Committee recommended to the Board that Huntsman’s audited financial statements for the year ended December 31, 2024 be included in Huntsman’s Annual Report on Form 10-K for the year ended December 31, 2024.
AUDIT COMMITTEE,
Jeanne McGovern, Chair
Sonia Dulá
Curtis E. Espeland
David B. Sewell
Jan E. Tighe

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PART 7
PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1—ELECTION OF DIRECTORS
Our business affairs are managed under the direction of our Board. All directors are elected or appointed to serve until the Annual Meeting. The Governance Committee has recommended, and the Board has nominated, Peter R. Huntsman, Dr. Mary C. Beckerle, Sonia Dulá, Curtis E. Espeland, Cynthia L. Egan, Daniele Ferrari, Jeanne McGovern, José Muñoz, David B. Sewell and Retired Vice Admiral Jan E. Tighe for election. For additional information regarding the Board’s director nominees, please see the “Board of Directors—Director Nominees” section of this Proxy Statement. Each elected director will serve until our 2026 Annual Meeting, until a successor is elected and qualified, or until his or her earlier death, resignation or retirement.
You may not cumulate your votes in the election of directors. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. Abstentions, withhold votes and any broker non-votes will not affect the outcome of the vote on the election of a director.
Unless otherwise indicated on the proxy, the persons named as proxies in the enclosed proxy will vote FOR each of the director nominees listed above. If for some reason any of the Board’s director nominees are unable to serve, or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees. In the alternative, the Board may instead reduce the number of directors comprising the Board, as permitted by the Bylaws. If any substitute nominees are designated prior to the Meeting, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by the rules of the SEC.
THE BOARD RECOMMENDS VOTING ON THE PROXY CARD
“FOR ALL” OF THE NOMINEES RECOMMENDED BY OUR BOARD

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HUNTSMAN CORPORATION: PROXY STATEMENT

PROPOSAL 2—NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Exchange Act, we are submitting a proposal to our stockholders for a non-binding advisory vote to approve the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This say-on-pay proposal gives our stockholders the opportunity to express their views on the compensation of our NEOs. Currently, our stockholders are given the opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with our 2026 Annual Meeting.
The guiding principles of our compensation policies and decisions include aligning each executive’s compensation with our Company’s business strategy and the interests of our stockholders and providing incentives intended to attract, motivate and retain key executives who are important to our long-term success. We view pay for performance as a critical element of our overall executive compensation philosophy. Consistent with this philosophy, a significant portion of the total compensation for each of our NEOs is related to our earnings and to other performance factors that are intended to measure our progress against the goals of our strategic and operating plans and the long-term performance of our common stock.
When casting your advisory say-on-pay vote, we urge you to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation design and practices are intended to reflect our compensation philosophy. The Compensation Committee and the Board believe that our compensation practices effectively implement our guiding principles.
The advisory say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the principles, policies and practices described in this Proxy Statement. Accordingly, the following resolution is submitted for stockholder vote at the Annual Meeting:
“RESOLVED, that the stockholders of Huntsman Corporation approve, on a non-binding advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures.”
Approval of this proposal requires approval by holders of a majority of the shares present (in person or represented by proxy) and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. Broker non-votes, if any, will have no effect on the vote.
While this vote is required by law, the result (1) will not be binding on our Company, the Board or the Compensation Committee, (2) will not overrule any decisions made by the Board or the Compensation Committee, and (3) will not require the Board or the Compensation Committee to take any specific action. Nevertheless, the Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs. In particular, to the extent there is any significant vote against our NEOs’ compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
THE BOARD RECOMMENDS VOTING ON THE PROXY CARD “FOR” THE ADVISORY VOTE
TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

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HUNTSMAN CORPORATION: PROXY STATEMENT

PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2025. Deloitte & Touche LLP has served as our auditor since 1984. The Audit Committee has been advised by Deloitte & Touche LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or our subsidiaries. As a matter of good corporate governance, the Audit Committee has determined to submit its selection of Deloitte & Touche LLP to stockholders for ratification.
The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm will require approval by holders of a majority of the shares present (in person or represented by proxy) and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against this proposal. If you are a street name stockholder and you do not provide your brokerage firm with voting instructions, your broker may exercise discretionary authority, thereby avoiding a broker non-vote. Broker non-votes, if any, will have no effect on the vote.
If the selection of the independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interest of our Company and our stockholders.
One or more representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions and, if they desire, will have an opportunity to make a statement.
THE BOARD RECOMMENDS VOTING “FOR” THE RATIFICATION
OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025

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PROPOSAL 4—APPROVAL OF THE HUNTSMAN
CORPORATION 2025 STOCK INCENTIVE PLAN
BACKGROUND
At the Annual Meeting, stockholders will be asked to approve the 2025 Stock Incentive Plan, substantially in the form attached to this Proxy Statement as Appendix B.
On February  14, 2025, the Board approved the 2025 Stock Incentive Plan, subject to approval by our stockholders at the Annual Meeting. The Company currently maintains the 2016 Stock Incentive Plan. If the 2025 Stock Incentive Plan is approved, the Company will cease to grant awards pursuant to the 2016 Stock Incentive Plan immediately, although all outstanding awards granted pursuant to the 2016 Stock Incentive Plan will continue to be governed by the terms of the 2016 Stock Incentive Plan and any individual award agreements that were previously provided to the award holder. In approving the 2025 Stock Incentive Plan, the Board reserved 4,650,000 shares of common stock for issuance under the 2025 Stock Incentive Plan. If the 2025 Stock Incentive Plan is approved by the stockholders, we intend to file a Registration Statement on Form S-8 with the SEC to register the newly approved shares available for issuance under the 2025 Stock Incentive Plan.
CONSEQUENCES OF FAILING TO APPROVE THE 2025 STOCK INCENTIVE PLAN
The 2025 Stock Incentive Plan will not be implemented unless approved by Huntsman stockholders. If the 2025 Stock Incentive Plan is not approved by Huntsman stockholders, the Company will continue to operate the 2016 Stock Incentive Plan pursuant to its current provisions (which provide that no awards may be granted under the 2016 Stock Incentive Plan on or after the date that is ten years from the date of the adoption of the 2016 Stock Incentive Plan, or May 5, 2026). If the 2025 Stock Incentive Plan is not approved, our ability to grant equity-based awards to our employees and directors could be significantly restricted, and Huntsman may be compelled to materially increase the cash component of its compensation, which we believe would inhibit our ability to: (i) encourage our selected officers, employees, and non-employee directors to acquire a proprietary interest in the growth and performance of the Company; (ii) enhance the value of the Company for the benefit of its stockholders; and (iii) attract and retain exceptionally qualified service providers. Replacing equity awards with cash would also increase cash compensation expense and use cash that could be better utilized if reinvested in Huntsman’s businesses or returned to its stockholders.
SHARE INFORMATION ON EQUITY COMPENSATION PLANS AS OF FEBRUARY 20, 2025
The information included in this Proxy Statement and our 2024 Form 10-K is updated by the following information regarding our outstanding equity awards and shares available for future awards under the Company’s existing equity compensation plans as of February 20, 2025:
Total number of stock options outstanding(1)	2,120,498

Total number of full value awards outstanding (includes restricted stock, restricted stock units (RSUs), performance share units (PSUs) and phantom stock)(2)	3,569,342

Total number of shares remaining available for future grant under the 2016 Stock Incentive Plan(3)	3,772,658

Total number of shares of common stock outstanding as of the Record Date	173,747,479

(1)
The weighted-average exercise price of the stock options outstanding was $22.10 and the weighted-average remaining term of the stock options outstanding was 3.51 years. The Company did not have any stock appreciation rights outstanding as of February 20, 2025.

(2)
Assumes performance-based awards will vest and pay out based on target performance levels being achieved.

(3)
Represents the total number of shares available for future awards under the 2016 Stock Incentive Plan reflecting performance-based awards at target payout. The 2016 Stock Incentive Plan was our only active equity compensation plan as of February 20, 2025. The Company commits to grant no more than 100,000 shares under the 2016 Stock Incentive Plan between February 20, 2025 and the effective date of the 2025 Stock Incentive Plan.

Burn Rate.   We manage our long-term stockholder dilution by closely managing the number of equity awards granted annually and regularly engaging with our compensation consultant. We grant what we believe is an appropriate amount of equity necessary to attract, reward and retain employees. Our three-year average burn rate, which we define as the number of shares subject to equity awards granted under the 2016 Stock Incentive Plan in a fiscal year divided by the weighted average shares outstanding for that fiscal year, was 0.61% for fiscal years 2022 through 2024.
Total Potential Dilution.   Our equity plan dilution rate (or overhang) as of February 20, 2025 was 5.5% (calculated by dividing (1) the number of shares subject to awards outstanding plus the number of shares remaining available for grant under the 2016 Stock

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Incentive Plan, by (2) the total number of common shares outstanding. As of December 31, 2024, the shares remaining available under the 2016 Stock Incentive Plan and shares subject to outstanding awards represented 2.2% and 3.3% of our current overhang, respectively. If stockholders approve the 2025 Stock Incentive Plan, we will not issue any additional grants under the 2016 Stock Incentive Plan and the issuance of 4,650,000 shares under the 2025 Stock Incentive Plan would increase our dilution rate by 0.5% to 6.0%.
Expected Plan Duration.   Based on our historic and projected future use of equity-based compensation, we estimate that the shares requested under the 2025 Stock Incentive Plan will be sufficient to provide awards for approximately two years. However, the actual duration of the shares reserve will depend on currently unknown factors, such as the Company’s future stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures.
DESCRIPTION OF THE 2025 STOCK INCENTIVE PLAN
A summary description of the material features of the 2025 Stock Incentive Plan is set forth below. This summary does not purport to be a complete description of all the provisions of the 2025 Stock Incentive Plan. The purpose of the 2025 Stock Incentive Plan is to provide incentives to Huntsman’s employees, non-employee directors and other service providers in order to induce them to work for the benefit of, and to promote the success of, Huntsman and its affiliates and to attract, reward and retain key personnel.
Plan Share Limits.   4,650,000 shares of common stock are authorized for issuance under the 2025 Stock Incentive Plan. The closing price of shares of our common stock, as quoted on the NYSE on February 20, 2025, was $17.78. Shares of common stock subject to stock options and share equivalent rights, whether or not exercised, in each case, are not available for future awards granted pursuant to the 2025 Stock Incentive Plan. This includes common stock repurchased with the proceeds of an option or share equivalent award exercise price. Common stock issued under the 2025 Stock Incentive Plan may come from authorized but unissued shares of our common stock, from treasury stock held by the Company or from previously issued shares of common stock reacquired by us, including shares purchased on the open market.
The aggregate grant date fair value of all awards granted under the 2025 Stock Incentive Plan to each non-employee director in any calendar year may not exceed $750,000; provided, that, for the calendar year in which a non-employee director first commences service on the Board only, the foregoing limitation does not apply. In addition, the foregoing limitation does not apply to (i) cash fees paid to a non-employee director (including grants of awards, if any, made in lieu of such cash fees) and (ii) awards granted to a non-employee director during any period in which such individual was an employee or service provider other than in the capacity of a non-employee director.
Administration.   The 2025 Stock Incentive Plan is administered by a committee of two or more directors designated by the Board to administer the 2025 Stock Incentive Plan (the “administrator”). The administrator has broad discretion to administer the 2025 Stock Incentive Plan, including the power to determine the eligible individuals to whom awards will be granted, the number and type of awards to be granted and the terms and conditions of awards. The administrator may also accelerate the vesting or exercise of any award and make all other determinations and take all other actions necessary or advisable for the administration of the 2025 Stock Incentive Plan.
Eligibility.   Any individual who is an officer or employee or an officer or employee of Huntsman or any of its affiliates, and any other person who provides services to Huntsman or its affiliates, including members of the Board, are eligible to receive awards under the 2025 Stock Incentive Plan at the discretion of the administrator. The approximate number of employees, non-employee directors and service providers who we expect to participate in the 2025 Stock Incentive Plan as of February 20, 2025 is 215, 9 and zero, respectively.
Plan Awards.   The 2025 Stock Incentive Plan provides for the grant, from time to time, at the discretion of the Board or a committee thereof, of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, stock awards, dividend equivalents, other stock-based awards, cash awards, substitute awards and performance awards.
Stock Options.   The administrator may grant incentive stock options and options that do not qualify as incentive stock options, except that incentive stock options may only be granted to persons who are employees of Huntsman or employees of one of its subsidiaries, in accordance with Section 422 of the Code. The exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of common stock on the date on which the option is granted and the option must not be exercisable for longer than ten (10) years following the date of grant. In the case of an incentive stock option granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of Huntsman’s capital stock, the exercise price of the stock option must be at least 110% of the fair market value of a share of common stock on the date of grant and the option must not be exercisable more than five years from the date of grant.

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Stock Appreciation Rights.   A SAR is the right to receive an amount equal to the excess of the fair market value of one share of common stock on the date of exercise over the grant price of the SAR. The grant price of a SAR generally cannot be less than 100% of the fair market value of a share of common stock on the date on which the SAR is granted. The term of a SAR may not exceed ten (10) years. SARs may be granted in connection with, or independent of, a stock option. SARs may be paid in cash, common stock or a combination of cash and common stock, as determined by the administrator.
Restricted Stock.   Restricted stock is a grant of shares of common stock subject to the restrictions on transferability and risk of forfeiture imposed by the administrator. Dividends distributed prior to vesting are subject to the same restrictions and risk of forfeiture as the restricted stock with respect to which the distribution was made.
Restricted Stock Units.   A restricted stock unit is a right to receive cash, common stock or a combination of cash and common stock at the end of a specified period equal to the fair market value of one share of common stock on the date of vesting. Restricted stock units may be subject to the restrictions, including a risk of forfeiture, imposed by the administrator.
Stock Awards.   A stock award is a transfer of unrestricted shares of common stock on terms and conditions determined by the administrator.
Dividend Equivalents.   Dividend equivalents entitle an individual to receive cash, shares of common stock, other awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares of common stock. Dividend equivalents may be awarded on a free-standing basis or in connection with another award (other than an award of restricted stock or a stock award). The administrator may provide that dividend equivalents granted as free-standing awards will be paid or distributed when accrued or at a later specified date. Dividends granted in connection with another award shall be subject to the same restrictions and risk of forfeiture as the award with respect to which the dividends accrue and shall not be paid unless and until such award has vested and become earned.
Other Stock-Based Awards.   Subject to limitations under applicable law and the terms of the 2025 Stock Incentive Plan, the administrator may grant other awards related to common stock. Such awards may include, without limitation, awards that are convertible or exchangeable debt securities, other rights convertible or exchangeable into common stock, purchase rights for common stock, awards with value and payment contingent upon Huntsman’s performance or any other factors designated by the administrator, and awards valued by reference to the book value of common stock or the value of securities of, or the performance of, its affiliates.
Cash Awards.   The 2025 Stock Incentive Plan permits the grant of awards denominated in and settled in cash as an element of or supplement to, or independent of, any award under the 2025 Stock Incentive Plan.
Substitute Awards.   Awards may be granted in substitution or exchange for any other award granted under the 2025 Stock Incentive Plan or any other right of an eligible person to receive payment from Huntsman. Awards may also be granted under the 2025 Stock Incentive Plan in substitution for similar awards held by individuals who become eligible persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with Huntsman or one of its affiliates.
Performance Awards.   Any award granted under the 2025 Stock Incentive Plan may be granted subject to the satisfaction of performance criteria as well as service-based criteria. The administrator will determine the applicable performance period, the performance goals and such other conditions that apply to each performance award. The administrator may use any business criteria and other measures of performance it deems appropriate in establishing the performance goals applicable to a performance award.
Minimum Vesting Terms.   Stock options and SARs granted pursuant to the 2025 Stock Incentive Plan with an aggregate number of shares of common stock exceeding 5% of the total share limit set forth above are subject to a minimum vesting or forfeiture restriction period of one year.
Recapitalization.   In the event of any change in Huntsman’s capital structure or business or other corporate transaction or event that would be considered an equity restructuring, the administrator shall or may (as required by applicable accounting rules) equitably adjust the (i) aggregate number or kind of shares that may be delivered under the 2025 Stock Incentive Plan, (ii) the number or kind of shares or amount of cash subject to an award, (iii) the terms and conditions of awards, including the purchase price or exercise price of awards and performance goals, and (iv) the applicable share-based limitations with respect to awards provided in the 2025 Stock Incentive Plan, in each case to equitably reflect such event.
Change in Control.   In the event of a change in control or other changes to Huntsman or its common stock, the Board may, at its discretion, (i) accelerate the vesting of an award, (ii) waive any forfeiture conditions, or (iii) make any other adjustments or modifications to awards that the administrator deems appropriate.

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No Repricing.   Except in connection with (i) the issuance of substitute awards granted to new service providers in connection with a transaction or (ii) adjustments to awards granted under the 2025 Stock Incentive Plan as a result of a transaction or recapitalization involving Huntsman, without the approval of the Huntsman stockholders, the terms of an outstanding option or SAR may not be amended to reduce the exercise price or grant price or to take any similar action that would have the same economic result.
Clawback.   All awards granted under the 2025 Stock Incentive Plan are subject to reduction, cancellation or recoupment under any written clawback policy that Huntsman may adopt and that Huntsman determines should apply to awards under the 2025 Stock Incentive Plan.
Amendment and Termination.   The 2025 Stock Incentive Plan will automatically expire on the tenth (10th) anniversary of the 2025 Stock Incentive Plan’s effective date. The Board may amend or terminate the 2025 Stock Incentive Plan at any time, subject to stockholder approval if required by applicable law, rule or regulation, including the rules of the stock exchange on which Huntsman’s shares of common stock are listed. The Board may amend the terms of any outstanding award granted under the 2025 Stock Incentive Plan at any time so long as the amendment would not adversely affect the rights of a participant under a previously granted award without the participant’s consent (or unless required by law or unless necessary to preserve the economic value of an award).
U.S. FEDERAL INCOME TAX CONSEQUENCES
The following discussion is for general information only and is intended to summarize briefly the United States federal income tax consequences to participants arising from participation in the 2025 Stock Incentive Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a participant in the 2025 Stock Incentive Plan may vary depending on his or her particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences. In addition, nonqualified stock options and SARs with an exercise price less than the fair market value of shares of common stock on the date of grant, SARs payable in cash, restricted stock units, and certain other awards that may be granted pursuant to the 2025 Stock Incentive Plan, could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A of the Code and guidance promulgated thereunder.
Tax Consequences to Participants under the 2025 Stock Incentive Plan
Options and SARs.   Participants will not realize taxable income upon the grant of an option or a SAR. Upon the exercise of a nonqualified stock option or a SAR, a participant will recognize ordinary compensation income (subject to withholding if the participant is an employee) in an amount equal to the excess of (i) the amount of cash and the fair market value of the shares of common stock received, over (ii) the exercise price of the award. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a nonqualified stock option or SAR that equals the fair market value of such shares of common stock on the date of exercise. Subject to the discussion under “—Tax Consequences to Huntsman” below, Huntsman will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules. When a participant sells the shares of common stock acquired as a result of the exercise of a nonqualified stock option or SAR, any appreciation (or depreciation) in the value of the shares of common stock after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The shares of common stock must be held for more than 12 months to qualify for long-term capital gain treatment.
Participants eligible to receive an option intended to qualify as an incentive stock option (i.e., under Section 422 of the Code) will not recognize taxable income on the grant of an incentive stock option. Upon the exercise of an incentive stock option, a participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option (“ISO Shares”) over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability is in excess of the alternative minimum tax for that year.
Upon the disposition of ISO Shares that have been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the incentive stock option), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Shares. However, if a participant disposes of ISO Shares that have not been held for the requisite holding period (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Shares at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Shares. A participant would also recognize capital gain to the extent the amount realized in the

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Disqualifying Disposition exceeds the fair market value of the ISO Shares on the exercise date. If the exercise price paid for the ISO Shares exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.
Huntsman will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless a participant makes a Disqualifying Disposition of the ISO Shares. If a participant makes a Disqualifying Disposition, Huntsman will then, subject to the discussion below under “—Tax Consequences to Huntsman,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.
Under current rulings, if a participant transfers previously held shares of common stock (other than ISO Shares that have not been held for the requisite holding period) in satisfaction of part or all of the exercise price of an option, whether a nonqualified stock option or an incentive stock option, no additional gain will be recognized on the transfer of such previously held shares of common stock in satisfaction of the nonqualified stock option or incentive stock option exercise price (although a participant would still recognize ordinary compensation income upon exercise of a nonqualified stock option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of previously held shares of common stock surrendered in satisfaction of the nonqualified stock option or incentive stock option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the nonqualified stock option or incentive stock option exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus the amount of compensation income recognized by the participant under the rules described above.
The 2025 Stock Incentive Plan generally prohibits the transfer of awards other than by will or according to the laws of descent and distribution or pursuant to a qualified domestic relations order, but the 2025 Stock Incentive Plan allows the committee to permit the transfer of awards (other than incentive stock options), in its discretion. For income and gift tax purposes, certain transfers of nonqualified stock options should generally be treated as completed gifts, subject to gift taxation.
The Internal Revenue Service has not provided formal guidance on the income tax consequences of a transfer of nonqualified stock options (other than in the context of divorce) or SARs. However, the Internal Revenue Service has informally indicated that after a transfer of options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the options. If a nonqualified stock option is transferred pursuant to a domestic relations order, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and FICA/FUTA taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time.
In addition, if a participant transfers a vested nonqualified stock option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the nonqualified stock option at the time of the gift. The value of the nonqualified stock option may be affected by several factors, including the difference between the exercise price and the fair market value of the shares of common stock, the potential for future appreciation or depreciation of the shares of common stock, the time period of the nonqualified stock option and the illiquidity of the nonqualified stock option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $19,000 per donee (for 2025, subject to adjustment in future years), (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted nonqualified stock option will not be included in the participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.
This favorable tax treatment for vested nonqualified stock options has not been extended to unvested nonqualified stock options. Whether such consequences apply to unvested nonqualified stock options or to SARs is uncertain and the gift tax implications of such a transfer is a risk that the transferor will bear upon such a disposition.
Other Awards: Stock Awards, Restricted Stock Units, Other Stock-Based Awards, and Cash Awards.   A participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon. Individuals will not have taxable income at the time of grant of a restricted stock unit award, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or shares of common stock in settlement of the restricted stock unit award, as applicable, in an amount equal to the cash or the fair market value of the shares of common stock received.
A recipient of a stock award or other stock-based award or the receipt of shares pursuant to an incentive award or performance award generally will be subject to tax at ordinary income tax rates on the fair market value of the shares of common stock when received, reduced by any amount paid by the recipient; however, if the shares of common stock are not transferable and are subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares of common stock (i) when the shares of common stock first become transferable and are no longer

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subject to a substantial risk of forfeiture, in cases where a participant does not make a valid election under Section 83(b) of the Code, or (ii) when the award is received, in cases where a participant makes a valid election under Section 83(b) of the Code. If a Section 83(b) election is made and the shares of common stock are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares of common stock. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends.
A participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he or she recognizes income under the rules described above. The tax basis in the shares of common stock received by a participant will equal the amount recognized by the participant as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares of common stock will commence on the later of the date the shares of common stock are received or the restrictions lapse. Subject to the discussion below under “—Tax Consequences to Huntsman,” Huntsman will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
TAX CONSEQUENCES TO HUNTSMAN
Reasonable Compensation.   In order for the amounts described above to be deductible by Huntsman (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.
Golden Parachute Payments.   The ability of Huntsman (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the 2025 Stock Incentive Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.
Section 162(m).   The ability of Huntsman (or the ability of one of its subsidiaries) to obtain a deduction for amounts paid under the 2025 Stock Incentive Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits Huntsman’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.
NEW PLAN BENEFITS
Because awards granted under the 2025 Stock Incentive Plan are at the discretion of the administrator, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2025 Stock Incentive Plan. Therefore, the New Plan Benefits Table is not provided.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth certain information as of December 31, 2024 with respect to compensation plans under which equity securities of Huntsman are authorized for issuance.
	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	5,385,182(2)	$22.18	3,562,432(3)

Equity compensation plans not approved by security holders	—	$—	—

Total	5,385,182	$22.18	3,562,432

(1)
Reflects the 2016 Stock Incentive Plan.

(2)
Includes 2,413,562 outstanding options and 2,971,620 undelivered full value awards (including 2,610,053 outstanding performance share units at the maximum

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level, 225,197 unvested phantom shares, and 136,370 vested stock units). If performance share units were delivered at target, this figure would include 2,413,562 outstanding options and 1,471,308 undelivered full value awards (including 1,109,741 outstanding performance share units, 225,197 unvested phantom shares, and 136,370 vested stock units). Does not include 839,114 shares of unvested restricted stock.
(3)
Reflects securities available to be issued under the 2016 Stock Incentive Plan as of December 31, 2024.

VOTE REQUIRED
Approval of the 2025 Stock Incentive Plan requires the affirmative vote of a majority of the voting power of the outstanding shares present in person or represented by proxy and entitled to vote on the matter by Huntsman stockholders at the Annual Meeting. Abstentions will be treated as votes against this proposal. Broker non-votes, if any, will have no effect on the vote.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card. Therefore, it is important that you vote your shares by proxy or in person at the Annual Meeting. If you submit a signed proxy card but do not give voting instructions as to how your shares of Huntsman common stock should be voted, your shares will be voted “FOR” in accordance with the recommendations of the Board stated in this Proxy Statement.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” APROVAL OF THE 2025 STOCK INCENTIVE PLAN

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2026 ANNUAL MEETING
STOCKHOLDER PROPOSALS TO BE INCLUDED IN NEXT YEAR’S PROXY STATEMENT
Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at the 2026 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, stockholder proposals must be received by our Corporate Secretary at our principal executive offices (located at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com) no later than November 17, 2025.
DIRECTOR NOMINATIONS TO BE INCLUDED IN NEXT YEAR’S PROXY STATEMENT
Our Bylaws allow eligible stockholders to nominate a candidate for election to our Board for inclusion in our proxy materials in accordance with the “proxy access” provisions of our Bylaws, which are contained in Section 2.14. The “proxy access” provisions allow a stockholder, or a group of up to 20 stockholders (with funds having specified relationships constituting a single stockholder), who own (as defined in our Bylaws) three percent or more of our outstanding common stock continuously for at least three years, to nominate and include in our proxy materials director candidates constituting up to two directors or 20% of the Board (rounded down to the nearest whole number), whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws (including similar information requirements to those set forth in Section 2.8 of our Bylaws). If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in the Company’s proxy statement for the 2026 Annual Meeting pursuant to these proxy access provisions in Section 2.14 of our Bylaws, written notice must be received by the Corporate Secretary at c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 no earlier than the close of business on December 31, 2025 and no later than the close of business on January 30, 2026. However, if the date of the 2026 Annual Meeting is more than 30 days before or more than 70 days after the first anniversary of the date of the Annual Meeting, such written notice must be received by the Corporate Secretary at c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 no later than the close of business on the later of the 120th day prior to the date of the 2026 Annual Meeting or the 10th day following the date we first publicly announce the date of 2026 Annual Meeting. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our Bylaws. For additional information about stockholder nominations and proposals, see “Corporate Governance—Director Nomination Process.”
DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2026 ANNUAL MEETING
Stockholders who wish to nominate one or more individuals to serve as directors or to bring a proposal of business before the 2026 Annual Meeting (other than nominations pursuant to the “proxy access” provisions of our Bylaws or a stockholder proposal in accordance with Rule 14a-8), must be a stockholder of record and must notify in writing our Corporate Secretary and provide the information required by Section 2.8 of our Bylaws. The notice must be delivered to, or mailed and received at, c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 no earlier than the close of business on December 31, 2025 and no later than the close of business on January 30, 2026. However, if the date of our 2026 Annual Meeting is more than 30 days before or more than 70 days after the first anniversary of the date of the Annual Meeting, then such notice must be delivered to, or mailed and received at, c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 no earlier than the close of business on the 120th calendar day prior to the date of the 2026 Annual Meeting and not later than the close of business on the later of the 90th calendar day prior to the date of the 2026 Annual Meeting or the 10th calendar day following the calendar day on which public announcement of the date of 2026 Annual Meeting is first made by us. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our Bylaws. For additional information about stockholder nominations and proposals, see “Corporate Governance—Director Nomination Process.”

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PART 8
ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information regarding beneficial ownership of our common stock as of March 7, 2025 by:
•
each person who we know owns beneficially more than 5% of our common stock;

•
each of our directors and nominees;

•
each of our NEOs; and

•
all of our executive officers and directors as a group.

Under the regulations of the SEC, shares are generally deemed to be “beneficially owned” by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of shares of common stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of common stock subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of March 7, 2025. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
	Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Shares	Percent(2)
5% OR MORE BENEFICIAL OWNERS:

The Vanguard Group, Inc.(3)	17,105,658	9.9%

BlackRock, Inc.(4)	16,133,924	9.3%

Dimensional Fund Advisors LP(5)	10,214,140	5.9%

DIRECTORS AND NAMED EXECUTIVE OFFICERS:

Peter R. Huntsman(6)	8,503,555	4.9%

Mary C. Beckerle(7)	61,301	*

Sonia Dulá	34,569	*

Cynthia L. Egan(8)	34,044	*

Curtis E. Espeland	39,845	*

Daniele Ferrari(9)	46,611	*

Jeanne McGovern	29,284	*

José Muñoz	24,845	*

David B. Sewell(10)	24,845	*

Jan E. Tighe(11)	41,540	*

Philip M. Lister(12)	179,794	*

Anthony P. Hankins(13)	886,134	*

David M. Stryker(14)	445,561	*

R. Wade Rogers(15)	583,480	*

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (14 persons)(16)	10,935,408	6.2%

*
Less than 1%

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HUNTSMAN CORPORATION: PROXY STATEMENT

(1)
Unless a different address is specified below, the address of each beneficial owner is c/o Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 and such beneficial owner has sole voting and dispositive power over such shares.

(2)
Based upon an aggregate of 173,747,479 shares of common stock outstanding on March 7, 2025.

(3)
As reported in the Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group, Inc. Based on such filing, The Vanguard Group, Inc. has shared voting power over 89,358 of the reported shares, sole dispositive power over 16,838,484 of the reported shares and shared dispositive power over 267,174 of the reported shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
As reported in the Schedule 13G/A filed with the SEC on November 8, 2024 by BlackRock, Inc. Based on such filing, BlackRock, Inc. has sole voting power over 13,926,344 of the reported shares and sole dispositive power over 16,133,924 of the reported shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(5)
As reported in the Schedule 13G filed with the SEC on February 9, 2024 by Dimensional Fund Advisors LP. Based on such filing, Dimensional Fund Advisors LP has sole voting power over 10,130,665 of the reported shares and sole dispositive power over 10,214,140 of the reported shares. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(6)
Includes (a) options to purchase 1,057,000 shares of common stock that are exercisable within 60 days of March 7, 2025 and (b) 933,328 shares of which Mr. Huntsman may be deemed the beneficial owner held by P&B Capital, L.C. for which he and his spouse are the only managers and members. Mr. Huntsman expressly disclaims beneficial ownership of any shares held by his spouse.

(7)
Includes 51,584 vested stock units, the shares underlying that will be deliverable upon termination of service.

(8)
Includes 18,891 vested stock units, the shares underlying that will be deliverable upon termination of service.

(9)
Includes 46,611 vested stock units, the shares underlying that will be deliverable upon termination of service.

(10)
Includes 16,612 vested stock units, the shares underlying that will be deliverable upon termination of service.

(11)
Includes 41,540 vested stock units, the shares underlying that will be deliverable upon termination of service.

(12)
Includes (a) options to purchase 19,133 shares of common stock that are exercisable within 60 days of March 7, 2025 and (b) 73,509 shares of common stock held in trust of which Mr. Lister may be deemed the beneficial owner.

(13)
Includes options to purchase 139,561 shares of common stock that are exercisable within 60 days of March 7, 2025.

(14)
Includes options to purchase 19,506 shares of common stock that are exercisable within 60 days of March 7, 2025.

(15)
Includes options to purchase 74,913 shares of common stock that are exercisable within 60 days of March 7, 2025.

(16)
Includes options to purchase a total of 1,310,113 shares of common stock that are exercisable within 60 days of March 7, 2025, and a total of 175,238 vested stock units, the shares underlying that will be delivered to the applicable holder upon termination of service.

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HUNTSMAN CORPORATION: PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
POLICIES AND PROCEDURES
Effective February 1, 2007, as amended, the Board adopted a Related Party Transactions Policy, which includes the procedures for review, approval and monitoring of transactions involving our Company and “related persons” (directors, executive officers, stockholders owning five percent or greater of our common stock, or their respective immediate family members). The policy covers any transaction involving amounts exceeding $120,000 in which a related person has or will have a direct or indirect material interest.
The Compensation Committee reviews and approves all compensation paid to family members of directors and our CEO. All other related person transactions must be approved in advance by the Audit Committee, which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the interests of the Company and its stockholders. In evaluating the transaction, the Audit Committee will consider all relevant factors, including as applicable (1) the benefit to us in entering into the transaction; (2) the alternatives to entering into a related person transaction; and (3) whether the transaction is on terms comparable to those available to third parties.
If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction. The transaction must be approved in advance of its consummation. The Audit Committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable, or not inconsistent with such circumstances, to amend or terminate the transaction and will review the transaction annually to determine whether it continues to be in our interests.
The Compensation Committee approved the 2024 compensation decisions described below and will continue to monitor such arrangements as consistent with our Related Party Transactions Policy.
HUNTSMAN FAMILY EMPLOYMENT
The following table shows compensation paid to members of the Huntsman family (other than NEOs and directors as disclosed herein) for services as officers or employees in fiscal 2024 that involved amounts exceeding $120,000. All amounts or compensation arrangements paid in 2024 were approved in advance by the Compensation Committee, which reviews and approves all annual and other compensation arrangements and components for corporate and executive officers and family members of our CEO who are employees.
Employee	Salary	Stock Awards(3)	Non-Equity Incentive Plan Compensation(4)	Other Compensation(5)
Peter R. Huntsman, Jr.(1)	$269,100	$182,500	$39,665	$592,449

John Calder(2)	$281,400	$187,900	$41,478	—

(1)
Peter Huntsman, Jr. is Vice President of EAME for our Performance Products division. He is the son of Peter R. Huntsman, our CEO.

(2)
Mr. Calder is Vice President of Finance and Controller for our Performance Products division. He is the son-in-law of Peter R. Huntsman, our CEO.

(3)
This column reflects the aggregate grant date fair value of restricted stock granted on February 15, 2024. The restricted shares vest ratably in three equal annual installments beginning on the first anniversary of the grant date. The value of the awards at the grant date, assuming that the highest level of performance conditions will be achieved, is $297,049 for Mr. Huntsman and $305,806 for Mr. Calder.

(4)
This column reflects the cash performance awards earned for 2024. Amounts for 2024 will be paid during the first quarter of 2025.

(5)
As a citizen of the U.S. with residence in Germany, we incurred foreign assignment costs on Peter Huntsman Jr.’s behalf during 2024, including $33,444 in international relocation expenses, allowances and adjustments, $98,701 in housing costs and $204,997 in child education expenses. In addition, we incurred $246,811 in tax gross-ups associated with Mr. Huntsman Jr.’s foreign assignment. We also paid $8,497 as an air travel allowance on Mr. Huntsman Jr.’s behalf pursuant to our Business Expense and Travel Policy.

Peter Huntsman, Jr. and Mr. Calder continue to be our current employees. We expect to pay compensation and other benefits in 2025 similar to those paid in 2024.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC and the NYSE an initial report of ownership of our common stock on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16 forms that they file related to Huntsman stock transactions. Under SEC rules, certain forms of indirect ownership and ownership of our common stock by certain

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family members are covered by these reporting requirements. As a matter of practice, our administrative staff assists our directors and executive officers in preparing initial ownership reports and reporting ownership changes and typically files these reports on their behalf.
Based solely on a review of the reports furnished to us or written representations from reporting persons that all reportable transactions were reported, we believe that during 2024 all of our executive officers, directors and greater than 10% holders filed the reports required to be filed under Section 16(a) on a timely basis under Section 16(a).
ANNUAL REPORT
The 2024 Annual Report is being furnished to our stockholders primarily via the Internet.
A copy of the 2024 Annual Report on Form 10-K for the year ended December 31, 2024, not including exhibits, is also available at www.huntsman.com. A copy of our Annual Report on Form 10-K for the year ended December 31, 2024, excluding exhibits, will be furnished at no charge to each person to whom a proxy statement is delivered upon the request of such person. Exhibits to the Annual Report on Form 10-K for the year ended December 31, 2024 are available upon payment of a reasonable fee, which will be limited to our expenses in furnishing the requested exhibit. Such requests should be directed to Huntsman Investor Relations by e-mail at ir@huntsman.com.
OTHER INFORMATION
DUPLICATE MAILINGS
If you share an address with other stockholders of the Company, you may receive notification that you are being sent only a single copy of the 2024 Annual Report and proxy materials, unless your bank, broker or other nominee that provides the notification receives contrary instructions from the affected stockholders. This practice, permitted under SEC rules and commonly referred to as “householding,” is designed to provide extra convenience for stockholders and potential cost savings for companies.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of the 2024 Annual Report and proxy materials, please notify (i) your broker if your shares of common stock are held in a brokerage account or (ii) the Company if you are a stockholder of record. We will promptly deliver a separate copy of the proxy materials, including the 2024 Annual Report, upon request. You can notify the Company by sending a written request to the attention of Corporate Secretary, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or emailing CorporateSecretary@huntsman.com or by calling 281-719-6000.
Stockholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates by mail to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000, or by telephone at 1-866-210-6997. Computershare may also be reached through its website at www.computershare.com.
STOCKHOLDER LIST
We will make available a list of stockholders of record as of the Record Date for inspection by stockholders for any purpose germane to the Annual Meeting from April 20, 2025 through April 30, 2025 at our headquarters located at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380. If you wish to inspect the list, please submit your request, along with proof of ownership, by email to CorporateSecretary@huntsman.com. The list will also be available during the Annual Meeting.
INTERNET AVAILABILITY
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on April 30, 2025: The Notice of 2025 Annual Meeting and Proxy Statement and the 2024 Annual Report are available free of charge at www.proxyvote.com.

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Appendix A
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

The 2025 Proxy Statement includes information on adjusted EBITDA and free cash flow that does not conform to US generally accepted accounting principles (“GAAP”) and are considered non-GAAP measures.
Management uses adjusted EBITDA to measure the operating performance of our business and for planning and evaluating the performance of our business segments. We believe that net income (loss) is the performance measure calculated and presented in accordance with GAAP that is most directly comparable to adjusted EBITDA.
Management internally uses a free cash flow measure: (a) to evaluate our liquidity, (b) evaluate strategic investments, (c) plan stock buyback and dividend levels and (d) evaluate our ability to incur and service debt.
(Dollars in millions)
Twelve Months Ended December 31, 2024
Reconciliation of Net Income to Adjusted EBITDA:

Net Loss	$(127)

Net income attributable to noncontrolling interests	(62)

Interest expense, net from continuing operations	79

Income tax expense from continuing operations	61

Income tax benefit from discontinued operations	(11)

Depreciation and amortization of continuing operations	289

Other Adjustments:

Business acquisition and integration expenses and purchase accounting inventory adjustments	21

EBITDA from discontinued operations	38

Fair value adjustments to Venator investment, net	(12)

Certain legal and other settlements and related expenses	13

Loss on sale of business/assets	1

Loss on dissolution of subsidiaries	39

Amortization of pension and postretirement actuarial losses	39

Restructuring, impairment and plant closing and transition costs	46
Adjusted EBITDA	$414
Free Cash Flow:

Net cash provided by operating activities from continuing operations	285

Capital expenditures from continuing operations	(184)

Free Cash Flow from Continuing Operations	$101

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Appendix B
HUNTSMAN CORPORATION 2025 STOCK INCENTIVE PLAN

1.   Purpose.   The purpose of the Huntsman Corporation 2025 Stock Incentive Plan (the “Plan”) is to provide a means through which (a) Huntsman Corporation, a Delaware corporation (the “Company”), and the Subsidiaries and Affiliates may attract, retain and motivate qualified persons as employees, directors and consultants, thereby enhancing the profitable growth of the Company and the Subsidiaries and Affiliates and (b) persons upon whom the responsibilities of the successful administration and management of the Company and the Subsidiaries and Affiliates rest, and whose present and potential contributions to the Company and the Subsidiaries or Affiliates are of importance, can acquire and maintain stock ownership or awards the value of which is tied to the performance of the Company, thereby strengthening their concern for the Company and the Subsidiaries and Affiliates. Accordingly, the Plan provides for the grant of Options, SARs, Restricted Stock, Restricted Stock Units, Stock Awards, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Substitute Awards, or any combination of the foregoing, as determined by the Committee in its sole discretion.
The Company currently sponsors and maintains the Huntsman Corporation 2016 Stock Incentive Plan (the “2016 Plan”). After the Effective Date, subject to the Company’s stockholders approving this Plan at the Company’s 2025 annual meeting, no further awards will be granted pursuant to the 2016 Plan; provided, however, that all outstanding awards previously granted pursuant to the 2016 Plan will continue to be governed by 2016 Plan and any individual award agreement that was provided to the recipient pursuant to the 2016 Plan. For the avoidance of doubt, awards may be granted pursuant to the 2016 Plan until the Effective Date of the Plan.
2.   Definitions.   For purposes of the Plan, the following terms shall be defined as set forth below:
(a)   “Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, association, trust or other organization that, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities, by contract, or otherwise.
(b)   “ASC Topic 718” means the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, as amended or any successor accounting standard.
(c)   “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Stock Award, Dividend Equivalent, Other Stock—Based Award, Cash Award, or Substitute Award, together with any other right or interest, granted under the Plan.
(d)   “Award Agreement” means any written instrument (including any employment, severance or change in control agreement) that sets forth the terms, conditions, restrictions and/or limitations applicable to an Award, in addition to those set forth under the Plan.
(e)   “Board” means the Board of Directors of the Company.
(f)   “Cash Award” means an Award denominated in cash granted under Section 6(i).
(g)
“Change in Control” means (a) with respect to an Award that is subject to section 409A of the Code, the occurrence of any event which constitutes a change of control under section 409A of the Code, including any regulations promulgated pursuant thereto; and (b) with respect to any other Award, the occurrence of any of the following events: (i) the acquisition by any “person,” as such term is used in sections 13(d) and 14(d) of the Exchange Act, other than the Company, a Subsidiary or Affiliate of the Company or a Company employee benefit plan, of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or (ii) the consummation of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which Persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 20% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such event; or (iii) the sale or disposition by the Company of all or substantially all the Company’s assets (other than any such sale or disposition involving solely the Company and one or more Persons that are “affiliates” of the Company

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(within the meaning of Rule 12b-2 under the Exchange Act)); or (iv) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors; or (v) the approval by the Board or the stockholders of the Company of a complete or substantially complete liquidation or dissolution of the Company.
(h)   “Change in Control Price” means the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever the Committee determines is applicable, as follows: (i) the price per share offered to holders of Stock in any merger or consolidation, (ii) the per share Fair Market Value of the Stock immediately before the Change in Control or other event without regard to assets sold in the Change in Control or other event and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of Stock in any tender offer or exchange offer whereby a Change in Control or other event takes place, or (v) if such Change in Control or other event occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 2(h), the value per share of the Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 2(h) or in Section 8(e) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.
(i)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.
(j)   “Committee” means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more Qualified Members.
(k)   “Dividend Equivalent” means a right, granted to an Eligible Person under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.
(l)   “Effective Date” means [•], 2025.
(m)   “Eligible Person” means any individual who, as of the date of grant of an Award, is an officer or employee of the Company or of any Subsidiary, and any other person who provides services to the Company or any Subsidiary, including directors of the Company; provided, however, that, any such individual must be an “employee” of the Company or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual is granted an Award that may be settled in Stock. An employee on leave of absence may be an Eligible Person.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.
(o)   “Fair Market Value” of a share of Stock means, as of any specified date, (i) if the Stock is listed on a national securities exchange, the closing sales price of the Stock, as reported on the stock exchange composite tape on that date (or if no sales occur on such date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter on such date, the average between the reported high and low bid and asked prices of Stock on the most recent date on which Stock was publicly traded on or preceding the specified date; or (iii) in the event Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate, including the Nonqualified Deferred Compensation Rules. Notwithstanding this definition of Fair Market Value, with respect to one or more Award types, or for any other purpose for which the Committee must determine the Fair Market Value under the Plan, the Committee may elect to choose a different measurement date or methodology for determining Fair Market Value so long as the determination is consistent with the Nonqualified Deferred Compensation Rules and all other applicable laws and regulations.
(p)   “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the Effective Date, or (B) are elected, or nominated for election, thereafter to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but “Incumbent Director” shall not include an individual whose election or nomination is in connection with (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the then Incumbent Directors.
(q)   “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

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(r)
“Nonqualified Deferred Compensation Rules” means the limitations and requirements of Section 409A of the Code, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

(s)   “Nonstatutory Option” means an Option that is not an ISO.
(t)   “Option” means a right, granted to an Eligible Person under Section 6(c), to purchase Stock at a specified price during specified time periods, which may either be an ISO or a Nonstatutory Option.
(u)   “Other Stock-Based Award” means an Award granted to an Eligible Person under Section 6(h).
(v)   “Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.
(w)   “Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
(x)   “Qualified Member” means a member of the Board who is (i) a “non-employee director” within the meaning of Rule 16b-3(b)(3), and (ii) “independent” under the listing standards or rules of the securities exchange upon which the Stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.
(y)   “Restricted Stock” means Stock granted to an Eligible Person under Section 6(e) that is subject to certain restrictions and to a risk of forfeiture.
(z)   “Restricted Stock Unit” means a right, granted to an Eligible Person under Section 6(e)(ii), to receive Stock, cash or a combination thereof at the end of a specified period (which may or may not be coterminous with the vesting schedule of the Award).
(aa)   “Rule 16b-3” means Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act.
(bb)   “SAR” means a stock appreciation right granted to an Eligible Person under Section 6(d).
(cc)   “SEC” means the Securities and Exchange Commission.
(dd)   “Securities Act” means the Securities Act of 1933, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.
(ee)   “Stock” means the Company’s Common Stock, par value $0.01 per share, and such other securities as may be substituted (or re-substituted) for Stock pursuant to Section 8.
(ff)   “Stock Award” means unrestricted shares of Stock granted to an Eligible Person under Section 6(f).
(gg)   “Subsidiary” shall mean any entity (whether a corporation, partnership, joint venture, limited liability company or other entity) in which the Company owns a majority of the voting power of the entity directly or indirectly, and any other entity in which the Company has an economic interest that is designated by the Committee as a Subsidiary for purposes of the Plan, except (i) with respect to the grant of an ISO, in which case the term Subsidiary shall mean any “subsidiary corporation” of the Company as defined in section 424 of the Code, or (ii) in the case of Options or SARs that are intended to comply with Treasury regulation 1.409A-1(b)(5)(i), in which case the term Subsidiary shall mean an entity in a chain of entities in which each entity has a “controlling interest” in another entity in the chain, starting with the Company.
(hh)   “Substitute Award” means an Award granted under Section 6(j).
3.   Administration.
(a)   Authority of the Committee.   The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan, Rule 16b-3 and other applicable laws, the Committee shall have the authority, in its sole and absolute discretion, to:
(i)   designate Eligible Persons as Participants;
(ii)   determine the type or types of Awards to be granted to an Eligible Person;
(iii)   determine the number of shares of Stock or amount of cash to be covered by Awards;

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(iv)   determine the terms and conditions of any Award, including whether, to what extent and under what circumstances Awards may be vested, settled, exercised, cancelled or forfeited (including conditions based on continued employment or service requirements or the achievement of one or more performance goals);
(v)   modify, waive or adjust any term or condition of an Award that has been granted, which may include the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the Award (for example, from cash to Stock or vice versa), early termination of a performance period, or modification of any other condition or limitation regarding an Award;
(vi)   determine the treatment of an Award upon a termination of employment or other service relationship;
(vii)   impose a holding period with respect to an Award or the shares of Stock received in connection with an Award;
(viii)   interpret and administer the Plan and any Award Agreement;
(ix)   correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement; and
(x)   make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, Subsidiaries, stockholders, Participants, beneficiaries, and permitted transferees under Section 7(a) or other persons claiming rights from or through a Participant.
(b)   Exercise of Committee Authority.   At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company where such action is not taken by the full Board may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. For the avoidance of doubt, the full Board may take any action relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company.
(c)   Delegation of Authority.   The Committee may delegate any or all of its powers and duties under the Plan to a subcommittee of directors or to any officer of the Company, including the power to perform administrative functions and grant Awards; provided, that such delegation does not (i) violate state or corporate law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 8, shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards; provided, however, that such subcommittee members and any such officer may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or a Subsidiary or Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or any executive officer of the Company or a Subsidiary or Affiliate. The Committee may also appoint agents who are not executive officers of the Company or members of the Board to assist in administering the Plan, provided, however, that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Stock.
(d)   Limitation of Liability.   The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any Subsidiary or Affiliate, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or any Subsidiary or Affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.
(e)   Participants in Non-U.S. Jurisdictions.   Notwithstanding any provision of the Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any Subsidiary or Affiliate operates or has employees,

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directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which of the Subsidiaries or Affiliates shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a); and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.
4.   Stock Subject to the Plan.
(a)   Number of Shares Available for Delivery.   Subject to adjustment in a manner consistent with Section 8, 4,650,000 shares of Stock are reserved and available for delivery with respect to Awards, and such total shall be available for the issuance of shares upon the exercise of ISOs.
(b)   Application of Limitation to Grants of Awards.   Subject to Section 4(c), no Award may be granted if the number of shares of Stock that may be delivered in connection with such Award exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.
(c)   Availability of Shares Not Delivered under Awards.   Shares of Stock subject to an Award under the Plan that expire or are cancelled, forfeited, exchanged, settled in cash or otherwise terminated without the actual delivery of shares (Awards of Restricted Stock shall not be considered “delivered shares” for this purpose), will again be available for Awards. Notwithstanding the foregoing, (i) the number of shares tendered in payment of any exercise or purchase price of an Option or an SAR, (ii) shares that were subject to an Option or an SAR but were not issued or delivered as a result of the net settlement or net exercise, or withholding of taxes relating to an Option or an SAR, and (iii) shares repurchased with the proceeds of an Option or an SAR’s exercise price, will not, in each case, be available for Awards. Any Shares of Stock that are withheld by the Company to satisfy tax withholding obligations associated with an Award other than an Option or an SAR shall become available for Awards under the Plan.
(d)   Shares Available Following Certain Transactions.   Substitute Awards granted in accordance with applicable stock exchange requirements and in substitution or exchange for awards previously granted by a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines shall not reduce the shares authorized for issuance under the Plan or the limitations on grants to non-employee members of the Board under Section 5(b), nor shall shares subject to such Substitute Awards be added to the shares available for issuance under the Plan as provided above (whether or not such Substitute Awards are later cancelled, forfeited or otherwise terminated).
(e)   Stock Offered.   The shares of Stock to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.
5.   Eligibility; Award Limitations for Non-Employee Members of the Board.
(a)   Awards may be granted under the Plan only to Eligible Persons.
(b)   In each calendar year during any part of which the Plan is in effect, a non-employee member of the Board may not be granted Awards for such individual’s service on the Board having a value (determined, if applicable, pursuant to ASC Topic 718) on the date of grant in excess of $750,000; provided, that for any calendar year in which a non-employee member of the Board (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or chairman of the Board, additional Awards may be granted to such non-employee member of the Board in excess of such limit; provided, further, that the limit set forth in this Section 5(b) shall be applied without regard to (A) cash fees paid to a non-employee member of the Board during such calendar year (or grants of Awards, if any, made to a non-employee member of the Board in lieu of all or any portion of such cash fees) or (B) grants of Awards, if any, made to a non-employee member of the Board during any period in which such individual was an employee of the Company or any Subsidiary or Affiliate or was otherwise providing services to the Company or to any Subsidiary other than in the capacity as a director of the Company.

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6.   Specific Terms of Awards.
(a)   General.   Awards may be granted on the terms and conditions set forth in this Section 6. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including subjecting such awards to service- or performance-based vesting conditions. Without limiting the scope of the preceding sentence, with respect to any performance-based conditions, (i) the Committee may use one or more business criteria or other measures of performance as it may deem appropriate in establishing any performance goals applicable to an Award, (ii) any such performance goals may relate to the performance of the Participant, the Company (on a consolidated basis), or to specified subsidiaries, business or geographical units or operating areas of the Company, (iii) the performance period or periods over which performance goals will be measured shall be established by the Committee, and (iv) any such performance goals and performance periods may differ among Awards granted to any one Participant or to different Participants. To the extent provided in an Award Agreement, the Committee may exercise its discretion to reduce or increase the amounts payable under any Award.
(b)   Terms of Awards; Minimum Vesting.   The term of each Award shall be for such period as may be determined by the Committee, provided the term of an Option and SAR shall be limited as provided in Sections 6(c)(ii) and (iii) and Section 6(d)(ii), respectively. The minimum vesting or forfeiture restriction period with respect to Awards that are Options, SARs or other Awards for which a Participant pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the Fair Market Value of the Stock determined as of the date of grant shall be one year, subject to the Committee’s authority pursuant this Plan in the event of a Participant’s termination of employment or service or upon the occurrence of certain events; provided, that the foregoing one-year minimum vesting or forfeiture restriction period shall not apply to the grant of any such Awards with respect to an aggregate number of shares of Stock that does not exceed 5% of the total share pool specified in Section 4(a) hereof.
(c)   Options.   The Committee is authorized to grant Options, which may be designated as either ISOs or Nonstatutory Options, to Eligible Persons on the following terms and conditions:
(i)   Exercise Price.   Each Award Agreement evidencing an Option shall state the exercise price per share of Stock (the “Exercise Price”) established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the Exercise Price of an Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, 110% of the Fair Market Value per share of the Stock on the date of grant). Notwithstanding the foregoing, the Exercise Price of a Nonstatutory Option may be less than 100% of the Fair Market Value per share of Stock as of the date of grant of the Option if the Option (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules.
(ii)   Time and Method of Exercise; Other Terms.   The Committee shall determine the methods by which the Exercise Price may be paid or deemed to be paid, the form of such payment, including cash or cash equivalents, Stock (including previously owned shares or through a cashless exercise, i.e., “net settlement”, a broker-assisted exercise, or other reduction of the amount of shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Subsidiary or Affiliate, other property, or any other legal consideration the Committee deems appropriate (including notes or other contractual obligations of Participants to make payment on a deferred basis), the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including the delivery of Restricted Stock subject to Section 6(d), and any other terms and conditions of any Option. In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued based on the Stock’s Fair Market Value as of the date of exercise. No Option may be exercisable for a period of more than ten years following the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, for a period of more than five years following the date of grant of the ISO).
(iii)   ISOs.   The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. ISOs may only be granted to Eligible Persons who are employees of the Company or employees of a parent or any subsidiary corporation of the Company. Except as otherwise provided in Section 8, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the

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Code, unless notice has been provided to the Participant that such change will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of the Plan or the approval of the Plan by the Company’s stockholders. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) subject to any other incentive stock options of the Company or a parent or subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) that are exercisable for the first time by a Participant during any calendar year exceeds $100,000, or such other amount as may be prescribed under Section 422 of the Code, such excess shall be treated as Nonstatutory Options in accordance with the Code. As used in the previous sentence, Fair Market Value shall be determined as of the date the ISO is granted. If a Participant shall make any disposition of shares of Stock issued pursuant to an ISO under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Participant shall notify the Company of such disposition within the time provided to do so in the applicable award agreement.
(d)   SARs.   The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:
(i)   Right to Payment.   An SAR is a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.
(ii)   Grant Price.   Each Award Agreement evidencing an SAR shall state the grant price per share of Stock established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the grant price per share of Stock subject to an SAR shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the SAR. Notwithstanding the foregoing, the grant price of an SAR may be less than 100% of the Fair Market Value per share of Stock subject to an SAR as of the date of grant of the SAR if the SAR (1) does not provide for a deferral of compensation by reason of satisfying the short-term deferral exception set forth in the Nonqualified Deferred Compensation Rules or (2) provides for a deferral of compensation and is compliant with the Nonqualified Deferred Compensation Rules.
(iii)   Method of Exercise and Settlement; Other Terms.   The Committee shall determine the form of consideration payable upon settlement, the method by or forms in which Stock (if any) will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any SAR. SARs may be either free-standing or granted in tandem with other Awards. No SAR may be exercisable for a period of more than ten years following the date of grant of the SAR.
(iv)   Rights Related to Options.   An SAR granted in connection with an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the SAR, by (B) the number of shares as to which that SAR has been exercised. The Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferrable.
(e)   Restricted Stock.   The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:
(i)   Restrictions.   Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose. Except as provided in Section 7(a)(iii) and Section 7(a)(iv), during the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hedged, hypothecated, margined or otherwise encumbered by the Participant.
(ii)   Dividends and Splits.   As a condition to the grant of an Award of Restricted Stock, cash dividends paid on a share of Restricted Stock, Stock distributed in connection with a Stock split or Stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend, Stock or other property has been distributed.
(iii)   Restricted Stock Units.   The Committee is authorized to grant Restricted Stock Units to Eligible Persons on the following terms and conditions:
(iv)   Award and Restrictions.   Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose.

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(v)   Settlement.   Settlement of vested Restricted Stock Units shall occur upon vesting or upon expiration of the deferral period specified for such Restricted Stock Units by the Committee (or, if permitted by the Committee, as elected by the Participant). Restricted Stock Units shall be settled by delivery of (A) a number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or (B) cash in an amount equal to the Fair Market Value of the specified number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or a combination thereof, as determined by the Committee at the date of grant or thereafter.
(f)   Stock Awards.   The Committee is authorized to grant Stock Awards to Eligible Persons as a bonus, as additional compensation, or in lieu of cash compensation any such Eligible Person is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.
(g)   Dividend Equivalents.   The Committee is authorized to grant Dividend Equivalents to Eligible Persons, entitling any such Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than an Award of Restricted Stock or a Stock Award). The Committee may provide that Dividend Equivalents that are granted as free-standing awards shall be paid or distributed when accrued or at a later specified date and, if distributed at a later date, may be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. With respect to Dividend Equivalents granted in connection with another Award such Dividend Equivalents shall be subject to the same restrictions and risk of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned.
(h)   Other Stock-Based Awards.   The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of, or the performance of, specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Stock delivered pursuant to an Other-Stock Based Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Stock, other Awards, or other property, as the Committee shall determine.
(i)   Cash Awards.   The Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of, a supplement to, or in lieu of any other Award under the Plan to Eligible Persons in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate, including for purposes of any annual or short-term incentive or other bonus program.
(j)   Substitute Awards; No Repricing.   Awards may be granted in substitution or exchange for any other Award granted under the Plan or under another plan of the Company or a Subsidiary or any other right of an Eligible Person to receive payment from the Company or a Subsidiary. Awards may also be granted under the Plan in substitution for awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or a Subsidiary. Such Substitute Awards referred to in the immediately preceding sentence that are Options or SARs may have an exercise price that is less than the Fair Market Value of a share of Stock on the date of the substitution if such substitution complies with the Nonqualified Deferred Compensation Rules and other applicable laws and exchange rules. Except as provided in this Section 6(j) or in Section 8, without the approval of the stockholders of the Company, the terms of outstanding Awards may not be amended to (i) reduce the Exercise Price or grant price of an outstanding Option or SAR, (ii) grant a new Option, SAR or other Award in substitution for, or upon the cancellation of, any previously granted Option or SAR that has the effect of reducing the Exercise Price or grant price thereof, (iii) exchange any Option or SAR for Stock, cash or other consideration when the Exercise Price or grant price per share of Stock under such Option or SAR exceeds the Fair Market Value of a share of Stock or (iv) take any other action that would be considered a “repricing” of an Option or SAR under the applicable listing standards of the national securities exchange on which the Stock is listed (if any).
7.   Certain Provisions Applicable to Awards.
(a)   Limit on Transfer of Awards.
(i)   Except as provided in Sections 7(a)(iii) and (iv), each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 7(a), an ISO shall not be transferable other than by will or the laws of descent and distribution.

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(ii)   Except as provided in Sections 7(a)(i), (iii) and (iv), no Award, other than a Stock Award, and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary.
(iii)   To the extent specifically provided by the Committee and permitted pursuant to Form S-8 and the instructions thereto, an Award may be transferred by a Participant on such terms and conditions as the Committee may from time to time establish; provided, however, that no Award (other than a Stock Award) may be transferred to a third-party financial institution for value.
(iv)   An Award may be transferred pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of a written request for such transfer and a certified copy of such order.
(b)   Form and Timing of Payment under Awards; Deferrals.   Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiaries or Affiliates upon the exercise or settlement of an Award may be made in such forms as the Committee shall determine in its discretion, including cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (which may be required by the Committee or permitted at the election of the Participant on terms and conditions established by the Committee); provided, however, that any such deferred or installment payments will be set forth in the Award Agreement. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.
(c)   Evidencing Stock.   The Stock or other securities of the Company delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise, and shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions. Further, if certificates representing Restricted Stock are registered in the name of the Participant, the Company may retain physical possession of the certificates and may require that the Participant deliver a stock power to the Company, endorsed in blank, related to the Restricted Stock.
(d)   Consideration for Grants.   Awards may be granted for such consideration, including services, as the Committee shall determine, but shall not be granted for less than the minimum lawful consideration.
(e)   Additional Agreements.   Each Eligible Person to whom an Award is granted under the Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Eligible Person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and the Subsidiaries and Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.
8.   Subdivision or Consolidation; Recapitalization; Change in Control; Reorganization.
(a)   Existence of Plans and Awards.   The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
(b)   Additional Issuances.   Except as expressly provided herein, the issuance by the Company of shares of stock of any class, including upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock, if applicable.
(c)   Subdivision or Consolidation of Shares.   The terms of an Award and the share limitations under the Plan shall be subject to adjustment by the Committee from time to time, in accordance with the following provisions:
(i)   If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock or in the event the Company distributes an extraordinary cash dividend, then, as

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appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards and applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then-outstanding Award shall be increased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then-outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions; provided, however, that in the case of an extraordinary cash dividend that is not an Adjustment Event, the adjustment to the number of shares of Stock and the Exercise Price or grant price, as applicable, with respect to an outstanding Option or SAR may be made in such other manner as the Committee may determine that is permitted pursuant to applicable tax and other laws, rules and regulations. Notwithstanding the foregoing, Awards that already have a right to receive extraordinary cash dividends as a result of Dividend Equivalents or other dividend rights will not be adjusted as a result of an extraordinary cash dividend.
(ii)   If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, by reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then, as appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards and applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then-outstanding Award shall be decreased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then-outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
(d)   Recapitalization.   In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of ASC Topic 718 and, in each case, that would result in an additional compensation expense to the Company pursuant to the provisions of ASC Topic 718, if adjustments to Awards with respect to such event were discretionary or otherwise not required (each such an event, an “Adjustment Event”), then the Committee shall equitably adjust (i) the aggregate number or kind of shares that thereafter may be delivered under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the terms and conditions of Awards, including the purchase price or Exercise Price of Awards and performance goals, as applicable, and (iv) the applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) to equitably reflect such Adjustment Event (“Equitable Adjustments”). In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would not be considered an Adjustment Event, and is not otherwise addressed in this Section 8, the Committee shall have complete discretion to make Equitable Adjustments (if any) in such manner as it deems appropriate with respect to such other event.
(e)   Change in Control and Other Events.   In the event of a Change in Control or other changes in the Company or the outstanding Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change occurring after the date of the grant of any Award, the Committee, acting in its sole discretion without the consent or approval of any holder, may exercise any power enumerated in Section 3 (including the power to accelerate vesting, waive any forfeiture conditions or otherwise modify or adjust any other condition or limitation regarding an Award) and may also effect one or more of the following alternatives, which may vary among individual holders and which may vary among Awards held by any individual holder:
(i)   accelerate the time of exercisability of an Award so that such Award may be exercised in full or in part for a limited period of time on or before a date specified by the Committee, after which specified date all unexercised Awards and all rights of holders thereunder shall terminate;
(ii)   redeem in whole or in part outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable) as of a date, specified by the Committee, in which event the Committee shall thereupon cancel such Awards and pay to each holder an amount of cash or other consideration per Award (other than a Dividend Equivalent or Cash Award, which the Committee may separately require to be surrendered in exchange for cash or other consideration determined by the Committee in its discretion) equal to the Change in Control Price, less the Exercise Price with respect to an Option and less the grant price with respect to an SAR, as applicable to such Awards; provided, however, that to the extent the Exercise Price of an Option or the grant price of an SAR exceeds the Change in Control Price, such Award may be cancelled for no consideration; or

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(iii)   make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control or other such event (including the substitution, assumption, or continuation of Awards by the successor company or a parent or subsidiary thereof);
provided, however, that so long as the event is not an Adjustment Event, the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding. If an Adjustment Event occurs, this Section 8(e) shall only apply to the extent it is not in conflict with Section 8(d).
9.   General Provisions.
(a)   Tax Withholding.   The Company and any Subsidiary and Affiliate are authorized to withhold from any Award granted, or any payment relating to an Award, including from a distribution of Stock, taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, the Subsidiaries and Affiliates and Participants to satisfy the payment of withholding taxes and other tax obligations relating to any Award in such amounts as may be determined by the Committee. The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including the delivery of cash or cash equivalents, Stock (including through delivery of previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. Any determination made by the Committee to allow a Participant who is subject to Rule 16b-3 to pay taxes with shares of Stock through net settlement or previously owned shares shall be approved by either a committee made up of solely two or more Qualified Members or the full Board. If such tax withholding amounts are satisfied through net settlement or previously owned shares, the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award, as determined by the Committee.
(b)   Limitation on Rights Conferred under Plan.   Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any Subsidiary, (ii) interfering in any way with the right of the Company or any Subsidiary or Affiliate to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and/or employees and/or other service providers, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.
(c)   Governing Law; Submission to Jurisdiction.   All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.
(d)   Severability and Reformation.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to Section 16 of the Exchange Act) or Section 422 of the Code (with respect to ISOs), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or Section 422 of the Code, in each case, only to the extent Rule 16b-3 and such sections of the Code are applicable. With respect to ISOs, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an ISO cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.
(e)   Unfunded Status of Awards; No Trust or Fund Created.   The Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other person. To

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HUNTSMAN CORPORATION: PROXY STATEMENT

the extent that any person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Subsidiary.
(f)   Nonexclusivity of the Plan.   Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary or Affiliate from taking any corporate action which is deemed by the Company or such Subsidiary or Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary or Affiliate as a result of any such action.
(g)   Fractional Shares.   No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be cancelled, terminated, or otherwise eliminated with or without consideration.
(h)   Interpretation.   Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and, where appropriate, the plural shall include the singular and the singular shall include the plural. In the event of any conflict between the terms and conditions of an Award Agreement and the Plan, the provisions of the Plan shall control. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.
(i)   Facility of Payment.   Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such individual, or may be applied for the benefit of such individual in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.
(j)   Conditions to Delivery of Stock.   Nothing herein or in any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. In addition, each Participant who receives an Award under the Plan shall not sell or otherwise dispose of Stock that is acquired upon grant, exercise or vesting of an Award in any manner that would constitute a violation of any applicable federal or state securities laws, the Plan or the rules, regulations or other requirements of the SEC or any stock exchange upon which the Stock is then listed. At the time of any exercise of an Option or SAR, or at the time of any grant of any other Award, the Company may, as a condition precedent to the exercise of such Option or SAR or settlement of any other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. Stock or other securities shall not be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including any Exercise Price, grant price, or tax withholding) is received by the Company.
(k)   Section 409A of the Code.   It is the general intention, but not the obligation, of the Committee to design Awards to comply with or to be exempt from the Nonqualified Deferred Compensation Rules, and Awards will be operated and construed accordingly. Neither this Section 9(k) nor any other provision of the Plan is or contains a representation to any Participant regarding the tax consequences of the grant, vesting, exercise, settlement, or sale of any Award (or the Stock underlying such Award) granted hereunder, and should not be interpreted as such. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with the Nonqualified Deferred Compensation Rules. Notwithstanding any provision in the Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Nonqualified Deferred Compensation Rules)

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HUNTSMAN CORPORATION: PROXY STATEMENT

becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (i) the date of the Participant’s death, or (ii) the date that is six months after the Participant’s “separation from service,” as defined under the Nonqualified Deferred Compensation Rules (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date. Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date. The applicable provisions of the Nonqualified Deferred Compensation Rules are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith.
(l)   Clawback.   The Plan and all Awards granted hereunder are subject to any written clawback policies that the Company, with the approval of the Board or an authorized committee thereof, may adopt either prior to or following the Effective Date, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the SEC and that the Company determines should apply to Awards. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.
(m)   Status under ERISA.   The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
(n)   Plan Effective Date and Term.   The Plan was adopted by the Board to be effective on the Effective Date. No Awards may be granted under the Plan on and after the tenth anniversary of the Effective Date, which is [•]. However, any Award granted prior to such termination (or any earlier termination pursuant to Section 10), and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of the Plan, shall extend beyond such termination until the final disposition of such Award.
10.   Amendments to the Plan and Awards.   The Committee may amend, alter, suspend, discontinue or terminate any Award or Award Agreement, the Plan or the Committee’s authority to grant Awards without the consent of stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Committee action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Committee may otherwise, in its discretion, determine to submit other changes to the Plan to stockholders for approval; provided, that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. For purposes of clarity, any adjustments made to Awards pursuant to Section 8 will be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.

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HUNTSMAN

Enriching lives through innovation

PROXY SERVICES
C/O COMPUTERSHARE INVESTOR SERVICES
P.O. BOX 505000
LOUISVILLE, KY 40233-5000

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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

VOTE BY MAIL
Mark, sign and date this proxy card and return it by April 29, 2025 in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V66383-P29424 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

HUNTSMAN CORPORATION

1. Election of the following 10 nominees as directors

NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYNominees:4. Approval of the Huntsman Corporation 2025 StockIncentive Plan.3. Ratification of the appointment of Deloitte & Touche LLPas Huntsman Corporation's independent registered publicaccounting firm for the year ending December 31, 2025.2. Advisory vote to approve named executive officercompensation.The Board of Directors recommends you vote FOR thefollowing proposals:NOTE: The undersigned authorizes the proxies to vote in theirdiscretion on such other matters as may properly come beforethe meeting or any adjournment thereof.1. Election of the following 10 nominees as directorsThe Board of Directors recommends you vote FOR eachof the following nominees:HUNTSMAN CORPORATIONV66383-P294241a. Peter R. Huntsman1b. Cynthia L. Egan1c. Mary C. Beckerle1d. Sonia Dulá1e. Curtis E. Espeland1f. Daniele Ferrari1g. Jeanne McGovern1h. José Antonio Muñoz Barcelo1i. David B. Sewell1j. Jan E. TigheFor Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.PROXY SERVICESC/O COMPUTERSHARE INVESTOR SERVICESP.O. BOX 505000LOUISVILLE, KY 40233-5000VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 PM Eastern Time on April 29, 2025. Have this proxy card in hand when youaccess the website and follow the instructions.During The Meeting - Go to www.virtualshareholdermeeting.com/HUN2025You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions. Pleasesee "Part 1. Information About the Meeting" of the Proxy Statement.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Timeon April 29, 2025. Have this proxy card in hand when you call and follow the instructions.VOTE BY MAILMark, sign and date this proxy card and return it by April 29, 2025 in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

V66384-P29424HUNTSMAN CORPORATIONAnnual Meeting of StockholdersApril 30, 2025 at 8:00 AM, CDTThis proxy is solicited by the Board of DirectorsThe undersigned stockholder of Huntsman Corporation hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 2025 Annual Meeting of Stockholders and hereby appoints Peter R. Huntsman and David M. Stryker and each of them, acting individually, with full power of substitution in each, as proxies of the undersigned, to represent the undersigned and vote all shares of Huntsman Corporation common stock that the undersigned may be entitled to vote at the Annual Meeting of Stockholdersto be held on April 30, 2025, and at any adjournment or postponement thereof, as indicated on the reverse side.This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the nominees set forth in proposal 1, FOR proposal 2, FOR proposal 3, and FOR proposal 4. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the 2025 Annual Meeting of Stockholders and at any adjournment or postponement thereof.The undersigned stockholder hereby revokes all proxies previously given by the undersigned to vote at the 2025 Annual Meeting of Stockholders or any adjournment or postponement thereof.(Continued and to be signed on reverse side)Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meetingto Be Held on April 30, 2025:The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2024 are available at www.proxyvote.com.